UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

April 30, 2016

COLUMBIA CORPORATE INCOME FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA CORPORATE INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Important Information About This Report	51

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA CORPORATE INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Corporate Income Fund (the Fund) Class A shares returned 1.38% excluding sales charges for 12-month period that ended April 30, 2016.

■  During the same time period, the Fund underperformed its Blended Benchmark, which returned 2.40%, as well as the Barclays U.S. Corporate Index, which returned 3.03%.

■  The Fund's performance was constrained by its below-benchmark stance with respect to interest rate risk and energy-related security selection. Security selection within high-yield corporates and the utility sector benefited performance.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		1.38	4.52	5.50
Including sales charges		-3.45	3.51	4.98
Class B	07/15/02
Excluding sales charges		0.62	3.74	4.72
Including sales charges		-4.29	3.39	4.72
Class C	07/15/02
Excluding sales charges		0.78	3.89	4.87
Including sales charges		-0.20	3.89	4.87
Class I*	09/27/10	1.81	4.95	5.86
Class R4*	11/08/12	1.73	4.80	5.77
Class R5*	11/08/12	1.76	4.87	5.81
Class W*	09/27/10	1.39	4.51	5.50
Class Y*	11/08/12	1.81	4.92	5.84
Class Z	03/05/86	1.64	4.78	5.76
Blended Benchmark		2.40	5.13	6.22
Barclays U.S. Corporate Index		3.03	5.10	6.00

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/
appended-performance for more information.

The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Barclays U.S. Corporate Index and a 15% weighting in the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, which tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

The Barclays U.S. Corporate Index measures the investment-grade, fixed-rate, taxable, corporate bond market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA CORPORATE INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA CORPORATE INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Brian Lavin, CFA

Portfolio Breakdown (%) (at April 30, 2016)
Common Stocks	0.0	(a)
Corporate Bonds & Notes	83.6
Foreign Government Obligations	0.1
Money Market Funds	16.3
Senior Loans	0.0	(a)
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at April 30, 2016)
AA rating	4.7
A rating	8.2
BBB rating	72.7
BB rating	7.2
B rating	5.8
CCC rating	1.3
CC rating	0.0	(a)
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the

At April 30, 2016, approximately 52.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 1.38% excluding sales charges. During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 2.40%, as well as the Barclays U.S. Corporate Index, which returned 3.03%. The most significant detractor from the Fund's relative performance was a below-benchmark stance with respect to interest rate risk against a backdrop of declining U.S. Treasury yields. Security selection within high-yield corporates and utilities benefited performance.

Markets Monitored Fed Policy, China Growth, Energy Prices

For much of the 12-month period, sentiment with respect to corporate bonds wavered as markets anticipated the end of the U.S. Federal Reserve's (the Fed's) zero interest rate policy. As the period progressed, credit-oriented assets reacted negatively to slowing growth in China, supply-demand imbalances for oil and other commodities, and fears of a domestic U.S. recession. Following a brief period of relative stability, December saw oil prices resume their decline, and the beginning of 2016 saw a sharp decline in global risk sentiment as plummeting Chinese stocks triggered trading halts in that market and the price of oil fell to below $30 a barrel. Credit-based assets would remain under pressure through the early part of February.

Credit sectors rebounded strongly over the last several weeks of the period, as the Fed signaled that it was prepared to push back the timetable for further rate hikes and central banks overseas engaged in unprecedented measures designed to stimulate growth. A meaningful recovery in oil prices from their January 2016 lows also helped to boost sentiment. Credit spreads (the yield premium provided by corporate bonds versus Treasuries) widened for the full period despite the late rally.

The U.S. Treasury yield curve flattened over the 12-month period ended April 30, 2016, as rates rose modestly on shorter maturities while experiencing declines farther out along the curve. While changes in interest rates from the beginning of the period to the end of the period were relatively modest, there was considerable volatility during the period. To illustrate, the 10-year Treasury yield reached a high of 2.48% in June and traded as low as 1.64% in February, before closing April at 1.84%.

Contributors and Detractors

Throughout the period, the Fund was positioned with a meaningfully shorter duration (and corresponding sensitivity to interest rates) than the

Annual Report 2016
4

COLUMBIA CORPORATE INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

benchmark. In executing this strategy, the Fund sold Treasury futures contracts in order to keep the Fund's duration below that of the benchmark. These futures contracts and the Fund's duration stance detracted from relative returns as longer term interest rates declined over the 12-month period.

The Fund was positioned with a higher sensitivity to credit risk versus the benchmark, and this positioning detracted from relative performance as credit spreads widened for the full 12 months. In particular, we had a meaningfully above-benchmark position in energy issues, which were negatively impacted by sentiment regarding the sharp decline in oil prices during the period.

We have maintained a preference for asset-rich companies with the ability to generate strong cash flow, which translates into above-benchmark positions in the industrials and utility sectors. This positioning detracted modestly from relative performance over the period. With respect to security selection, an overweight to midstream pipeline companies within energy detracted from relative performance, while selection within utilities added to relative performance.

Selection within below-investment-grade securities was a positive contributor to performance over the period. High-yield issues were approximately 9% of net assets at the end of April 2016, versus approximately 13% at the beginning of the period and the Fund's neutral target of 15%.

considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA CORPORATE INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.50	1,020.29	4.68	4.62	0.92
Class B	1,000.00	1,000.00	1,041.60	1,016.56	8.48	8.37	1.67
Class C	1,000.00	1,000.00	1,042.40	1,017.30	7.72	7.62	1.52
Class I	1,000.00	1,000.00	1,047.60	1,022.33	2.60	2.56	0.51
Class R4	1,000.00	1,000.00	1,046.80	1,021.53	3.41	3.37	0.67
Class R5	1,000.00	1,000.00	1,047.40	1,022.08	2.85	2.82	0.56
Class W	1,000.00	1,000.00	1,045.50	1,020.29	4.68	4.62	0.92
Class Y	1,000.00	1,000.00	1,047.60	1,022.33	2.60	2.56	0.51
Class Z	1,000.00	1,000.00	1,046.80	1,021.53	3.41	3.37	0.67

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 82.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.3%
L-3 Communications Corp. 02/15/21	4.950%	5,098,000	5,483,144
05/28/24	3.950%	7,186,000	7,249,711
Northrop Grumman Corp. 08/01/23	3.250%	2,546,000	2,682,221
TransDigm, Inc. 07/15/21	7.500%	278,000	290,649
05/15/25	6.500%	250,000	251,250
Total			15,956,975
AUTOMOTIVE 0.1%
Schaeffler Finance BV(a) 05/15/21	4.250%	625,000	642,188
BANKING 0.8%
Ally Financial, Inc. 05/19/22	4.625%	964,000	988,100
09/30/24	5.125%	603,000	631,643
Citigroup, Inc.(b) 05/01/26	3.400%	5,825,000	5,845,638
Morgan Stanley 04/21/21	2.500%	1,590,000	1,593,005
Washington Mutual Bank Subordinated(c)(d)(e) 01/15/15	5.125%	6,350,000	9,525
Total			9,067,911
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp. 11/15/22	5.375%	427,000	453,265
09/15/23	4.625%	358,000	362,367
National Financial Partners Corp.(a) 07/15/21	9.000%	138,000	137,310
Total			952,942
BUILDING MATERIALS 0.3%
Allegion PLC 09/15/23	5.875%	111,000	117,660
Allegion US Holding Co., Inc. 10/01/21	5.750%	327,000	341,715
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	627,000	648,945
Beacon Roofing Supply, Inc. 10/01/23	6.375%	112,000	119,000
HD Supply, Inc. 07/15/20	7.500%	617,000	654,791

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HD Supply, Inc.(a) 12/15/21	5.250%	315,000	330,750
04/15/24	5.750%	209,000	219,189
Masco Corp. 04/01/21	3.500%	57,000	57,855
Nortek, Inc. 04/15/21	8.500%	747,000	776,880
Ply Gem Industries, Inc. 02/01/22	6.500%	4,000	3,970
RSI Home Products, Inc.(a) 03/15/23	6.500%	264,000	274,560
Total			3,545,315
CABLE AND SATELLITE 0.7%
Altice U.S. Finance I Corp.(a) 05/15/26	5.500%	427,000	431,270
Altice US Finance I Corp.(a) 07/15/23	5.375%	321,000	327,757
CCO Holdings LLC/Capital Corp.(a) 04/01/24	5.875%	689,000	721,727
05/01/25	5.375%	341,000	349,099
05/01/26	5.500%	39,000	39,780
CCOH Safari LLC(a) 02/15/26	5.750%	481,000	496,633
CSC Holdings LLC 02/15/19	8.625%	425,000	471,750
06/01/24	5.250%	420,000	382,200
Cequel Communications Holdings I LLC/Capital Corp.(a) 09/15/20	6.375%	413,000	422,821
12/15/21	5.125%	182,000	171,535
07/15/25	7.750%	251,000	254,765
DISH DBS Corp. 11/15/24	5.875%	805,000	755,492
DigitalGlobe, Inc.(a) 02/01/21	5.250%	276,000	249,435
Intelsat Jackson Holdings SA 10/15/20	7.250%	280,000	204,400
Neptune Finco Corp.(a) 10/15/25	6.625%	562,000	606,258
10/15/25	10.875%	344,000	382,700
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	343,000	349,003
Unitymedia GmbH(a) 01/15/25	6.125%	368,000	379,040
Unitymedia Hessen GmbH & Co. KG NRW(a) 01/15/25	5.000%	439,000	441,195
Videotron Ltd. 07/15/22	5.000%	286,000	296,725

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(a) 01/15/25	5.750%	681,000	686,107
Virgin Media Secured Finance PLC(a) 01/15/26	5.250%	506,000	507,457
Total			8,927,149
CHEMICALS 0.7%
Angus Chemical Co.(a) 02/15/23	8.750%	437,000	416,242
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a) 05/01/21	7.375%	290,000	306,675
Celanese U.S. Holdings LLC 06/15/21	5.875%	293,000	315,707
Chemours Co. LLC (The)(a) 05/15/23	6.625%	637,000	557,375
05/15/25	7.000%	185,000	160,488
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	398,000	384,070
INEOS Group Holdings SA(a) 02/15/19	5.875%	363,000	368,445
LYB International Finance BV 03/15/44	4.875%	4,255,000	4,443,586
PQ Corp.(a) 11/01/18	8.750%	904,000	940,160
PQ Corp.(a)(b) 11/15/22	6.750%	250,000	258,125
Platform Specialty Products Corp.(a) 05/01/21	10.375%	142,000	142,000
02/01/22	6.500%	147,000	129,360
WR Grace & Co.(a) 10/01/21	5.125%	331,000	346,557
Total			8,768,790
CONSTRUCTION MACHINERY 0.1%
United Rentals North America, Inc. 05/15/20	7.375%	503,000	523,120
United Rentals North America, Inc.(b) 09/15/26	5.875%	326,000	329,260
Total			852,380
CONSUMER CYCLICAL SERVICES 0.1%
APX Group, Inc. 12/01/19	6.375%	231,000	231,000
12/01/20	8.750%	339,000	317,812
IHS, Inc. 11/01/22	5.000%	594,000	620,730

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interval Acquisition Corp.(a) 04/15/23	5.625%	483,000	492,660
Total			1,662,202
CONSUMER PRODUCTS 0.2%
Newell Brands, Inc.(a) 11/15/23	5.000%	105,000	110,796
Prestige Brands, Inc.(a) 03/01/24	6.375%	284,000	298,200
Scotts Miracle-Gro Co. (The)(a) 10/15/23	6.000%	266,000	281,295
Serta Simmons Bedding LLC(a) 10/01/20	8.125%	369,000	387,450
Spectrum Brands, Inc. 11/15/22	6.625%	385,000	415,800
07/15/25	5.750%	422,000	447,594
Springs Industries, Inc. 06/01/21	6.250%	201,000	204,518
Tempur Sealy International, Inc. 10/15/23	5.625%	187,000	194,480
Total			2,340,133
DIVERSIFIED MANUFACTURING 0.3%
Entegris, Inc.(a) 04/01/22	6.000%	350,000	360,500
Manitowoc Foodservice, Inc.(a) 02/15/24	9.500%	68,000	75,140
United Technologies Corp. 12/15/17	5.375%	3,062,000	3,273,685
Total			3,709,325
ELECTRIC 17.8%
Appalachian Power Co. 05/15/44	4.400%	3,740,000	3,859,732
06/01/45	4.450%	4,330,000	4,482,520
Berkshire Hathaway Energy Co. 11/15/23	3.750%	7,440,000	7,991,460
11/15/43	5.150%	400,000	476,603
02/01/45	4.500%	804,000	892,078
CMS Energy Corp. 03/15/22	5.050%	3,150,000	3,553,865
03/31/43	4.700%	2,450,000	2,647,852
03/01/44	4.875%	6,190,000	6,957,684
Calpine Corp.(a) 01/15/22	6.000%	441,000	465,806
Connecticut Light & Power Co. (The) 01/15/23	2.500%	5,088,000	5,087,451

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Energy Co. 12/01/23	3.850%	1,470,000	1,561,340
06/01/24	3.500%	14,233,000	14,805,964
DTE Energy Co.(a) 06/15/22	3.300%	8,715,000	9,034,082
Dominion Resources, Inc. 10/01/25	3.900%	10,941,000	11,509,538
09/15/42	4.050%	1,821,000	1,752,978
Duke Energy Corp. 08/15/22	3.050%	10,000,000	10,273,000
10/15/23	3.950%	10,203,000	11,003,140
Indiana Michigan Power Co. 03/15/23	3.200%	10,265,000	10,449,678
NRG Energy, Inc. 07/15/22	6.250%	335,000	328,407
05/01/24	6.250%	185,000	180,375
NRG Yield Operating LLC 08/15/24	5.375%	596,000	560,240
Oncor Electric Delivery Co. LLC 09/30/17	5.000%	4,000,000	4,188,980
04/01/45	3.750%	4,357,000	4,144,997
PPL Capital Funding, Inc. 12/01/22	3.500%	750,000	786,267
06/01/23	3.400%	23,617,000	24,410,059
03/15/24	3.950%	1,565,000	1,681,319
PSEG Power LLC 11/15/18	2.450%	1,295,000	1,298,714
11/15/23	4.300%	1,605,000	1,648,804
Pacific Gas & Electric Co. 06/15/23	3.250%	5,128,000	5,383,697
02/15/24	3.750%	6,570,000	7,104,154
02/15/44	4.750%	943,000	1,086,217
Progress Energy, Inc. 04/01/22	3.150%	25,595,000	26,286,321
Sierra Pacific Power Co.(a) 05/01/26	2.600%	4,900,000	4,890,866
TransAlta Corp. 06/03/17	1.900%	15,885,000	15,623,835
WEC Energy Group, Inc. 06/15/25	3.550%	6,515,000	6,868,615
Total			213,276,638
FINANCE COMPANIES 0.5%
AerCap Ireland Capital Ltd./Global Aviation Trust 05/15/21	4.500%	1,604,000	1,656,130
10/01/21	5.000%	669,000	705,795
Aircastle Ltd. 03/15/21	5.125%	198,000	209,385
04/01/23	5.000%	61,000	62,108

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Corp. 03/25/20	8.000%	34,000	35,700
10/26/20	5.000%	91,000	86,905
10/25/24	5.875%	575,000	504,562
OneMain Financial Holdings LLC(a) 12/15/19	6.750%	271,000	277,775
12/15/21	7.250%	287,000	298,480
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	698,000	661,355
Quicken Loans, Inc.(a) 05/01/25	5.750%	297,000	279,180
Springleaf Finance Corp. 12/15/20	8.250%	45,000	46,406
10/01/21	7.750%	266,000	262,675
10/01/23	8.250%	226,000	225,294
iStar, Inc. 07/01/19	5.000%	147,000	142,590
Total			5,454,340
FOOD AND BEVERAGE 5.0%
Anheuser-Busch InBev Finance, Inc. 02/01/46	4.900%	3,775,000	4,281,069
ConAgra Foods, Inc. 01/25/23	3.200%	10,029,000	10,129,290
Constellation Brands, Inc. 11/15/24	4.750%	412,000	436,720
12/01/25	4.750%	60,000	63,675
Grupo Bimbo SAB de CV(a) 06/27/44	4.875%	8,335,000	8,002,400
Molson Coors Brewing Co. 05/01/42	5.000%	10,104,000	10,963,487
Pinnacle Foods Finance LLC/Corp.(a) 01/15/24	5.875%	42,000	44,415
Post Holdings, Inc. 02/15/22	7.375%	133,000	140,149
Post Holdings, Inc.(a) 03/15/24	7.750%	392,000	426,300
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	22,190,000	23,707,286
Sysco Corp. 07/15/21	2.500%	2,055,000	2,080,003
Treehouse Foods, Inc.(a) 02/15/24	6.000%	63,000	67,016
Total			60,341,810
GAMING 0.3%
Boyd Gaming Corp. 05/15/23	6.875%	297,000	308,137

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.(a) 04/01/26	6.375%	103,000	105,317
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	292,000	304,045
04/15/26	5.375%	61,000	63,593
International Game Technology PLC(a) 02/15/22	6.250%	542,000	551,593
MGM Resorts International 03/01/18	11.375%	233,000	267,950
10/01/20	6.750%	616,000	657,580
03/15/23	6.000%	281,000	291,889
MGP Escrow Issuer LLC/Co-Issuer, Inc.(a) 05/01/24	5.625%	104,000	108,420
Pinnacle Entertainment, Inc.(a) 05/01/24	5.625%	85,000	84,894
Scientific Games International, Inc.(a) 01/01/22	7.000%	800,000	815,500
Seminole Tribe of Florida, Inc.(a) 10/01/20	6.535%	191,000	200,550
10/01/20	7.804%	300,000	317,640
Tunica-Biloxi Gaming Authority(a)(d) 08/15/16	0.000%	203,000	104,038
Total			4,181,146
HEALTH CARE 1.3%
Acadia Healthcare Co., Inc. 02/15/23	5.625%	159,000	162,578
Acadia Healthcare Co., Inc.(a) 03/01/24	6.500%	188,000	198,340
Alere, Inc.(a) 07/01/23	6.375%	350,000	357,000
Amsurg Corp. 11/30/20	5.625%	276,000	282,900
CHS/Community Health Systems, Inc. 02/01/22	6.875%	502,000	454,310
Change Healthcare Holdings, Inc. 12/31/19	11.000%	392,000	415,520
Change Healthcare Holdings, Inc.(a) 02/15/21	6.000%	298,000	300,980
ConvaTec Finance International SA Junior Subordinated PIK(a) 01/15/19	8.250%	353,000	353,882
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	608,000	618,774
ExamWorks Group, Inc. 04/15/23	5.625%	198,000	212,355

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc. 02/01/25	5.375%	1,009,000	1,031,702
04/15/25	5.250%	560,000	579,600
02/15/26	5.875%	160,000	166,000
Healthsouth Corp. 09/15/25	5.750%	181,000	187,245
Hologic, Inc.(a) 07/15/22	5.250%	341,000	357,197
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	263,000	264,973
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 02/15/21	7.875%	49,000	52,981
LifePoint Health, Inc. 12/01/21	5.500%	406,000	422,240
MEDNAX, Inc.(a) 12/01/23	5.250%	177,000	183,195
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	380,000	397,100
McKesson Corp. 03/15/23	2.850%	6,845,000	6,888,486
Sterigenics-Nordion Holdings LLC(a) 05/15/23	6.500%	449,000	455,735
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	206,000	208,060
Tenet Healthcare Corp. 06/01/20	4.750%	638,000	657,140
04/01/22	8.125%	684,000	709,650
Total			15,917,943
HEALTHCARE INSURANCE 0.1%
Centene Corp. 05/15/22	4.750%	440,000	450,450
Centene Corp.(a) 02/15/24	6.125%	396,000	417,780
Molina Healthcare, Inc.(a) 11/15/22	5.375%	295,000	304,588
Total			1,172,818
HOME CONSTRUCTION 0.1%
CalAtlantic Group, Inc. 12/15/21	6.250%	271,000	290,648
Meritage Homes Corp. 06/01/25	6.000%	515,000	525,300
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/21	5.250%	355,000	354,112

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toll Brothers Finance Corp. 11/15/25	4.875%	152,000	153,140
Total			1,323,200
INDEPENDENT ENERGY 6.1%
Anadarko Petroleum Corp. 03/15/40	6.200%	1,984,000	2,094,981
Antero Resources Corp. 12/01/22	5.125%	440,000	422,400
Canadian Natural Resources Ltd. 02/01/35	5.850%	2,615,000	2,448,401
03/15/38	6.250%	6,676,000	6,725,182
Canadian Oil Sands Ltd.(a) 04/01/22	4.500%	3,780,000	3,782,722
04/01/42	6.000%	3,625,000	3,267,361
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	670,000	643,200
Cimarex Energy Co. 05/01/22	5.875%	9,800,000	10,219,734
06/01/24	4.375%	2,240,000	2,282,036
Concho Resources, Inc. 04/01/23	5.500%	881,000	887,607
Continental Resources, Inc. 09/15/22	5.000%	12,841,000	11,990,284
06/01/44	4.900%	740,000	595,700
CrownRock LP/Finance, Inc.(a) 02/15/23	7.750%	432,000	440,640
Diamondback Energy, Inc. 10/01/21	7.625%	122,000	130,083
Laredo Petroleum, Inc. 01/15/22	5.625%	1,441,000	1,325,720
Marathon Oil Corp. 06/01/45	5.200%	2,855,000	2,419,278
Newfield Exploration Co. 07/01/24	5.625%	210,000	213,675
Noble Energy, Inc. 11/15/43	5.250%	4,713,000	4,462,127
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	794,000	839,655
RSP Permian, Inc. 10/01/22	6.625%	491,000	506,957
WPX Energy, Inc. Senior Unsecured 01/15/22	6.000%	173,000	155,700
Woodside Finance Ltd.(a) 03/05/25	3.650%	17,728,000	16,738,689
Total			72,592,132

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INTEGRATED ENERGY 1.1%
Cenovus Energy, Inc. 09/15/23	3.800%	3,276,000	2,954,139
09/15/42	4.450%	7,256,000	5,618,575
09/15/43	5.200%	5,070,000	4,201,773
Total			12,774,487
LEISURE —%
LTF Merger Sub, Inc.(a) 06/15/23	8.500%	281,000	276,083
LIFE INSURANCE 8.4%
Five Corners Funding Trust(a) 11/15/23	4.419%	39,880,000	42,371,144
Guardian Life Insurance Co. of America (The) Subordinated(a) 06/19/64	4.875%	10,176,000	9,969,885
MetLife, Inc. 09/15/23	4.368%	3,482,000	3,819,388
03/01/45	4.050%	1,500,000	1,436,843
05/13/46	4.600%	3,688,000	3,880,702
Northwestern Mutual Life Insurance Co. (The) Subordinated(a) 03/30/40	6.063%	3,492,000	4,253,109
Peachtree Corners Funding Trust(a) 02/15/25	3.976%	12,368,000	12,502,440
TIAA Asset Management Finance Co. LLC(a) 11/01/19	2.950%	7,890,000	8,047,887
Teachers Insurance & Annuity Association of America Subordinated(a) 09/15/44	4.900%	13,060,000	14,057,745
Total			100,339,143
LODGING 0.1%
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	641,000	667,634
Playa Resorts Holding BV(a) 08/15/20	8.000%	566,000	570,245
Total			1,237,879
MEDIA AND ENTERTAINMENT 5.9%
21st Century Fox America, Inc. 09/15/44	4.750%	9,890,000	10,564,538
AMC Networks, Inc. 04/01/24	5.000%	147,000	147,184
Lamar Media Corp.(a) 02/01/26	5.750%	89,000	94,117
MDC Partners, Inc.(a) 05/01/24	6.500%	703,000	728,027

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc. 02/15/25	5.875%	756,000	792,288
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	366,000	382,470
Scripps Networks Interactive, Inc. 11/15/24	3.900%	15,841,000	16,240,938
Sky PLC(a) 11/26/22	3.125%	17,718,000	17,946,385
09/16/24	3.750%	3,850,000	3,988,727
Thomson Reuters Corp. 05/23/43	4.500%	11,719,000	11,060,334
Time Warner, Inc. 03/29/41	6.250%	6,360,000	7,747,866
Univision Communications, Inc.(a) 02/15/25	5.125%	994,000	982,817
Total			70,675,691
METALS 1.1%
ArcelorMittal(f) 08/05/20	6.250%	15,000	15,375
03/01/21	6.500%	250,000	255,625
02/25/22	7.250%	335,000	351,750
Barrick Gold Corp. 04/01/42	5.250%	5,552,000	5,421,139
Freeport-McMoRan, Inc. 03/01/22	3.550%	79,000	65,965
11/14/24	4.550%	112,000	94,220
Newmont Mining Corp. 03/15/42	4.875%	4,306,000	4,024,525
Teck Resources Ltd. 03/01/42	5.200%	4,261,000	3,055,947
Total			13,284,546
MIDSTREAM 9.6%
Columbia Pipeline Group, Inc.(a) 06/01/45	5.800%	6,756,000	7,123,243
Energy Transfer Equity LP 06/01/27	5.500%	638,000	547,576
Enterprise Products Operating LLC 02/15/45	5.100%	9,435,000	9,923,412
05/15/46	4.900%	3,785,000	3,831,060
Kinder Morgan Energy Partners LP 09/01/22	3.950%	778,000	768,367
02/15/23	3.450%	2,000	1,891
09/01/23	3.500%	500,000	469,998
05/01/24	4.300%	16,621,000	16,213,453
03/01/43	5.000%	10,199,000	8,814,720
Northwest Pipeline LLC 04/15/17	5.950%	8,479,000	8,738,262

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp. 01/31/23	2.850%	20,031,000	17,806,057
10/15/23	3.850%	2,880,000	2,681,579
11/01/24	3.600%	855,000	766,681
06/15/44	4.700%	4,134,000	3,330,417
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	812,000	829,239
Sabine Pass Liquefaction LLC 03/01/25	5.625%	809,000	788,775
Southern Natural Gas Co. LLC(a) 04/01/17	5.900%	16,345,000	16,812,549
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	554,000	510,722
Targa Resources Partners LP/Finance Corp.(a) 03/15/24	6.750%	267,000	271,672
Tesoro Logistics LP/Finance Corp. 10/15/22	6.250%	720,000	738,000
Transcontinental Gas Pipe Line Co. LLC(a) 02/01/26	7.850%	3,805,000	4,593,738
Western Gas Partners LP 07/01/22	4.000%	205,000	196,588
06/01/25	3.950%	163,000	146,549
Williams Companies, Inc. (The) 01/15/23	3.700%	244,000	204,909
06/24/24	4.550%	698,000	601,585
Williams Partners LP 09/15/45	5.100%	10,743,000	8,765,353
Total			115,476,395
NATURAL GAS 3.9%
CenterPoint Energy Resources Corp. 11/01/17	6.125%	7,966,000	8,421,369
NiSource Finance Corp. 02/15/43	5.250%	5,620,000	6,481,574
Sempra Energy 12/01/23	4.050%	22,650,000	24,266,734
06/15/24	3.550%	7,480,000	7,734,933
Total			46,904,610
OIL FIELD SERVICES 1.0%
Noble Holding International Ltd. 03/15/22	3.950%	10,115,000	7,712,687
03/15/42	5.250%	4,578,000	2,838,360
Weatherford International Ltd. 03/15/38	7.000%	1,520,000	1,193,200
Total			11,744,247

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PACKAGING 0.2%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)(b) 05/15/23	4.625%	213,000	213,000
05/15/24	7.250%	110,000	110,000
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	249,000	249,623
Berry Plastics Corp. 07/15/23	5.125%	480,000	484,800
Berry Plastics Corp.(a) 10/15/22	6.000%	205,000	214,225
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	397,000	402,955
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	645,000	669,187
Signode Industrial Group Luxembourg SA/US, Inc.(a) 05/01/22	6.375%	125,000	121,875
Total			2,465,665
PHARMACEUTICALS 1.0%
Actavis Funding 03/15/45	4.750%	1,730,000	1,749,943
Amgen, Inc. 05/15/43	5.375%	5,083,000	5,950,516
Concordia Healthcare Corp.(a) 04/15/23	7.000%	264,000	244,860
Endo Finance LLC/Ltd./Finco, Inc.(a) 07/15/23	6.000%	671,000	658,419
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	445,000	458,350
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a) 08/01/23	6.375%	818,000	849,902
Mallinckrodt International Finance SA/CB LLC(a) 10/15/23	5.625%	255,000	239,062
04/15/25	5.500%	163,000	147,108
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	535,000	484,844
05/15/23	5.875%	633,000	530,137
04/15/25	6.125%	844,000	705,061
Total			12,018,202
PROPERTY & CASUALTY 4.7%
Alleghany Corp. 06/27/22	4.950%	12,743,000	14,028,769
Alliant Holdings I LP(a) 08/01/23	8.250%	24,000	23,880
Berkshire Hathaway Finance Corp. 05/15/42	4.400%	5,775,000	6,302,061

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp. 05/15/24	3.950%	7,416,000	7,502,715
HUB International Ltd.(a) 02/15/21	9.250%	59,000	61,508
10/01/21	7.875%	1,165,000	1,141,700
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	11,581,000	12,593,006
06/15/23	4.250%	7,524,000	7,883,233
Loews Corp. 04/01/26	3.750%	4,435,000	4,592,123
05/15/43	4.125%	2,550,000	2,464,850
Total			56,593,845
REFINING 0.5%
Marathon Petroleum Corp. 09/15/44	4.750%	6,885,000	5,754,621
Valero Energy Corp. 03/15/45	4.900%	640,000	596,747
Total			6,351,368
RESTAURANTS 0.4%
Yum! Brands, Inc. 11/01/43	5.350%	6,680,000	5,360,700
RETAILERS 0.5%
Asbury Automotive Group, Inc. 12/15/24	6.000%	359,000	370,667
CVS Health Corp. 07/20/45	5.125%	3,115,000	3,640,339
Dollar Tree, Inc.(a) 03/01/23	5.750%	509,000	543,510
Group 1 Automotive, Inc. 06/01/22	5.000%	157,000	155,430
Group 1 Automotive, Inc.(a) 12/15/23	5.250%	127,000	126,365
Penske Automotive Group, Inc. 12/01/24	5.375%	270,000	272,025
Rite Aid Corp. Junior Subordinated 02/15/27	7.700%	198,000	240,570
Rite Aid Corp.(a) 04/01/23	6.125%	440,000	468,877
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	87,000	92,873
Total			5,910,656

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TECHNOLOGY 2.1%
Alliance Data Systems Corp.(a) 08/01/22	5.375%	1,048,000	1,008,700
Apple, Inc. 02/09/45	3.450%	8,127,000	7,405,420
05/13/45	4.375%	4,948,000	5,242,035
Equinix, Inc. 01/15/26	5.875%	84,000	88,882
First Data Corp.(a) 08/15/23	5.375%	574,000	593,372
12/01/23	7.000%	770,000	791,175
01/15/24	5.750%	895,000	908,425
Hewlett Packard Enterprise Co.(a) 10/15/45	6.350%	5,624,000	5,607,167
MSCI, Inc.(a) 11/15/24	5.250%	447,000	467,115
08/15/25	5.750%	268,000	285,085
Microsemi Corp.(a) 04/15/23	9.125%	244,000	268,400
NCR Corp. 12/15/23	6.375%	185,000	192,400
Riverbed Technology, Inc.(a) 03/01/23	8.875%	439,000	442,293
Sensata Technologies UK Financing Co. PLC(a) 02/15/26	6.250%	200,000	213,500
Solera LLC/Finance, Inc.(a) 03/01/24	10.500%	153,000	160,268
VeriSign, Inc. 05/01/23	4.625%	382,000	392,505
Zebra Technologies Corp. 10/15/22	7.250%	524,000	567,282
Total			24,634,024
TRANSPORTATION SERVICES 1.2%
ERAC U.S.A. Finance LLC(a) 11/01/25	3.800%	2,895,000	3,021,512
02/15/45	4.500%	7,805,000	7,881,473
FedEx Corp. 04/01/46	4.550%	3,440,000	3,663,652
Hertz Corp. (The) 01/15/21	7.375%	27,000	27,844
10/15/22	6.250%	54,000	54,377
Total			14,648,858
WIRELESS 1.0%
CC Holdings GS V LLC/Crown Castle GS III Corp. 12/15/17	2.381%	3,465,000	3,506,531

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Numericable-SFR SA(a) 05/15/22	6.000%	333,000	333,433
05/01/26	7.375%	639,000	648,585
Rogers Communications, Inc. 03/15/44	5.000%	2,844,000	3,171,276
Sprint Communications, Inc. 11/15/22	6.000%	518,000	380,994
Sprint Communications, Inc.(a) 11/15/18	9.000%	1,214,000	1,283,805
Sprint Corp. 09/15/21	7.250%	679,000	548,292
02/15/25	7.625%	17,000	12,814
T-Mobile USA, Inc. 04/28/21	6.633%	457,000	481,564
01/15/24	6.500%	395,000	420,675
01/15/26	6.500%	681,000	721,860
Wind Acquisition Finance SA(a) 07/15/20	4.750%	313,000	298,759
04/23/21	7.375%	133,000	118,370
Total			11,926,958
WIRELINES 4.3%
AT&T, Inc. 06/15/45	4.350%	24,143,000	22,629,886
CenturyLink, Inc. 12/01/23	6.750%	687,000	676,695
04/01/24	7.500%	46,000	46,115
Frontier Communications Corp. 04/15/24	7.625%	245,000	217,486
01/15/25	6.875%	527,000	438,727
Frontier Communications Corp.(a) 09/15/20	8.875%	101,000	106,934
09/15/22	10.500%	254,000	261,333
09/15/25	11.000%	709,000	716,090
Level 3 Communications, Inc. 12/01/22	5.750%	363,000	373,168
Level 3 Financing, Inc. 08/15/22	5.375%	422,000	431,495
Level 3 Financing, Inc.(a) 01/15/24	5.375%	77,000	78,155
03/15/26	5.250%	33,000	33,495
Telecom Italia SpA(a) 05/30/24	5.303%	171,000	179,122
Verizon Communications, Inc. 11/01/42	3.850%	10,274,000	9,388,741
03/15/55	4.672%	15,736,000	15,217,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	680,000	698,700
Zayo Group LLC/Capital, Inc.(a) 05/15/25	6.375%	181,000	188,240
Total			51,682,353
Total Corporate Bonds & Notes (Cost: $976,355,925)			994,991,047
Foreign Government Obligations(g) 0.1%
MEXICO 0.1%
Petroleos Mexicanos 06/27/44	5.500%	1,045,000	919,600
Total Foreign Government Obligations (Cost: $934,711)			919,600

Senior Loans —%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS —%
PQ Corp. Term Loan(f)(h) 10/27/22	5.750%	46,829	47,055
DIVERSIFIED MANUFACTURING —%
Manitowoc Foodservice, Inc. Tranche B Term Loan(f)(h) 03/03/23	5.750%	141,785	143,292
TECHNOLOGY —%
Microsemi Corp. Tranche B Term Loan(f)(h) 01/15/23	5.250%	329,860	331,922
Total Senior Loans (Cost: $505,818)			522,269

Common Stocks —%

Issuer	Shares	Value ($)
FINANCIALS —%
Insurance —%
WMI Holdings Corp. Escrow(c)(e)(i)(j)	1,075	—
WMIH Corp.(j)	21,388	47,695
Total		47,695
Total Financials		47,695
Total Common Stocks (Cost: $1,077,672)		47,695
Warrants —%
HEALTH CARE —%
Health Care Providers & Services —%
HealthSouth Corp.(j)	8,151	29,425
Total Warrants (Cost: $—)		29,425

Money Market Funds 16.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(k)(l)	193,913,794	193,913,794
Total Money Market Funds (Cost: $193,913,794)		193,913,794
Total Investments (Cost: $1,172,787,920)		1,190,423,830
Other Assets & Liabilities, Net		9,002,975
Net Assets		1,199,426,805

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

At April 30, 2016, cash totaling $4,913,300 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury Ultra 10-Year Note	249		35,000,063	06/2016	349,621	—
U.S. Ultra Bond	379	USD	64,939,281	06/2016	—	(432,876)
Total			99,939,344		349,621	(432,876)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(937)	USD	(153,023,813)	06/2016	1,440,509	—
U.S. Treasury 10-Year Note	(2,063)	USD	(268,318,938)	06/2016	713,942	—
U.S. Treasury 5-Year Note	(146)	USD	(17,653,453)	06/2016	935	—
Total			(438,996,204)		2,155,386	—

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $293,035,761 or 24.43% of net assets.

(b)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at April 30, 2016 was $9,525, which represents less than 0.01% of net assets. Information concerning such security holdings at April 30, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Washington Mutual Bank Subordinated 01/15/15 5.125%	03/10/2006 - 05/14/2008	5,688,448
WMI Holdings Corp. Escrow	03/05/2007	—

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2016, the value of these securities amounted to $113,563, which represents 0.01% of net assets.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2016, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(f)  Variable rate security.

(g)  Principal and interest may not be guaranteed by the government.

(h)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments (continued)

(i)  Negligible market value.

(j)  Non-income producing investment.

(k)  The rate shown is the seven-day current annualized yield at April 30, 2016.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	154,937,095	621,781,604	(582,804,905)	193,913,794	154,474	193,913,794

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	994,981,522	9,525	994,991,047
Foreign Government Obligations	—	919,600	—	919,600
Senior Loans	—	522,269	—	522,269
Common Stocks
Financials	47,695	—	—	47,695
Warrants
Health Care	29,425	—	—	29,425
Investments measured at net asset value
Money Market Funds	—	—	—	193,913,794
Total Investments	77,120	996,423,391	9,525	1,190,423,830
Derivatives
Assets
Futures Contracts	2,505,007	—	—	2,505,007
Liabilities
Futures Contracts	(432,876)	—	—	(432,876)
Total	2,149,251	996,423,391	9,525	1,192,495,961

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA CORPORATE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $978,874,126)	$996,510,036
Affiliated issuers (identified cost $193,913,794)	193,913,794
Total investments (identified cost $1,172,787,920)	1,190,423,830
Cash	2,118
Margin deposits	4,913,300
Receivable for:
Investments sold	10,196,726
Investments sold on a delayed delivery basis	169,080
Capital shares sold	2,621,675
Dividends	39,579
Interest	12,062,748
Foreign tax reclaims	9,244
Variation margin	363,766
Expense reimbursement due from Investment Manager	1,250
Prepaid expenses	2,862
Trustees' deferred compensation plan	77,266
Other assets	10,429
Total assets	1,220,893,873
Liabilities
Payable for:
Investments purchased	9,016,432
Investments purchased on a delayed delivery basis	6,937,281
Capital shares purchased	1,214,347
Dividend distributions to shareholders	3,245,346
Variation margin	778,755
Investment management fees	16,206
Distribution and/or service fees	1,175
Transfer agent fees	114,169
Chief compliance officer expenses	57
Other expenses	66,034
Trustees' deferred compensation plan	77,266
Total liabilities	21,467,068
Net assets applicable to outstanding capital stock	$1,199,426,805
Represented by
Paid-in capital	$1,216,126,083
Excess of distributions over net investment income	(753,511)
Accumulated net realized loss	(35,190,694)
Unrealized appreciation (depreciation) on:
Investments	17,635,910
Futures contracts	2,072,131
Swap contracts	(463,114)
Total — representing net assets applicable to outstanding capital stock	$1,199,426,805
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$98,149,355
Shares outstanding	9,816,667
Net asset value per share	$10.00
Maximum offering price per share(a)	$10.50
Class B
Net assets	$289,841
Shares outstanding	28,991
Net asset value per share	$10.00
Class C
Net assets	$11,739,646
Shares outstanding	1,174,308
Net asset value per share	$10.00
Class I
Net assets	$539,754,277
Shares outstanding	53,982,901
Net asset value per share	$10.00
Class R4
Net assets	$15,459,447
Shares outstanding	1,548,248
Net asset value per share	$9.99
Class R5
Net assets	$1,459,498
Shares outstanding	146,196
Net asset value per share	$9.98
Class W
Net assets	$33,249,792
Shares outstanding	3,326,260
Net asset value per share	$10.00
Class Y
Net assets	$18,311,880
Shares outstanding	1,831,709
Net asset value per share	$10.00
Class Z
Net assets	$481,013,069
Shares outstanding	48,114,113
Net asset value per share	$10.00

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — affiliated issuers	$154,474
Interest	53,506,454
Foreign taxes withheld	(1,899)
Total income	53,659,029
Expenses:
Investment management fees	6,492,390
Distribution and/or service fees
Class A	266,084
Class B	3,840
Class C	130,648
Class W	139,545
Transfer agent fees
Class A	237,862
Class B	853
Class C	29,205
Class R4	43,915
Class R5	831
Class W	123,749
Class Z	1,153,209
Compensation of board members	40,636
Custodian fees	17,130
Printing and postage fees	76,575
Registration fees	113,939
Audit fees	28,639
Legal fees	42,776
Chief compliance officer expenses	657
Other	38,867
Total expenses	8,981,350
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(476,459)
Fees waived by Distributor — Class C	(19,565)
Expense reductions	(1,140)
Total net expenses	8,484,186
Net investment income	45,174,843
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,927,543)
Futures contracts	(28,661,445)
Net realized loss	(32,588,988)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,947,839)
Futures contracts	6,796,558
Net change in unrealized depreciation	(1,151,281)
Net realized and unrealized loss	(33,740,269)
Net increase in net assets resulting from operations	$11,434,574

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$45,174,843	$43,935,835
Net realized gain (loss)	(32,588,988)	245,741
Net change in unrealized depreciation	(1,151,281)	(4,274,685)
Net increase in net assets resulting from operations	11,434,574	39,906,891
Distributions to shareholders
Net investment income
Class A	(3,353,086)	(3,485,939)
Class B	(9,055)	(18,173)
Class C	(333,742)	(322,947)
Class I	(20,991,202)	(20,476,155)
Class R4	(671,248)	(466,740)
Class R5	(58,735)	(51,503)
Class W	(1,725,776)	(3,524,253)
Class Y	(590,408)	(303,367)
Class Z	(17,541,312)	(15,320,629)
Total distributions to shareholders	(45,274,564)	(43,969,706)
Increase (decrease) in net assets from capital stock activity	(295,017,836)	111,252,844
Total increase (decrease) in net assets	(328,857,826)	107,190,029
Net assets at beginning of year	1,528,284,631	1,421,094,602
Net assets at end of year	$1,199,426,805	$1,528,284,631
Excess of distributions over net investment income	$(753,511)	$(660,718)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,412,250	13,676,283	3,948,583	40,363,430
Distributions reinvested	314,528	3,050,265	308,611	3,158,666
Redemptions	(4,674,183)	(45,520,121)	(3,313,567)	(33,927,809)
Net increase (decrease)	(2,947,405)	(28,793,573)	943,627	9,594,287
Class B shares
Subscriptions	1,761	17,314	9,546	97,551
Distributions reinvested	652	6,344	1,287	13,173
Redemptions(a)	(36,495)	(358,412)	(71,219)	(728,513)
Net decrease	(34,082)	(334,754)	(60,386)	(617,789)
Class C shares
Subscriptions	158,912	1,532,883	372,720	3,807,021
Distributions reinvested	30,088	291,619	26,940	275,720
Redemptions	(524,015)	(5,061,927)	(418,148)	(4,275,314)
Net decrease	(335,015)	(3,237,425)	(18,488)	(192,573)
Class I shares
Subscriptions	4,176,878	39,537,190	2,791,189	28,630,130
Distributions reinvested	2,165,499	20,990,857	2,000,545	20,475,830
Redemptions	(14,029,743)	(136,028,520)	(9,383,289)	(96,230,806)
Net decrease	(7,687,366)	(75,500,473)	(4,591,555)	(47,124,846)
Class R4 shares
Subscriptions	1,039,548	10,103,217	823,887	8,416,778
Distributions reinvested	69,390	670,898	45,632	466,310
Redemptions	(1,369,440)	(13,067,778)	(184,854)	(1,885,195)
Net increase (decrease)	(260,502)	(2,293,663)	684,665	6,997,893
Class R5 shares
Subscriptions	39,896	394,301	92,420	939,625
Distributions reinvested	6,034	58,379	5,007	51,182
Redemptions	(75,850)	(728,843)	(81,303)	(827,209)
Net increase (decrease)	(29,920)	(276,163)	16,124	163,598
Class W shares
Subscriptions	710,742	6,941,685	1,650,706	16,887,311
Distributions reinvested	176,959	1,725,471	344,305	3,523,972
Redemptions	(9,847,164)	(97,148,500)	(2,662,764)	(27,226,255)
Net decrease	(8,959,463)	(88,481,344)	(667,753)	(6,814,972)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA CORPORATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	768,450	7,587,732	1,354,424	13,911,427
Distributions reinvested	58,102	562,736	29,638	303,043
Redemptions	(231,102)	(2,252,483)	(150,561)	(1,539,846)
Net increase	595,450	5,897,985	1,233,501	12,674,624
Class Z shares
Subscriptions	9,548,773	92,787,837	21,908,738	223,960,059
Distributions reinvested	690,470	6,695,978	588,948	6,026,767
Redemptions	(20,781,782)	(201,482,241)	(9,147,738)	(93,414,204)
Net increase (decrease)	(10,542,539)	(101,998,426)	13,349,948	136,572,622
Total net increase (decrease)	(30,200,842)	(295,017,836)	10,889,683	111,252,844

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Income from investment operations:
Net investment income	0.31		0.28		0.29		0.32		0.03		0.35
Net realized and unrealized gain (loss)	(0.18)		(0.02)		(0.14)		0.59		0.11		0.49
Total from investment operations	0.13		0.26		0.15		0.91		0.14		0.84
Less distributions to shareholders:
Net investment income	(0.31)		(0.28)		(0.29)		(0.32)		(0.03)		(0.36)
Net realized gains	—		—		(0.33)		(0.22)		—		—
Total distributions to shareholders	(0.31)		(0.28)		(0.62)		(0.54)		(0.03)		(0.36)
Net asset value, end of period	$10.00		$10.18		$10.20		$10.67		$10.30		$10.19
Total return	1.38%		2.59%		1.60%		8.97%		1.35%		8.83%
Ratios to average net assets(b)
Total gross expenses	1.00%		0.97%		0.96%		0.96%		0.97	%(c)	0.98	%(d)
Total net expenses(e)	0.93	%(f)	0.96	%(f)	0.96	%(f)	0.95	%(f)	0.92	%(c)	0.93	%(d)(f)
Net investment income	3.15%		2.75%		2.80%		3.04%		3.30	%(c)	3.54%
Supplemental data
Net assets, end of period (in thousands)	$98,149		$129,902		$120,603		$140,322		$123,974		$119,473
Portfolio turnover	50%		78%		105%		109%		6%		183%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Income from investment operations:
Net investment income	0.23		0.20		0.21		0.24		0.02		0.28
Net realized and unrealized gain (loss)	(0.18)		(0.01)		(0.14)		0.59		0.11		0.49
Total from investment operations	0.05		0.19		0.07		0.83		0.13		0.77
Less distributions to shareholders:
Net investment income	(0.23)		(0.21)		(0.21)		(0.24)		(0.02)		(0.29)
Net realized gains	—		—		(0.33)		(0.22)		—		—
Total distributions to shareholders	(0.23)		(0.21)		(0.54)		(0.46)		(0.02)		(0.29)
Net asset value, end of period	$10.00		$10.18		$10.20		$10.67		$10.30		$10.19
Total return	0.62%		1.82%		0.84%		8.16%		1.29%		8.02%
Ratios to average net assets(b)
Total gross expenses	1.74%		1.72%		1.71%		1.71%		1.72	%(c)	1.75	%(d)
Total net expenses(e)	1.69	%(f)	1.71	%(f)	1.71	%(f)	1.70	%(f)	1.67	%(c)	1.68	%(d)(f)
Net investment income	2.36%		1.99%		2.04%		2.32%		2.55	%(c)	2.84%
Supplemental data
Net assets, end of period (in thousands)	$290		$642		$1,259		$2,455		$3,129		$3,173
Portfolio turnover	50%		78%		105%		109%		6%		183%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Income from investment operations:
Net investment income	0.25		0.22		0.22		0.26		0.02		0.29
Net realized and unrealized gain (loss)	(0.18)		(0.02)		(0.13)		0.58		0.11		0.49
Total from investment operations	0.07		0.20		0.09		0.84		0.13		0.78
Less distributions to shareholders:
Net investment income	(0.25)		(0.22)		(0.23)		(0.25)		(0.02)		(0.30)
Net realized gains	—		—		(0.33)		(0.22)		—		—
Total distributions to shareholders	(0.25)		(0.22)		(0.56)		(0.47)		(0.02)		(0.30)
Net asset value, end of period	$10.00		$10.18		$10.20		$10.67		$10.30		$10.19
Total return	0.78%		1.98%		0.99%		8.32%		1.30%		8.18%
Ratios to average net assets(b)
Total gross expenses	1.75%		1.72%		1.71%		1.71%		1.72	%(c)	1.73	%(d)
Total net expenses(e)	1.53	%(f)	1.56	%(f)	1.56	%(f)	1.55	%(f)	1.52	%(c)	1.53	%(d)(f)
Net investment income	2.55%		2.15%		2.20%		2.42%		2.69	%(c)	2.93%
Supplemental data
Net assets, end of period (in thousands)	$11,740		$15,359		$15,587		$24,821		$17,062		$16,074
Portfolio turnover	50%		78%		105%		109%		6%		183%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class I	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.18	$10.20	$10.67	$10.30	$10.19		$9.71
Income from investment operations:
Net investment income	0.35	0.33	0.33	0.37	0.03		0.38
Net realized and unrealized gain (loss)	(0.18)	(0.02)	(0.14)	0.58	0.11		0.50
Total from investment operations	0.17	0.31	0.19	0.95	0.14		0.88
Less distributions to shareholders:
Net investment income	(0.35)	(0.33)	(0.33)	(0.36)	(0.03)		(0.40)
Net realized gains	—	—	(0.33)	(0.22)	—		—
Total distributions to shareholders	(0.35)	(0.33)	(0.66)	(0.58)	(0.03)		(0.40)
Net asset value, end of period	$10.00	$10.18	$10.20	$10.67	$10.30		$10.19
Total return	1.81%	3.04%	2.04%	9.43%	1.38%		9.23%
Ratios to average net assets(b)
Total gross expenses	0.52%	0.52%	0.52%	0.53%	0.55	%(c)	0.54	%(d)
Total net expenses(e)	0.51%	0.52%	0.52%	0.53%	0.55	%(c)	0.54	%(d)(f)
Net investment income	3.58%	3.19%	3.25%	3.47%	3.68	%(c)	3.81%
Supplemental data
Net assets, end of period (in thousands)	$539,754	$627,684	$676,153	$608,842	$576,449		$560,564
Portfolio turnover	50%	78%	105%	109%	6%		183%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.16		$10.19		$10.65		$10.81
Income from investment operations:
Net investment income	0.33		0.31		0.31		0.14
Net realized and unrealized gain (loss)	(0.17)		(0.03)		(0.13)		0.07
Total from investment operations	0.16		0.28		0.18		0.21
Less distributions to shareholders:
Net investment income	(0.33)		(0.31)		(0.31)		(0.15)
Net realized gains	—		—		(0.33)		(0.22)
Total distributions to shareholders	(0.33)		(0.31)		(0.64)		(0.37)
Net asset value, end of period	$9.99		$10.16		$10.19		$10.65
Total return	1.73%		2.74%		1.95%		2.03%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.72%		0.72%		0.74	%(c)
Total net expenses(d)	0.68	%(e)	0.71	%(e)	0.71	%(e)	0.71	%(c)
Net investment income	3.42%		3.01%		3.13%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$15,459		$18,384		$11,454		$865
Portfolio turnover	50%		78%		105%		109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.16	$10.19	$10.65	$10.81
Income from investment operations:
Net investment income	0.34	0.32	0.33	0.14
Net realized and unrealized gain (loss)	(0.18)	(0.03)	(0.13)	0.08
Total from investment operations	0.16	0.29	0.20	0.22
Less distributions to shareholders:
Net investment income	(0.34)	(0.32)	(0.33)	(0.16)
Net realized gains	—	—	(0.33)	(0.22)
Total distributions to shareholders	(0.34)	(0.32)	(0.66)	(0.38)
Net asset value, end of period	$9.98	$10.16	$10.19	$10.65
Total return	1.76%	2.89%	2.09%	2.08%
Ratios to average net assets(b)
Total gross expenses	0.57%	0.57%	0.57%	0.58	%(c)
Total net expenses(d)	0.56%	0.57%	0.57%	0.58	%(c)
Net investment income	3.53%	3.14%	3.17%	3.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,459	$1,790	$1,630	$117
Portfolio turnover	50%	78%	105%	109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class W	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Income from investment operations:
Net investment income	0.30		0.28		0.29		0.32		0.03		0.35
Net realized and unrealized gain (loss)	(0.17)		(0.02)		(0.14)		0.59		0.11		0.49
Total from investment operations	0.13		0.26		0.15		0.91		0.14		0.84
Less distributions to shareholders:
Net investment income	(0.31)		(0.28)		(0.29)		(0.32)		(0.03)		(0.36)
Net realized gains	—		—		(0.33)		(0.22)		—		—
Total distributions to shareholders	(0.31)		(0.28)		(0.62)		(0.54)		(0.03)		(0.36)
Net asset value, end of period	$10.00		$10.18		$10.20		$10.67		$10.30		$10.19
Total return	1.39%		2.59%		1.60%		8.97%		1.35%		8.83%
Ratios to average net assets(b)
Total gross expenses	1.00%		0.97%		0.96%		0.96%		0.97	%(c)	0.98	%(d)
Total net expenses(e)	0.94	%(f)	0.96	%(f)	0.96	%(f)	0.95	%(f)	0.92	%(c)	0.93	%(d)(f)
Net investment income	3.09%		2.75%		2.81%		3.06%		3.30	%(c)	3.50%
Supplemental data
Net assets, end of period (in thousands)	$33,250		$125,035		$132,166		$159,179		$162,775		$159,553
Portfolio turnover	50%		78%		105%		109%		6%		183%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.18	$10.20	$10.66	$10.82
Income from investment operations:
Net investment income	0.35	0.33	0.33	0.17
Net realized and unrealized gain (loss)	(0.18)	(0.02)	(0.13)	0.05
Total from investment operations	0.17	0.31	0.20	0.22
Less distributions to shareholders:
Net investment income	(0.35)	(0.33)	(0.33)	(0.16)
Net realized gains	—	—	(0.33)	(0.22)
Total distributions to shareholders	(0.35)	(0.33)	(0.66)	(0.38)
Net asset value, end of period	$10.00	$10.18	$10.20	$10.66
Total return	1.81%	3.04%	2.14%	2.09%
Ratios to average net assets(b)
Total gross expenses	0.52%	0.52%	0.51%	0.45	%(c)
Total net expenses(d)	0.51%	0.52%	0.51%	0.45	%(c)
Net investment income	3.60%	3.24%	3.30%	3.35	%(c)
Supplemental data
Net assets, end of period (in thousands)	$18,312	$12,581	$28	$2
Portfolio turnover	50%	78%	105%	109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA CORPORATE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.18		$10.20		$10.67		$10.30		$10.19		$9.71
Income from investment operations:
Net investment income	0.33		0.31		0.31		0.35		0.03		0.38
Net realized and unrealized gain (loss)	(0.18)		(0.02)		(0.14)		0.58		0.11		0.49
Total from investment operations	0.15		0.29		0.17		0.93		0.14		0.87
Less distributions to shareholders:
Net investment income	(0.33)		(0.31)		(0.31)		(0.34)		(0.03)		(0.39)
Net realized gains	—		—		(0.33)		(0.22)		—		—
Total distributions to shareholders	(0.33)		(0.31)		(0.64)		(0.56)		(0.03)		(0.39)
Net asset value, end of period	$10.00		$10.18		$10.20		$10.67		$10.30		$10.19
Total return	1.64%		2.84%		1.85%		9.24%		1.37%		9.10%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.72%		0.71%		0.71%		0.72	%(c)	0.73	%(d)
Total net expenses(e)	0.68	%(f)	0.71	%(f)	0.71	%(f)	0.70	%(f)	0.67	%(c)	0.68	%(d)(f)
Net investment income	3.40%		3.01%		3.05%		3.30%		3.55	%(c)	3.80%
Supplemental data
Net assets, end of period (in thousands)	$481,013		$596,908		$462,215		$537,860		$524,432		$515,700
Portfolio turnover	50%		78%		105%		109%		6%		183%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other

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COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's

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36

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

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37

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,505,007	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	432,876	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(28,661,445)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	6,796,558

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	44,129,055
Futures contracts — Short	545,365,422

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates

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38

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In

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39

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.50% to 0.34% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.49% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $2,057,083, and the administrative services fee paid to the Investment Manager was $314,329.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended April 30, 2016, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $1,977,141, respectively. The sale transactions resulted in a net realized gain of $47,727.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

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COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class R4	0.22
Class R5	0.05
Class W	0.22
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,140.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $35,453 for Class A, $50 for Class B and $1,388 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap September 1, 2015 through August 31, 2016	Voluntary Expense Cap Prior to September 1, 2015
Class A	0.92%	0.96%
Class B	1.67	1.71
Class C	1.67	1.71
Class I	0.51	0.57
Class R4	0.67	0.71
Class R5	0.56	0.62
Class W	0.92	0.96
Class Y	0.51	0.57
Class Z	0.67	0.71

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage

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COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$6,928
Accumulated net realized loss	(6,928)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$45,274,564	$43,969,706

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,124,159
Capital loss carryforwards	(31,534,840)
Net unrealized appreciation	16,049,939

At April 30, 2016, the cost of investments for federal income tax purposes was $1,174,373,891 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,747,228
Unrealized depreciation	(22,697,289)
Net unrealized appreciation	16,049,939

The following capital loss carryforwards, determined at April 30, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	12,564,309
No expiration — long-term	18,970,531
Total	31,534,840

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $622,691,932 and $992,693,901, respectively, for the year ended April 30, 2016, of which $1,361,250 and $128,195,308, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The

Annual Report 2016
42

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 15.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities.

Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring

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43

COLUMBIA CORPORATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
44

COLUMBIA CORPORATE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
45

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2016
46

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
47

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
49

COLUMBIA CORPORATE INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA CORPORATE INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Corporate Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN136_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA MULTI-ASSET INCOME FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA MULTI-ASSET INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustees and Officers	50
Important Information About This Report	55

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA MULTI-ASSET INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Multi-Asset Income Fund (the Fund) Class A shares returned -0.62% excluding sales charges for the 12-month period that ended April 30, 2016.

■  During the same time period, the Fund underperformed its Blended Index, which returned 2.35%, as well as the Barclays U.S. Aggregate Bond Index, which returned 2.72%.

■  The Fund's performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	Life
Class A	03/27/15
Excluding sales charges		-0.62	0.05
Including sales charges		-5.33	-4.31
Class C	03/27/15
Excluding sales charges		-1.37	-0.71
Including sales charges		-2.31	-0.71
Class I	03/27/15	-0.29	0.40
Class R4	03/27/15	-0.36	0.32
Class R5	03/27/15	-0.34	0.35
Class W	03/27/15	-0.62	0.06
Class Z	03/27/15	-0.47	0.32
Blended Index		2.35	2.50
Barclays U.S. Aggregate Bond Index		2.72	2.26

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Blended Index is a weighted custom composite consisting of 60% Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA MULTI-ASSET INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 27, 2015 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Asset Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA MULTI-ASSET INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Dan Boncarosky, CFA

Joshua Kutin, CFA

Top Ten Holdings (%) (at April 30, 2016)
SPDR Blackstone/ GSO Senior Loan ETF	4.5
BNP Paribas Arbitrage Issuance BV 11/07/16 13.260%	3.5
Deutsche Bank AG 08/05/16 14.200%	3.5
Morgan Stanley BV 09/09/16 13.620%	3.4
JPMorgan Chase Bank NA 10/03/16 12.100%	3.4
Credit Suisse First Boston International AG 07/07/16 14.070%	3.4
UBS AG 06/09/16 12.900%	3.4
SPDR Barclays Long Term Corporate Bond ETF	3.1
Credit Suisse Mortgage Capital Certificates 08/25/62 4.664%	1.1
Federal Home Loan Mortgage Corp. 08/15/43 5.517%	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At April 30, 2016, approximately 99.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended April 30, the Fund's Class A shares returned -0.62% excluding sales charges. During the same time period, the Fund underperformed its Blended Index, which returned 2.35%, as well as the Barclays U.S. Aggregate Bond Index, which returned 2.72%. To compare, the S&P 500 Index returned 1.21% for the same period. The Fund's performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Fixed-Income Markets Outpaced Equities Amid Heightened Volatility

The 12-month period ended April 30, 2016 saw a market environment with muted returns across the capital markets given heightened volatility. Lackluster economic growth, contentious geopolitical conflicts and a long-awaited shift in U.S. monetary policy were among those factors that weighed on investor confidence. Amid such volatility and caution, fixed income generally outpaced equities. Within the fixed-income market, U.S. Treasuries and emerging market bonds performed well, as represented by the 5.54% return of the Barclays U.S. Treasury Long Index and the 4.30% return of the JPMorgan Emerging Markets Bond Index-Global. Long-maturity investment-grade corporate bonds also posted strong returns, as represented by the 3.58% return of the Barclays U.S. Corporate Investment Grade Long Index. Securitized bonds, as represented by the 2.58% return of the Barclays U.S. Securitized Index, also fared well. High-yield corporate bonds were somewhat of an outlier in the fixed-income market, with the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index posting a return of -1.24%.

The equity market overall did not fare as well as the fixed-income market. Within the broader equity market, the biggest winner was the U.S. equity market. U.S. equities performed better, ticking upward while their global counterparts mostly generated negative returns. More specifically, the S&P 500 Index, representing the U.S. equity market, returned 1.21% for the 12-month period, while the MSCI USA High Dividend Yield Index, representing dividend-paying U.S. equities, performed even better, posting a return of 5.14% for the same period. In stark contrast, the MSCI ACWI ex-USA Index (in U.S. dollar terms), representing international equities, returned -11.28% for the same period.

Among alternative asset classes, real estate investment trusts (REITs) and preferred stocks fared well, with the FTSE NAREIT Equity REITs Index

Annual Report 2016
4

COLUMBIA MULTI-ASSET INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

and the BofAML U.S. Preferred Stock Fixed Rate Index, returning 7.86% and 8.29%, respectively, for the 12-month period. Master limited partnerships (MLPs), on the other hand, lost significant ground, with the Alerian MLP Index posting a return of -28.71%.

Positioning Generated Mixed Results

Overall, asset allocation decisions detracted, albeit modestly, from the Fund's relative results during the period. The Fund had a slight underweight to fixed income and a slight overweight to equities, which hurt as fixed income outperformed equities during the period. Within the Fund's fixed-income allocation, positions in securitized bonds, U.S. Treasuries and investment-grade corporate bonds contributed positively. However, despite posting positive absolute returns, high-yield corporate bonds detracted from relative performance, as there were better income opportunities elsewhere. Performance in the bank loan and emerging market bond sectors also detracted from relative results.

Within the Fund's equity allocation, positions in dividend-paying equities and covered call-writing strategies detracted from relative results due primarily to poor security selection within these spaces. Preferred stocks contributed positively to the Fund's relative results.

Among non-traditional income sources, MLPs were the biggest detractor from the Fund's relative results as strong performance was not enough to mute the significant sell-off in the asset class. Similarly, though to a lesser extent, exposure to convertible securities detracted, as the asset class overall struggled during the period, posting negative returns. REITs overall performed well during the period. However, our performance within the asset class was weak, and thus hurt the Fund's relative results.

Portfolio Changes

Asset class changes within the Fund can be driven by active trading, by tactically adjusting allocations to select asset classes or by market appreciation or depreciation within a given asset class. During the period, we increased the Fund's weighting to emerging market debt, as our opinion of the asset class improved. We also increased the Fund's exposure to our covered call writing strategy, as we believe it offers potential sources of return and income beyond those available in owning stocks directly. We decreased the Fund's allocation to U.S. equities, as we had grown cautious about their upside potential given our view that late-cycle dynamics may be a constraint.

During the period, we used equity linked notes to implement our covered call writing strategy. These equity linked notes detracted from the Fund's relative performance. We used equity futures for hedging purposes and to manage the Fund's investment exposures. The futures added value to the Fund's relative results during the period. Also, the Fund used derivatives during the period to attempt to enhance portfolio return and for hedging purposes as market conditions warranted.

A Flexible Approach

We believe the best tool to influence portfolio efficiency is diversification, as we observe a negative correlation between stocks and bonds, a

Portfolio Breakdown (%) (at April 30, 2016)
Asset-Backed Securities — Non-Agency	2.3
Commercial Mortgage-Backed Securities — Non-Agency	2.3
Common Stocks	8.3
Corporate Bonds & Notes	28.3
Equity-Linked Notes	20.1
Exchange-Traded Funds	7.2
Foreign Government Obligations	9.8
Limited Partnerships	5.2
Money Market Funds	3.7
Residential Mortgage-Backed Securities — Agency	4.3
Residential Mortgage-Backed Securities — Non-Agency	4.8
U.S. Treasury Obligations	3.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA MULTI-ASSET INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

dynamic sorely missed during much of 2015. In our view, broad diversification may not only provide a more stable return than a concentrated portfolio but also exposure to asset classes that underperformed for some time, and, therefore, may offer attractive returns prospectively. It is important to note, however, that diversification does not guarantee a profit or protect against loss. As has been the case since the inception of the Fund in March 2015, our investment process will seek high levels of monthly income throughout a changing interest rate environment by investing in a diversified set of income-generating asset classes that provide multiple drivers of income and return. We continue to utilize a flexible approach that allows us to tactically adjust for changing market conditions to generate attractive income while minimizing downside risk.

Annual Report 2016
6

COLUMBIA MULTI-ASSET INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.90	1,020.29	4.63	4.62	0.92
Class C	1,000.00	1,000.00	1,022.10	1,016.56	8.40	8.37	1.67
Class I	1,000.00	1,000.00	1,027.70	1,022.08	2.82	2.82	0.56
Class R4	1,000.00	1,000.00	1,027.30	1,021.58	3.33	3.32	0.66
Class R5	1,000.00	1,000.00	1,027.50	1,021.83	3.08	3.07	0.61
Class W	1,000.00	1,000.00	1,026.00	1,020.34	4.58	4.57	0.91
Class Z	1,000.00	1,000.00	1,027.30	1,021.53	3.38	3.37	0.67

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 8.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.3%
Automobiles —%
Daimler AG, Registered Shares	337	23,419
Ford Motor Co.	940	12,747
Total		36,166
Hotels, Restaurants & Leisure 0.1%
McDonald's Corp.	558	70,581
Leisure Products 0.1%
Mattel, Inc.	1,821	56,615
Media 0.1%
Pearson PLC	1,365	16,056
Viacom, Inc., Class B	338	13,824
Vivendi SA	1,121	21,513
Total		51,393
Multiline Retail —%
Macy's, Inc.	595	23,556
Specialty Retail —%
Staples, Inc.	1,838	18,748
Total Consumer Discretionary		257,059
CONSUMER STAPLES 0.8%
Food & Staples Retailing —%
Wesfarmers Ltd.	858	27,783
Food Products —%
Archer-Daniels-Midland Co.	256	10,224
Kraft Heinz Co. (The)	184	14,365
Total		24,589
Household Products 0.1%
Procter & Gamble Co. (The)	1,087	87,090
Tobacco 0.7%
Altria Group, Inc.	4,267	267,584
British American Tobacco PLC	1,350	82,255
Philip Morris International, Inc.	2,865	281,114
Reynolds American, Inc.	403	19,989
Total		650,942
Total Consumer Staples		790,404
ENERGY 1.6%
Oil, Gas & Consumable Fuels 1.6%
BP PLC, ADR	2,947	98,960

Common Stocks (continued)

Issuer	Shares	Value ($)
Chevron Corp.	2,155	220,198
ENI SpA	1,623	26,389
Exxon Mobil Corp.	2,229	197,044
Kinder Morgan, Inc.	16,303	289,541
Occidental Petroleum Corp.	1,832	140,423
Royal Dutch Shell PLC, Class A	3,579	93,058
Spectra Energy Corp.	855	26,736
Suncor Energy, Inc.	535	15,713
Targa Resources Corp.	8,156	329,992
Total SA	539	27,113
Total		1,465,167
Total Energy		1,465,167
FINANCIALS 2.7%
Banks 0.1%
Bank of Montreal	428	27,888
JPMorgan Chase & Co.	341	21,551
PacWest Bancorp	416	16,632
Total		66,071
Capital Markets —%
Invesco Ltd.	906	28,095
Insurance 0.1%
AXA SA	1,032	26,015
Swiss Re AG	271	24,041
Total		50,056
Real Estate Investment Trusts (REITs) 2.5%
Alexandria Real Estate Equities, Inc.	1,249	116,094
Altisource Residential Corp.	2,393	27,807
Armada Hoffler Properties, Inc.	1,160	13,572
Ashford Hospitality Trust, Inc.	2,582	14,433
Brandywine Realty Trust	1,675	25,041
CBL & Associates Properties, Inc.	5,074	59,264
Chesapeake Lodging Trust	1,290	31,773
Colony Capital, Inc.	2,878	50,883
Coresite Realty Corp.	369	27,649
Digital Realty Trust, Inc.	1,680	147,806
Duke Realty Corp.	4,006	87,611
DuPont Fabros Technology, Inc.	762	30,343
EastGroup Properties, Inc.	841	50,250
Education Realty Trust, Inc.	1,080	42,952

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
EPR Properties	1,475	97,173
Gaming and Leisure Properties, Inc.	2,378	77,975
Geo Group, Inc. (The)	1,683	53,906
Getty Realty Corp.	1,617	31,822
Gladstone Commercial Corp.	1,002	16,864
Government Properties Income Trust	1,649	31,199
HCP, Inc.	2,914	98,581
Healthcare Trust of America, Inc., Class A	2,230	64,425
Highwoods Properties, Inc.	1,647	76,964
Host Hotels & Resorts, Inc.	3,672	58,091
LaSalle Hotel Properties	1,053	25,167
Lexington Realty Trust	7,562	66,394
Medical Properties Trust, Inc.	4,131	54,984
Mid-America Apartment Communities, Inc.	518	49,578
NorthStar Realty Finance Corp.	1,720	21,999
One Liberty Properties, Inc.	1,523	35,669
Pebblebrook Hotel Trust	200	5,528
Physicians Realty Trust	2,815	51,036
Ramco-Gershenson Properties Trust	2,682	47,498
Retail Properties of America, Inc., Class A	2,410	38,536
RLJ Lodging Trust	2,409	50,758
Sabra Health Care REIT, Inc.	942	19,867
Select Income REIT	1,983	45,906
Senior Housing Properties Trust	1,118	19,654
Sovran Self Storage, Inc.	467	49,605
Spirit Realty Capital, Inc.	7,396	84,536
STAG Industrial, Inc.	5,231	104,411
Sun Communities, Inc.	1,111	75,404
UDR, Inc.	1,473	51,437
Ventas, Inc.	489	30,377
WP Carey, Inc.	1,082	66,099
WP Glimcher, Inc.	3,117	32,697
Total		2,359,618
Total Financials		2,503,840
HEALTH CARE 0.6%
Biotechnology 0.1%
AbbVie, Inc.	885	53,985
Pharmaceuticals 0.5%
Bristol-Myers Squibb Co.	1,132	81,708
Common Stocks (continued)

Issuer	Shares	Value ($)
GlaxoSmithKline PLC	1,367	29,142
Johnson & Johnson	1,305	146,264
Merck & Co., Inc.	1,896	103,977
Pfizer, Inc.	6,083	198,975
Total		560,066
Total Health Care		614,051
INDUSTRIALS 0.3%
Aerospace & Defense 0.2%
BAE Systems PLC	3,828	26,697
Lockheed Martin Corp.	660	153,371
Total		180,068
Commercial Services & Supplies —%
RR Donnelley & Sons Co.	1,998	34,765
Industrial Conglomerates 0.1%
General Electric Co.	1,146	35,239
Total Industrials		250,072
INFORMATION TECHNOLOGY 0.7%
Communications Equipment 0.2%
Cisco Systems, Inc.	6,201	170,465
Telefonaktiebolaget LM Ericsson, Class B	2,607	21,102
Total		191,567
IT Services 0.1%
International Business Machines Corp.	505	73,700
Leidos Holdings, Inc.	274	13,593
Paychex, Inc.	454	23,662
Total		110,955
Semiconductors & Semiconductor Equipment 0.1%
Intel Corp.	2,800	84,784
Maxim Integrated Products, Inc.	404	14,431
QUALCOMM, Inc.	527	26,624
Total		125,839
Software 0.2%
Microsoft Corp.	3,590	179,033
Technology Hardware, Storage & Peripherals 0.1%
Seagate Technology PLC	1,536	33,439
Total Information Technology		640,833

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 0.2%
Chemicals 0.2%
BASF SE	419	34,616
Dow Chemical Co. (The)	1,818	95,645
Eastman Chemical Co.	88	6,721
PPG Industries, Inc.	68	7,507
Total		144,489
Containers & Packaging —%
International Paper Co.	514	22,241
Packaging Corp. of America	184	11,938
Total		34,179
Metals & Mining —%
Nucor Corp.	476	23,695
Total Materials		202,363
TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	7,224	280,436
BCE, Inc.	930	43,626
CenturyLink, Inc.	2,379	73,630
Orange SA	1,888	31,304
Swisscom AG	47	23,835
Telia Co. AB	4,936	23,572
Total		476,403
Wireless Telecommunication Services 0.1%
Vodafone Group PLC	4,686	15,009
Vodafone Group PLC, ADR	1,046	34,246
Total		49,255
Total Telecommunication Services		525,658
UTILITIES 0.4%
Electric Utilities 0.3%
American Electric Power Co., Inc.	703	44,641
Duke Energy Corp.	741	58,376
Exelon Corp.	1,367	47,968
PG&E Corp.	529	30,788
PPL Corp.	1,117	42,044
Xcel Energy, Inc.	1,347	53,920
Total		277,737

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.1%
Ameren Corp.	862	41,376
DTE Energy Co.	244	21,755
Sempra Energy	412	42,580
Total		105,711
Total Utilities		383,448
Total Common Stocks (Cost: $7,636,422)		7,632,895

Exchange-Traded Funds 7.2%

	Shares	Value ($)
SPDR Barclays Long Term Corporate Bond ETF	66,642	2,726,990
SPDR Blackstone/GSO Senior Loan ETF	84,585	3,960,270
Total Exchange-Traded Funds (Cost: $6,919,596)		6,687,260

Corporate Bonds & Notes 28.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Huntington Ingalls Industries, Inc.(a) 12/15/21	5.000%	80,000	83,850
TransDigm, Inc. 07/15/24	6.500%	102,000	102,765
05/15/25	6.500%	45,000	45,225
Total			231,840
Automotive 0.3%
American Axle & Manufacturing, Inc. 03/15/21	6.250%	80,000	83,200
Schaeffler Finance BV(a) 05/15/21	4.250%	94,000	96,585
ZF North America Capital, Inc.(a) 04/29/25	4.750%	95,000	96,306
Total			276,091
Banking 3.9%
Ally Financial, Inc. 05/19/22	4.625%	50,000	51,250
03/30/25	4.625%	262,000	264,620
Subordinated 11/20/25	5.750%	51,000	51,638

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BNP Paribas SA Junior Subordinated(a)(b) 12/31/49	7.375%	200,000	197,500
Bank of New York Mellon Corp. (The) Junior Subordinated(b) 12/29/49	4.500%	275,000	258,500
Barclays Bank PLC Junior Subordinated(b) 12/31/49	6.625%	265,000	242,475
Citigroup, Inc. Junior Subordinated(b) 12/31/49	6.300%	255,000	249,900
Fifth Third Bancorp Junior Subordinated(b) 12/31/49	5.100%	275,000	250,594
HSBC Holdings PLC Junior Subordinated(b) 12/31/49	6.375%	360,000	347,850
JPMorgan Chase & Co. Junior Subordinated(b) 12/31/49	6.100%	345,000	354,487
Lloyds Banking Group PLC(a)(b) Junior Subordinated 12/31/49	6.657%	230,000	249,550
Lloyds Banking Group PLC(b) Junior Subordinated 12/31/49	7.500%	250,000	247,875
PNC Financial Services Group, Inc. (The) Junior Subordinated(b) 12/31/49	4.850%	25,000	23,938
Royal Bank of Scotland Group PLC Subordinated 05/28/24	5.125%	110,000	107,670
Royal Bank of Scotland Group PLC(b) Junior Subordinated 12/31/49	8.000%	200,000	191,687
Wells Fargo & Co. Junior Subordinated(b) 12/31/49	5.900%	250,000	255,937
Wells Fargo Capital X Junior Subordinated 12/15/36	5.950%	250,000	256,500
Total			3,601,971
Brokerage/Asset Managers/Exchanges 0.1%
E*TRADE Financial Corp. 09/15/23	4.625%	112,000	113,366
National Financial Partners Corp.(a) 07/15/21	9.000%	14,000	13,930
Total			127,296

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 1.2%
Allegion PLC 09/15/23	5.875%	32,000	33,920
Allegion US Holding Co., Inc. 10/01/21	5.750%	40,000	41,800
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	72,000	74,520
12/15/23	5.750%	15,000	15,675
Beacon Roofing Supply, Inc. 10/01/23	6.375%	56,000	59,500
Cemex SAB de CV(a) 01/15/21	7.250%	200,000	213,500
Elementia SAB de CV(a) 01/15/25	5.500%	200,000	198,000
HD Supply, Inc. 07/15/20	7.500%	146,000	154,942
HD Supply, Inc.(a) 12/15/21	5.250%	50,000	52,500
04/15/24	5.750%	42,000	44,048
Masco Corp. 04/01/21	3.500%	11,000	11,165
Nortek, Inc. 04/15/21	8.500%	48,000	49,920
Ply Gem Industries, Inc. 02/01/22	6.500%	2,000	1,985
Union Andina de Cementos SAA(a) 10/30/21	5.875%	200,000	205,500
Total			1,156,975
Cable and Satellite 1.8%
Altice U.S. Finance I Corp.(a) 05/15/26	5.500%	84,000	84,840
Altice US Finance I Corp.(a) 07/15/23	5.375%	33,000	33,695
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	178,000	181,560
04/01/24	5.875%	60,000	62,850
05/01/26	5.500%	12,000	12,240
CCOH Safari LLC(a) 02/15/26	5.750%	47,000	48,528
CSC Holdings LLC 06/01/24	5.250%	124,000	112,840
Cable One, Inc.(a) 06/15/22	5.750%	24,000	24,660
Cequel Communications Holdings I LLC/Capital Corp.(a) 12/15/21	5.125%	26,000	24,505
12/15/21	5.125%	76,000	71,630

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp. 06/01/21	6.750%	166,000	171,015
11/15/24	5.875%	21,000	19,709
DigitalGlobe, Inc.(a) 02/01/21	5.250%	48,000	43,380
Intelsat Jackson Holdings SA 10/15/20	7.250%	56,000	40,880
Neptune Finco Corp.(a) 10/15/25	6.625%	83,000	89,536
10/15/25	10.875%	59,000	65,637
Quebecor Media, Inc. 01/15/23	5.750%	40,000	41,400
Sirius XM Radio, Inc.(a) 04/15/25	5.375%	52,000	53,040
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	72,000	73,260
Unitymedia GmbH(a) 01/15/25	6.125%	148,000	152,440
Videotron Ltd. 07/15/22	5.000%	55,000	57,062
Virgin Media Finance PLC(a) 10/15/24	6.000%	200,000	204,000
Total			1,668,707
Chemicals 1.0%
Angus Chemical Co.(a) 02/15/23	8.750%	74,000	70,485
Celanese U.S. Holdings LLC 06/15/21	5.875%	66,000	71,115
Chemours Co. LLC (The)(a) 05/15/23	6.625%	64,000	56,000
05/15/25	7.000%	75,000	65,062
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	62,000	59,830
Huntsman International LLC 11/15/22	5.125%	20,000	20,100
INEOS Group Holdings SA(a) 02/15/19	5.875%	74,000	75,110
Mexichem SAB de CV(a) 09/17/44	5.875%	200,000	181,250
PQ Corp.(a) 11/01/18	8.750%	184,000	191,360
PQ Corp.(a)(c) 11/15/22	6.750%	50,000	51,625
Platform Specialty Products Corp.(a) 05/01/21	10.375%	26,000	26,000
02/01/22	6.500%	25,000	22,000

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Grace & Co.(a) 10/01/21	5.125%	60,000	62,820
Total			952,757
Construction Machinery 0.1%
United Rentals North America, Inc. 06/15/23	6.125%	60,000	62,250
Consumer Cyclical Services 0.3%
APX Group, Inc. 12/01/19	6.375%	55,000	55,000
12/01/20	8.750%	58,000	54,375
IHS, Inc. 11/01/22	5.000%	82,000	85,690
Interval Acquisition Corp.(a) 04/15/23	5.625%	94,000	95,880
Total			290,945
Consumer Products 0.6%
Prestige Brands, Inc.(a) 03/01/24	6.375%	55,000	57,750
Scotts Miracle-Gro Co. (The)(a) 10/15/23	6.000%	44,000	46,530
Serta Simmons Bedding LLC(a) 10/01/20	8.125%	80,000	84,000
Spectrum Brands, Inc. 11/15/22	6.625%	20,000	21,600
12/15/24	6.125%	117,000	125,044
07/15/25	5.750%	44,000	46,669
Springs Industries, Inc. 06/01/21	6.250%	47,000	47,822
Tempur Sealy International, Inc. 12/15/20	6.875%	61,000	64,279
10/15/23	5.625%	32,000	33,280
Total			526,974
Diversified Manufacturing 0.8%
General Electric Co. Junior Subordinated(b) 12/31/49	5.000%	695,000	723,669
Manitowoc Foodservice, Inc.(a) 02/15/24	9.500%	23,000	25,415
Total			749,084
Electric 0.3%
AES Corp. (The) 07/01/21	7.375%	94,000	107,865
NRG Energy, Inc. 07/15/22	6.250%	100,000	98,032
05/01/24	6.250%	4,000	3,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC 08/15/24	5.375%	102,000	95,880
Total			305,677
Finance Companies 1.4%
AerCap Ireland Capital Ltd./Global Aviation Trust 10/30/20	4.625%	61,000	63,440
10/01/21	5.000%	384,000	405,120
Aircastle Ltd. 03/15/21	5.125%	60,000	63,450
04/01/23	5.000%	8,000	8,145
CIT Group, Inc. 05/15/20	5.375%	128,000	134,240
08/01/23	5.000%	38,000	39,520
Navient Corp. 03/25/20	8.000%	7,000	7,350
10/26/20	5.000%	194,000	185,270
OneMain Financial Holdings LLC(a) 12/15/21	7.250%	100,000	104,000
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	110,000	104,225
Quicken Loans, Inc.(a) 05/01/25	5.750%	51,000	47,940
Springleaf Finance Corp. 12/15/20	8.250%	10,000	10,313
10/01/23	8.250%	120,000	119,625
iStar, Inc. 07/01/19	5.000%	23,000	22,310
Total			1,314,948
Food and Beverage 0.8%
Aramark Services, Inc. 01/15/24	5.125%	22,000	23,265
B&G Foods, Inc. 06/01/21	4.625%	30,000	30,487
Constellation Brands, Inc. 11/15/24	4.750%	70,000	74,200
12/01/25	4.750%	10,000	10,613
JBS Investments GmbH(a) 04/03/24	7.250%	200,000	193,500
MHP SA(a) 04/02/20	8.250%	200,000	179,000
Pinnacle Foods Finance LLC/Corp.(a) 01/15/24	5.875%	7,000	7,403
Post Holdings, Inc.(a) 12/15/22	6.000%	53,000	54,424
03/15/24	7.750%	56,000	60,900
Treehouse Foods, Inc.(a) 02/15/24	6.000%	10,000	10,637

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WhiteWave Foods Co. (The) 10/01/22	5.375%	66,000	70,582
Total			715,011
Gaming 0.9%
Boyd Gaming Corp. 05/15/23	6.875%	31,000	32,162
Boyd Gaming Corp.(a) 04/01/26	6.375%	20,000	20,450
GLP Capital LP/Financing II, Inc. 11/01/18	4.375%	97,000	99,910
11/01/20	4.875%	72,000	75,960
04/15/26	5.375%	7,000	7,298
International Game Technology PLC(a) 02/15/22	6.250%	106,000	107,876
MGM Resorts International 12/15/21	6.625%	98,000	104,370
03/15/23	6.000%	92,000	95,565
MGP Escrow Issuer LLC/Co-Issuer, Inc.(a) 05/01/24	5.625%	21,000	21,893
Pinnacle Entertainment, Inc.(a) 05/01/24	5.625%	17,000	16,979
Scientific Games International, Inc. 12/01/22	10.000%	110,000	90,915
Scientific Games International, Inc.(a) 01/01/22	7.000%	100,000	101,937
SugarHouse HSP Gaming LP/Finance Corp.(a) 06/01/21	6.375%	44,000	43,120
Total			818,435
Health Care 2.1%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	32,000	32,440
Acadia Healthcare Co., Inc.(a) 03/01/24	6.500%	32,000	33,760
Alere, Inc.(a) 07/01/23	6.375%	37,000	37,740
Amsurg Corp. 11/30/20	5.625%	50,000	51,250
CHS/Community Health Systems, Inc. 08/01/21	5.125%	100,000	100,291
02/01/22	6.875%	101,000	91,405
Change Healthcare Holdings, Inc. 12/31/19	11.000%	58,000	61,480
Change Healthcare Holdings, Inc.(a) 02/15/21	6.000%	31,000	31,310
ConvaTec Finance International SA Junior Subordinated PIK(a) 01/15/19	8.250%	32,000	32,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	138,000	144,555
ExamWorks Group, Inc. 04/15/23	5.625%	40,000	42,900
Fresenius Medical Care U.S. Finance II, Inc.(a) 01/31/22	5.875%	132,000	145,200
HCA Holdings, Inc. Junior Subordinated 02/15/21	6.250%	192,000	208,608
HCA, Inc. 02/15/20	6.500%	179,000	198,242
02/01/25	5.375%	107,000	109,407
HealthSouth Corp. 11/01/24	5.750%	19,000	19,618
Healthsouth Corp. 09/15/25	5.750%	11,000	11,380
Hologic, Inc.(a) 07/15/22	5.250%	36,000	37,710
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 02/15/21	7.875%	9,000	9,731
LifePoint Health, Inc. 12/01/21	5.500%	60,000	62,400
MEDNAX, Inc.(a) 12/01/23	5.250%	30,000	31,050
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	70,000	73,150
Sterigenics-Nordion Holdings LLC(a) 05/15/23	6.500%	22,000	22,330
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	30,000	30,300
Tenet Healthcare Corp. 04/01/21	4.500%	148,000	149,850
04/01/22	8.125%	110,000	114,125
06/15/23	6.750%	5,000	4,938
Universal Health Services, Inc.(a) 08/01/22	4.750%	80,000	81,600
Total			1,968,850
Healthcare Insurance 0.2%
Centene Corp.(a) 02/15/24	6.125%	121,000	127,655
Molina Healthcare, Inc.(a) 11/15/22	5.375%	50,000	51,625
Total			179,280
Home Construction 0.4%
CalAtlantic Group, Inc. 11/15/24	5.875%	82,000	86,715

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
D.R. Horton, Inc. 02/15/20	4.000%	42,000	43,575
02/15/23	4.750%	19,000	19,665
Meritage Homes Corp. 04/01/22	7.000%	127,000	136,207
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/21	5.250%	59,000	58,853
Toll Brothers Finance Corp. 11/15/25	4.875%	25,000	25,188
Total			370,203
Independent Energy 1.3%
Antero Resources Corp. 12/01/22	5.125%	88,000	84,480
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	156,000	149,760
Concho Resources, Inc. 04/01/23	5.500%	150,000	151,125
Continental Resources, Inc. 04/15/23	4.500%	55,000	49,122
CrownRock LP/Finance, Inc.(a) 02/15/23	7.750%	77,000	78,540
Diamondback Energy, Inc. 10/01/21	7.625%	50,000	53,312
Laredo Petroleum, Inc. 01/15/22	5.625%	9,000	8,280
03/15/23	6.250%	232,000	216,340
Newfield Exploration Co. 07/01/24	5.625%	42,000	42,735
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	212,000	224,190
RSP Permian, Inc. 10/01/22	6.625%	58,000	59,885
Range Resources Corp. 08/15/22	5.000%	52,000	48,555
WPX Energy, Inc. Senior Unsecured 01/15/22	6.000%	34,000	30,600
Total			1,196,924
Leisure 0.1%
AMC Entertainment, Inc. 06/15/25	5.750%	8,000	8,200
Cinemark USA, Inc. 12/15/22	5.125%	30,000	31,050
LTF Merger Sub, Inc.(a) 06/15/23	8.500%	41,000	40,283
Total			79,533

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.3%
MetLife, Inc. Junior Subordinated 08/01/39	10.750%	155,000	236,375
Prudential Financial, Inc. Junior Subordinated(b) 09/15/42	5.875%	20,000	21,615
Total			257,990
Lodging 0.4%
Choice Hotels International, Inc. 07/01/22	5.750%	96,000	103,200
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	80,000	83,324
Playa Resorts Holding BV(a) 08/15/20	8.000%	102,000	102,765
RHP Hotel Properties LP/Finance Corp. 04/15/23	5.000%	45,000	46,238
Total			335,527
Media and Entertainment 1.0%
AMC Networks, Inc. 12/15/22	4.750%	33,000	33,248
04/01/24	5.000%	29,000	29,036
Activision Blizzard, Inc.(a) 09/15/23	6.125%	190,000	206,862
Lamar Media Corp.(a) 02/01/26	5.750%	14,000	14,805
MDC Partners, Inc.(a) 05/01/24	6.500%	141,000	146,020
Netflix, Inc. 02/15/22	5.500%	119,000	124,355
02/15/25	5.875%	82,000	85,936
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	40,000	41,700
Outfront Media Capital LLC/Corp. 02/15/24	5.625%	72,000	75,240
Univision Communications, Inc.(a) 02/15/25	5.125%	168,000	166,110
Total			923,312
Metals 0.4%
ArcelorMittal(b) 08/05/20	6.250%	8,000	8,200
03/01/21	6.500%	108,000	110,430
BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b) 10/19/75	6.750%	200,000	207,450

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc. 03/01/22	3.550%	16,000	13,360
11/14/24	4.550%	23,000	19,349
Total			358,789
Midstream 1.0%
Energy Transfer Equity LP 06/01/27	5.500%	110,000	94,410
MPLX LP(a) 12/01/24	4.875%	244,000	237,820
06/01/25	4.875%	16,000	15,461
Sabine Pass Liquefaction LLC 03/01/25	5.625%	124,000	120,900
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	52,000	49,920
11/15/23	4.250%	68,000	62,688
Targa Resources Partners LP/Finance Corp.(a) 03/15/24	6.750%	46,000	46,805
Tesoro Logistics LP/Finance Corp. 10/15/22	6.250%	103,000	105,575
Western Gas Partners LP 07/01/22	4.000%	39,000	37,399
06/01/25	3.950%	32,000	28,770
Williams Companies, Inc. (The) 01/15/23	3.700%	50,000	41,989
06/24/24	4.550%	139,000	119,800
Total			961,537
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	47,000	46,887
Other Industry —%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	39,000	40,581
Other REIT 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	70,000	73,893
Packaging 0.7%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)(c) 05/15/24	7.250%	26,000	26,000
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	42,000	42,105
Ball Corp. 12/15/20	4.375%	94,000	97,760
Berry Plastics Corp. 05/15/22	5.500%	30,000	30,956
07/15/23	5.125%	56,000	56,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Plastics Corp.(a) 10/15/22	6.000%	57,000	59,565
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	82,000	83,230
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	90,000	93,375
02/15/21	6.875%	47,000	48,821
Reynolds Group Issuer, Inc./LLC(b) 02/15/21	8.250%	98,000	101,430
Signode Industrial Group Luxembourg SA/US, Inc.(a) 05/01/22	6.375%	19,000	18,525
Total			658,327
Paper 0.2%
Inversiones CMPC SA(a) 09/15/24	4.750%	200,000	204,394
Pharmaceuticals 0.8%
Concordia Healthcare Corp.(a) 04/15/23	7.000%	40,000	37,100
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	117,000	111,735
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	52,000	53,560
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a) 08/01/23	6.375%	85,000	88,315
Mallinckrodt International Finance SA/CB LLC(a) 10/15/23	5.625%	44,000	41,250
04/15/25	5.500%	20,000	18,050
Quintiles Transnational Corp.(a) 05/15/23	4.875%	42,000	42,997
Valeant Pharmaceuticals International, Inc.(a) 04/15/25	6.125%	420,000	350,860
Total			743,867
Property & Casualty 0.2%
Alliant Holdings I LP(a) 08/01/23	8.250%	4,000	3,980
HUB International Ltd.(a) 02/15/21	9.250%	14,000	14,595
10/01/21	7.875%	172,000	168,560
Total			187,135
Railroads 0.4%
BNSF Funding Trust I Junior Subordinated(b) 12/15/55	6.613%	315,000	354,375

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.1%
BC ULC/New Red Finance, Inc.(a) 01/15/22	4.625%	76,000	77,900
04/01/22	6.000%	36,000	37,170
Total			115,070
Retailers 0.6%
Asbury Automotive Group, Inc. 12/15/24	6.000%	69,000	71,242
Dollar Tree, Inc.(a) 03/01/23	5.750%	80,000	85,424
Group 1 Automotive, Inc. 06/01/22	5.000%	52,000	51,480
Group 1 Automotive, Inc.(a) 12/15/23	5.250%	5,000	4,975
Penske Automotive Group, Inc. 12/01/24	5.375%	100,000	100,750
Rite Aid Corp.(a) 04/01/23	6.125%	132,000	140,663
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	40,000	41,900
12/01/25	5.625%	15,000	16,013
Total			512,447
Supermarkets 0.2%
Cencosud SA(a) 02/12/45	6.625%	200,000	191,046
Technology 1.5%
Alliance Data Systems Corp.(a) 08/01/22	5.375%	208,000	200,200
Equinix, Inc. 01/01/22	5.375%	120,000	125,400
01/15/26	5.875%	34,000	35,976
First Data Corp.(a) 08/15/23	5.375%	60,000	62,025
12/01/23	7.000%	129,000	132,547
01/15/24	5.000%	48,000	48,480
01/15/24	5.750%	150,000	152,250
Infor US, Inc.(a) 08/15/20	5.750%	12,000	12,645
Iron Mountain, Inc.(a) 10/01/20	6.000%	47,000	49,703
MSCI, Inc.(a) 11/15/24	5.250%	70,000	73,150
08/15/25	5.750%	35,000	37,231
Microsemi Corp.(a) 04/15/23	9.125%	42,000	46,200
NCR Corp. 12/15/23	6.375%	31,000	32,240

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC(a) 06/15/22	4.625%	41,000	42,538
Qualitytech LP/Finance Corp. 08/01/22	5.875%	62,000	63,550
Riverbed Technology, Inc.(a) 03/01/23	8.875%	66,000	66,495
Sensata Technologies UK Financing Co. PLC(a) 02/15/26	6.250%	34,000	36,295
Solera LLC/Finance, Inc.(a) 03/01/24	10.500%	30,000	31,425
VeriSign, Inc. 05/01/23	4.625%	104,000	106,860
Zebra Technologies Corp. 10/15/22	7.250%	78,000	84,443
Total			1,439,653
Transportation Services —%
Hertz Corp. (The) 01/15/21	7.375%	5,000	5,156
10/15/22	6.250%	11,000	11,077
Total			16,233
Wireless 1.3%
Comcel Trust(a) 02/06/24	6.875%	200,000	189,000
Numericable-SFR SA(a) 05/01/26	7.375%	175,000	177,625
Sprint Communications, Inc.(a) 03/01/20	7.000%	208,000	213,460
Sprint Corp. 06/15/24	7.125%	214,000	160,500
T-Mobile USA, Inc. 04/01/23	6.625%	240,000	256,500
01/15/24	6.500%	19,000	20,235
01/15/26	6.500%	77,000	81,620
Wind Acquisition Finance SA(a) 07/15/20	4.750%	44,000	41,998
04/23/21	7.375%	24,000	21,360
Total			1,162,298
Wirelines 1.0%
CenturyLink, Inc. 04/01/25	5.625%	166,000	150,768
Frontier Communications Corp. 01/15/23	7.125%	228,000	201,780
Frontier Communications Corp.(a) 09/15/20	8.875%	59,000	62,466
09/15/22	10.500%	25,000	25,722
09/15/25	11.000%	50,000	50,500
Level 3 Communications, Inc. 12/01/22	5.750%	62,000	63,737

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc. 08/15/22	5.375%	100,000	102,250
Level 3 Financing, Inc.(a) 01/15/24	5.375%	13,000	13,195
03/15/26	5.250%	6,000	6,090
Telecom Italia SpA(a) 05/30/24	5.303%	85,000	89,037
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	116,000	119,190
05/15/25	6.375%	24,000	24,960
Zayo Group LLC/Capital, Inc.(a) 05/15/25	6.375%	34,000	35,360
Total			945,055
Total Corporate Bonds & Notes (Cost: $26,480,059)			26,122,167

Residential Mortgage-Backed Securities — Agency 4.3%

Federal Home Loan Mortgage Corp. 01/01/45	3.500%	631,448	666,438
Federal Home Loan Mortgage Corp.(b)(d) CMO IO Series 311 Class S1 08/15/43	5.517%	3,807,103	776,611
CMO IO Series 326 Class S2 03/15/44	5.517%	2,948,652	672,922
Federal Home Loan Mortgage Corp.(d) CMO IO Series 4098 Class AI 05/15/39	3.500%	3,369,362	322,303
CMO IO Series 4121 Class IA 01/15/41	3.500%	2,227,574	282,598
Federal National Mortgage Association(b)(d) CMO IO Series 2013-101 Class CS 10/25/43	5.461%	1,696,345	414,763
Federal National Mortgage Association(d) CMO IO Series 2012-121 Class GI 08/25/39	3.500%	476,677	51,668
Government National Mortgage Association CMO IO Series 2015-53 Class EI(d) 04/16/45	3.500%	3,694,973	758,810
Total Residential Mortgage-Backed Securities — Agency (Cost: $4,167,802)			3,946,113

Residential Mortgage-Backed Securities —
Non-Agency 4.8%

Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(a)(b) 11/28/29	3.844%	110,962	110,915

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2014-C Class A 02/25/54	3.250%	821,129	776,108
Series 2013-11 Class 3A3 09/25/34	2.632%	215,935	206,087
Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2015-A Class B3 06/25/58	4.500%	245,096	236,012
Citigroup Mortgage Loan Trust, Inc.(d) CMO IO Series 2015-A Class A1IO 06/25/58	1.000%	8,136,373	272,104
Credit Suisse Mortgage Capital Certificates(a) CMO Series 2010-9R Class 1A5 08/27/37	4.000%	200,000	195,182
Series 2010-9R Class 1A3 08/27/37	3.750%	261,875	262,710
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	221,076	218,164
CMO Series 2014-RPL4 Class A2 08/25/62	4.664%	1,000,000	968,087
Pretium Mortgage Credit Partners I Series 2015-NPL1 Class A1(a)(b) 05/27/30	3.625%	467,058	462,557
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A2(a)(b) 08/26/35	2.790%	250,000	241,927
VOLT XLIV LLC CMO Series 2016-NPL4 Class A1(a)(b) 04/25/46	4.250%	500,000	499,559
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $4,471,770)			4,449,412

Commercial Mortgage-Backed Securities —
Non-Agency 2.3%

American Homes 4 Rent(a)(b) Series 2014-SFR1 Class E 06/17/31	2.933%	250,000	238,617
Series 2014-SFR1 Class F 06/17/31	3.683%	250,000	237,091
BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(b) 07/05/33	4.847%	500,000	480,965
Rialto Real Estate Fund LLC Subordinated, Series 2015-LT7 Class B(a) 12/25/32	5.071%	350,000	349,937
Rialto Real Estate Fund LP Series 2014-LT6 Class B(a) 09/15/24	5.486%	625,000	624,853

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VFC LLC Subordinated, Series 2015-3 Class B(a) 12/20/31	4.750%	250,000	249,916
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $2,228,767)			2,181,379

Asset-Backed Securities — Non-Agency 2.3%

ALM XIV Ltd. Series 2014-14A Class C(a)(b) 07/28/26	4.084%	500,000	469,160
Apidos CLO XXII Series 2015-22A Class D(a)(b) 10/20/27	6.634%	500,000	441,635
Carlyle Global Market Strategies CLO Series 2015-4A Class C(a)(b) 10/20/27	4.394%	250,000	239,562
GFT Mortgage Loan Trust CMO Series 2015-GFT1 Class A(a)(b) 01/25/55	3.721%	325,368	321,464
OZLM VII Ltd. Series 2014-7A Class C(a)(b) 07/17/26	4.233%	250,000	225,591
Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(a)(b) 11/25/25	5.885%	250,000	208,658
Selene Non-Performing Loans LLC Series 2014-1A Class A(a)(b) 05/25/54	2.981%	204,391	202,683
Total Asset-Backed Securities — Non-Agency (Cost: $2,196,424)			2,108,753

U.S. Treasury Obligations 3.7%

U.S. Treasury 02/15/26	6.000%	112,000	154,494
02/15/29	5.250%	256,000	349,690
02/15/36	4.500%	57,000	77,545
02/15/38	4.375%	170,000	227,840
02/15/39	3.500%	236,000	278,646
11/15/39	4.375%	284,000	379,451
02/15/41	4.750%	73,000	102,933
08/15/42	2.750%	397,000	407,033
05/15/43	2.875%	361,000	377,809
05/15/44	3.375%	594,000	682,706
08/15/44	3.125%	163,000	178,797
11/15/44	3.000%	163,000	174,454
02/15/45	2.500%	62,000	59,898
Total U.S. Treasury Obligations (Cost: $3,481,948)			3,451,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Foreign Government Obligations(e) 9.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARGENTINA 0.5%
Argentina Republic Government International Bond(a) 04/22/21	6.875%	200,000	206,000
Provincia de Buenos Aires(a) 06/09/21	9.950%	150,000	163,261
Provincia de Cordoba(a) 08/17/17	12.375%	100,000	106,750
Total			476,011
BRAZIL 0.7%
Brazilian Government International Bond 01/07/41	5.625%	250,000	219,687
01/07/25	4.250%	300,000	279,000
Petrobras Global Finance BV 01/27/21	5.375%	200,000	177,250
Total			675,937
COLOMBIA 0.6%
Ecopetrol SA 01/16/25	4.125%	100,000	87,500
09/18/43	7.375%	260,000	241,312
06/26/26	5.375%	200,000	183,500
Total			512,312
COSTA RICA 0.2%
Costa Rica Government International Bond(a) 03/12/45	7.158%	200,000	186,000
CROATIA 0.2%
Hrvatska Elektroprivreda(a) 10/23/22	5.875%	200,000	206,555
DOMINICAN REPUBLIC 0.7%
Banco de Reservas de la Republica Dominicana(a) Subordinated 02/01/23	7.000%	150,000	148,500
02/01/23	7.000%	150,000	148,500
Dominican Republic International Bond(a) 04/20/27	8.625%	300,000	345,000
Total			642,000
EL SALVADOR 0.1%
El Salvador Government International Bond(a) 01/18/27	6.375%	120,000	105,600
GABON 0.2%
Gabon Government International Bond(a) 12/12/24	6.375%	200,000	174,724
GEORGIA 0.2%
Georgian Railway JSC(a) 07/11/22	7.750%	200,000	216,000

Foreign Government Obligations(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GHANA 0.2%
Ghana Government International Bond(a) 01/18/26	8.125%	200,000	158,040
HONDURAS 0.2%
Honduras Government International Bond(a) 03/15/24	7.500%	200,000	212,000
HUNGARY 0.4%
Hungary Government International Bond 03/29/41	7.625%	100,000	141,235
MFB Magyar Fejlesztesi Bank Zrt.(a) 10/21/20	6.250%	200,000	221,060
Total			362,295
INDONESIA 1.1%
PT Pertamina Persero(a) 05/27/41	6.500%	500,000	507,500
PT Perusahaan Listrik Negara(a) 11/22/21	5.500%	500,000	537,730
Total			1,045,230
IVORY COAST 0.2%
Ivory Coast Government International Bond(a) 03/03/28	6.375%	200,000	190,040
KAZAKHSTAN 0.1%
KazMunayGas National Co. JSC(a) 07/02/18	9.125%	100,000	109,500
MEXICO 0.7%
Petroleos Mexicanos 06/02/41	6.500%	600,000	598,800
PAKISTAN 0.2%
Pakistan Government International Bond(a) 04/15/24	8.250%	200,000	210,627
RUSSIAN FEDERATION 1.1%
Gazprom Neft OAO Via GPN Capital SA(a) 09/19/22	4.375%	200,000	191,000
Gazprom OAO Via Gaz Capital SA(a) 02/06/28	4.950%	200,000	188,976
03/07/22	6.510%	200,000	216,386
Russian Foreign Bond — Eurobond(a) 04/04/22	4.500%	400,000	417,000
Total			1,013,362
SENEGAL 0.2%
Senegal Government International Bond(a) 07/30/24	6.250%	200,000	188,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Foreign Government Obligations(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SERBIA 0.2%
Serbia International Bond(a) 12/03/18	5.875%	200,000	211,250
TRINIDAD AND TOBAGO 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.(a) 08/14/19	9.750%	250,000	260,750
08/14/19	9.750%	100,000	104,300
Total			365,050
TURKEY 0.9%
Export Credit Bank of Turkey(a) 09/23/21	5.000%	300,000	303,000
Turkey Government International Bond 03/17/36	6.875%	400,000	476,500
Total			779,500
VENEZUELA 0.4%
Petroleos de Venezuela SA(a) 05/16/24	6.000%	700,000	238,000
Venezuela Government International Bond(a) 10/13/19	7.750%	100,000	40,125
05/07/23	9.000%	250,000	95,313
Total			373,438
Total Foreign Government Obligations (Cost: $9,182,096)			9,012,291

Equity-Linked Notes 19.9%

Issuer	Coupon Rate	Shares	Value ($)
BNP Paribas Arbitrage Issuance BV(a) (linked to a basket of 40 common stocks) 11/07/16	13.260%	3,100	3,100,000
(linked to common stock of Archer-Daniels-Midland Co.) 07/29/16	8.350%	248	9,838
BNP Paribas (linked to common stock of Intel Corp.)(a) 06/21/16	7.740%	1,005	30,401
Credit Suisse First Boston International AG (linked to a basket of 40 US common stocks)(a) 07/07/16	14.070%	3,000	3,022,230
Deutsche Bank AG(a) (linked to a basket of 40 common stocks) 08/05/16	14.200%	3,000	3,069,000
(linked to common stock of Anadarko Petroleum Corp.) 06/17/16	20.000%	508	26,317
(linked to common stock of CSX Corp.) 06/16/16	9.920%	1,057	28,235

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
(linked to common stock of Devon Energy Corp.) 06/17/16	29.250%	921	28,454
Goldman Sachs International (linked to common stock of Eastman Chemical Co.)(a) 06/08/16	9.000%	256	18,268
JPMorgan Chase Bank NA (linked to a basket of 40 common stocks)(a) 10/03/16	12.100%	3,000	3,035,460
Morgan Stanley BV (linked to a basket of 40 common stocks)(a) 09/09/16	13.620%	3,000	3,065,220
Royal Bank of Canada(a) (linked to common stock of Chevron Corp.) 06/03/16	11.750%	278	26,385
(linked to common stock of PPG Industries, Inc.) 06/03/16	5.180%	171	18,318
Societe Generale SA(a) (linked to common stock of Bristol-Myers Squibb Co.) 06/20/16	6.900%	70	76,230
UBS AG (linked to a basket of 40 US common stocks)(a) 06/09/16	12.900%	3,000	2,982,570
Total Equity-Linked Notes (Cost: $18,346,187)			18,536,926

Limited Partnerships 5.1%

Issuer	Shares	Value
ENERGY 4.8%
Oil, Gas & Consumable Fuels 4.8%
Buckeye Partners LP	2,620	188,640
Cheniere Energy Partners LP	6,620	193,105
DCP Midstream Partners LP	10,835	353,979
Energy Transfer Partners LP	13,813	489,395
Enterprise Products Partners LP	23,915	638,291
MPLX LP	11,308	364,005
PBF Logistics LP	18,293	394,214
Phillips 66 Partners LP	4,000	228,960
Plains All American Pipeline LP	12,500	286,750
Sunoco Logistics Partners LP	6,198	181,477
Tesoro Logistics LP	6,298	291,220
Valero Energy Partners LP	4,713	224,763
Western Gas Partners LP	6,171	301,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Limited Partnerships (continued)

Issuer	Shares	Value ($)
Williams Partners LP	11,481	347,071
Total		4,483,385
Total Energy		4,483,385
UTILITIES 0.3%
Gas Utilities 0.3%
AmeriGas Partners LP	6,986	302,843
Total Utilities		302,843
Total Limited Partnerships (Cost: $5,697,540)		4,786,228

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(f)(g)	3,386,008	3,386,008
Total Money Market Funds (Cost: $3,386,008)		3,386,008
Total Investments (Cost: $94,194,619)		92,300,728
Other Assets & Liabilities, Net		698,354
Net Assets		92,999,082

At April 30, 2016, cash totaling $296,500 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 E-mini	57	USD	5,868,435	06/2016	37,657	—
U.S. Treasury 10-Year Note	32	USD	4,162,000	06/2016	—	(11,053)
Total			10,030,435		37,657	(11,053)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $44,486,868 or 47.84% of net assets.

(b)  Variable rate security.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(e)  Principal and interest may not be guaranteed by the government.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2016.

(g)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,177,778	61,078,216	(61,869,986)	3,386,008	7,854	3,386,008

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

PIK  Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	196,071	60,988	—	257,059
Consumer Staples	680,366	110,038	—	790,404
Energy	1,318,607	146,560	—	1,465,167
Financials	2,453,784	50,056	—	2,503,840
Health Care	584,909	29,142	—	614,051
Industrials	223,375	26,697	—	250,072
Information Technology	619,731	21,102	—	640,833
Materials	167,747	34,616	—	202,363
Telecommunication Services	431,938	93,720	—	525,658
Utilities	383,448	—	—	383,448
Total Common Stocks	7,059,976	572,919	—	7,632,895
Exchange-Traded Funds	6,687,260	—	—	6,687,260
Corporate Bonds & Notes	—	26,122,167	—	26,122,167
Residential Mortgage-Backed Securities — Agency	—	3,946,113	—	3,946,113
Residential Mortgage-Backed Securities — Non-Agency	—	4,449,412	—	4,449,412
Commercial Mortgage-Backed Securities — Non-Agency	—	2,181,379	—	2,181,379
Asset-Backed Securities — Non-Agency	—	1,787,289	321,464	2,108,753
U.S. Treasury Obligations	3,451,296	—	—	3,451,296
Foreign Government Obligations	—	9,012,291	—	9,012,291
Equity-Linked Notes	—	18,536,926	—	18,536,926
Limited Partnerships
Energy	4,483,385	—	—	4,483,385
Utilities	302,843	—	—	302,843
Total Limited Partnerships	4,786,228	—	—	4,786,228
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value
Money Market Funds	—	—	—	3,386,008
Total Investments	21,984,760	66,608,496	321,464	92,300,728
Derivatives
Assets
Futures Contracts	37,657	—	—	37,657
Liabilities
Futures Contracts	(11,053)	—	—	(11,053)
Total	22,011,364	66,608,496	321,464	92,327,332

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
780,000	—	—	780,000

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $90,808,611)	$88,914,720
Affiliated issuers (identified cost $3,386,008)	3,386,008
Total investments (identified cost $94,194,619)	92,300,728
Margin deposits	296,500
Receivable for:
Investments sold	2,962,246
Investments sold on a delayed delivery basis	34,223
Dividends	65,662
Interest	899,215
Foreign tax reclaims	5,537
Variation margin	3,500
Expense reimbursement due from Investment Manager	1,039
Prepaid expenses	200
Trustees' deferred compensation plan	3,175
Total assets	96,572,025
Liabilities
Payable for:
Investments purchased	3,365,605
Investments purchased on a delayed delivery basis	110,495
Variation margin	37,905
Investment management fees	1,679
Distribution and/or service fees	4
Transfer agent fees	35
Chief compliance officer expenses	3
Other expenses	54,042
Trustees' deferred compensation plan	3,175
Total liabilities	3,572,943
Net assets applicable to outstanding capital stock	$92,999,082
Represented by
Paid-in capital	$98,176,487
Undistributed net investment income	375,985
Accumulated net realized loss	(3,686,239)
Unrealized appreciation (depreciation) on:
Investments	(1,893,891)
Foreign currency translations	136
Futures contracts	26,604
Total — representing net assets applicable to outstanding capital stock	$92,999,082

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$137,713
Shares outstanding	14,601
Net asset value per share	$9.43
Maximum offering price per share(a)	$9.90
Class C
Net assets	$101,369
Shares outstanding	10,746
Net asset value per share	$9.43
Class I
Net assets	$92,418,789
Shares outstanding	9,796,596
Net asset value per share	$9.43
Class R4
Net assets	$9,433
Shares outstanding	1,000
Net asset value per share	$9.43
Class R5
Net assets	$9,434
Shares outstanding	1,000
Net asset value per share	$9.43
Class W
Net assets	$9,434
Shares outstanding	1,000
Net asset value per share	$9.43
Class Z
Net assets	$312,910
Shares outstanding	33,167
Net asset value per share	$9.43

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$1,068,798
Dividends — affiliated issuers	7,854
Interest	4,867,457
Foreign taxes withheld	(6,029)
Total income	5,938,080
Expenses:
Investment management fees	591,217
Distribution and/or service fees
Class A	120
Class C	657
Class W	23
Transfer agent fees
Class A	53
Class C	69
Class R4	8
Class R5	5
Class W	8
Class Z	297
Compensation of board members	15,941
Custodian fees	47,483
Printing and postage fees	17,778
Registration fees	67,999
Audit fees	39,171
Legal fees	2,682
Offering costs	93,237
Chief compliance officer expenses	43
Other	25,514
Total expenses	902,305
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(411,083)
Total net expenses	491,222
Net investment income	5,446,858
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,868,005)
Foreign currency translations	(886)
Futures contracts	190,209
Net realized loss	(3,678,682)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,051,503)
Foreign currency translations	(44)
Futures contracts	26,604
Net change in unrealized depreciation	(2,024,943)
Net realized and unrealized loss	(5,703,625)
Net decrease in net assets from operations	$(256,767)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015(a)
Operations
Net investment income	$5,446,858	$277,235
Net realized gain (loss)	(3,678,682)	268,944
Net change in unrealized appreciation (depreciation)	(2,024,943)	157,792
Net increase (decrease) in net assets resulting from operations	(256,767)	703,971
Distributions to shareholders
Net investment income
Class A	(2,908)	(19)
Class C	(3,416)	(11)
Class I	(5,385,064)	(213,117)
Class R4	(561)	(22)
Class R5	(564)	(23)
Class W	(537)	(19)
Class Z	(18,023)	(701)
Total distributions to shareholders	(5,411,073)	(213,912)
Increase in net assets from capital stock activity	5,620,509	92,486,354
Total increase (decrease) in net assets	(47,331)	92,976,413
Net assets at beginning of year	93,046,413	70,000
Net assets at end of year	$92,999,082	$93,046,413
Undistributed net investment income	$375,985	$61,516

(a) Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	19,017	177,010	—	—
Distributions reinvested	256	2,371	—	—
Redemptions	(5,672)	(53,313)	—	—
Net increase	13,601	126,068	—	—
Class C shares
Subscriptions	9,746	92,484	—	—
Distributions reinvested	319	2,950	—	—
Redemptions	(319)	(2,950)	—	—
Net increase	9,746	92,484	—	—
Class I shares
Subscriptions	—	—	9,197,000	91,970,001
Distributions reinvested	577,518	5,384,495	21,078	213,094
Net increase	577,518	5,384,495	9,218,078	92,183,095
Class Z shares
Subscriptions	—	—	30,228	302,581
Distributions reinvested	1,872	17,462	67	678
Net increase	1,872	17,462	30,295	303,259
Total net increase	602,737	5,620,509	9,248,373	92,486,354

(a) Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,
Class A	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.05	$10.00
Income from investment operations:
Net investment income	0.57	0.03
Net realized and unrealized gain (loss)	(0.65)	0.04
Total from investment operations	(0.08)	0.07
Less distributions to shareholders:
Net investment income	(0.54)	(0.02)
Total distributions to shareholders	(0.54)	(0.02)
Net asset value, end of period	$9.43	$10.05
Total return	(0.62%)	0.69%
Ratios to average net assets(b)
Total gross expenses	1.34%	1.24	%(c)
Total net expenses(d)	0.91%	0.75	%(c)
Net investment income	6.15%	2.70	%(c)
Supplemental data
Net assets, end of period (in thousands)	$138	$10
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.05	$10.00
Income from investment operations:
Net investment income	0.48	0.02
Net realized and unrealized gain (loss)	(0.63)	0.04
Total from investment operations	(0.15)	0.06
Less distributions to shareholders:
Net investment income	(0.47)	(0.01)
Total distributions to shareholders	(0.47)	(0.01)
Net asset value, end of period	$9.43	$10.05
Total return	(1.37%)	0.61%
Ratios to average net assets(b)
Total gross expenses	2.12%	1.99	%(c)
Total net expenses(d)	1.65%	1.50	%(c)
Net investment income	5.24%	2.00	%(c)
Supplemental data
Net assets, end of period (in thousands)	$101	$10
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class I	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.05	$10.00
Income from investment operations:
Net investment income	0.57	0.03
Net realized and unrealized gain (loss)	(0.62)	0.04
Total from investment operations	(0.05)	0.07
Less distributions to shareholders:
Net investment income	(0.57)	(0.02)
Total distributions to shareholders	(0.57)	(0.02)
Net asset value, end of period	$9.43	$10.05
Total return	(0.29%)	0.73%
Ratios to average net assets(b)
Total gross expenses	1.01%	0.92	%(c)
Total net expenses(d)	0.55%	0.42	%(c)
Net investment income	6.09%	3.50	%(c)
Supplemental data
Net assets, end of period (in thousands)	$92,419	$92,681
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.05	$10.00
Income from investment operations:
Net investment income	0.56	0.03
Net realized and unrealized gain (loss)	(0.62)	0.04
Total from investment operations	(0.06)	0.07
Less distributions to shareholders:
Net investment income	(0.56)	(0.02)
Total distributions to shareholders	(0.56)	(0.02)
Net asset value, end of period	$9.43	$10.05
Total return	(0.36%)	0.71%
Ratios to average net assets(b)
Total gross expenses	1.10%	0.99	%(c)
Total net expenses(d)	0.64%	0.50	%(c)
Net investment income	5.99%	3.00	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.05	$10.00
Income from investment operations:
Net investment income	0.57	0.03
Net realized and unrealized gain (loss)	(0.63)	0.04
Total from investment operations	(0.06)	0.07
Less distributions to shareholders:
Net investment income	(0.56)	(0.02)
Total distributions to shareholders	(0.56)	(0.02)
Net asset value, end of period	$9.43	$10.05
Total return	(0.34%)	0.73%
Ratios to average net assets(b)
Total gross expenses	1.06%	0.97	%(c)
Total net expenses(d)	0.60%	0.47	%(c)
Net investment income	6.03%	3.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class W	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.05	$10.00
Income from investment operations:
Net investment income	0.54	0.03
Net realized and unrealized gain (loss)	(0.62)	0.04
Total from investment operations	(0.08)	0.07
Less distributions to shareholders:
Net investment income	(0.54)	(0.02)
Total distributions to shareholders	(0.54)	(0.02)
Net asset value, end of period	$9.43	$10.05
Total return	(0.62%)	0.69%
Ratios to average net assets(b)
Total gross expenses	1.35%	1.24	%(c)
Total net expenses(d)	0.89%	0.75	%(c)
Net investment income	5.75%	2.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Z	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.06	$10.00
Income from investment operations:
Net investment income	0.56	0.03
Net realized and unrealized gain (loss)	(0.63)	0.05
Total from investment operations	(0.07)	0.08
Less distributions to shareholders:
Net investment income	(0.56)	(0.02)
Total distributions to shareholders	(0.56)	(0.02)
Net asset value, end of period	$9.43	$10.06
Total return	(0.47%)	0.82%
Ratios to average net assets(b)
Total gross expenses	1.11%	0.99	%(c)
Total net expenses(d)	0.65%	0.50	%(c)
Net investment income	5.99%	3.61	%(c)
Supplemental data
Net assets, end of period (in thousands)	$313	$315
Portfolio turnover	70%	30%

Notes to Financial Highlights

(a)  Based on operations from March 27, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
36

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are

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April 30, 2016

valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or

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April 30, 2016

other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an

International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net

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April 30, 2016

liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	37,657	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	11,053	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	48,657
Interest rate risk	141,552
Total	190,209
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	37,657
Interest rate risk	(11,053)
Total	26,604

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NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2016:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	6,933,327
Futures contracts — Short	1,785,875

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

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April 30, 2016

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

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NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.51% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.66% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $184,801, and the administrative services fee paid to the Investment Manager was $18,480.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended April 30, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $180,963 and $0, respectively.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

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COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class C	0.10
Class R4	0.09
Class R5	0.05
Class W	0.09
Class Z	0.10

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $471 for Class A and $0 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.99%
Class C	1.74
Class I	0.59
Class R4	0.74
Class R5	0.64
Class W	0.99
Class Z	0.74

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a

Annual Report 2016
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COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

specific share class) are waived proportionately across all share classes, but the Fund's net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$278,684
Accumulated net realized loss	(278,308)
Paid-in capital	(376)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$5,411,073	$213,912

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$94,727
Capital loss carryforwards	(3,628,691)
Net unrealized depreciation	(1,628,980)

At April 30, 2016, the cost of investments for federal income tax purposes was $93,929,708 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,868,674
Unrealized depreciation	(3,497,654)
Net unrealized depreciation	$(1,628,980)

The following capital loss carryforwards, determined at April 30, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	3,628,691

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $67,430,770 and $60,591,589, respectively, for the year ended April 30, 2016, of which $1,532,868 and $1,801,144, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of

Annual Report 2016
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COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, affiliated shareholders of record owned 99.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore,

Annual Report 2016
46

COLUMBIA MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
47

COLUMBIA MULTI-ASSET INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Multi-Asset Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Asset Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
48

COLUMBIA MULTI-ASSET INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	4.89%
Dividends Received Deduction	3.80%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016
49

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2016
50

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
51

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2016
52

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
53

COLUMBIA MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
54

COLUMBIA MULTI-ASSET INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
55

Columbia Multi-Asset Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN261_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA SMALL CAP VALUE FUND I

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA SMALL CAP VALUE FUND I

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Important Information About This Report	43

Annual Report 2016

COLUMBIA SMALL CAP VALUE FUND I

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Value Fund I (the Fund) Class A shares returned -2.60% excluding sales charges for the 12-month period that ended April 30, 2016.

■  In a difficult year for stocks, the Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -3.71% for the same period.

■  Positive stock selection across most sectors generally accounted for the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	07/25/86
Excluding sales charges		-2.60	5.90	4.93
Including sales charges		-8.21	4.66	4.31
Class B	11/09/92
Excluding sales charges		-3.28	5.12	4.15
Including sales charges		-7.42	4.90	4.15
Class C	01/15/96
Excluding sales charges		-3.32	5.11	4.15
Including sales charges		-4.16	5.11	4.15
Class I*	09/27/10	-2.13	6.39	5.20
Class R*	09/27/10	-2.83	5.66	4.68
Class R4*	11/08/12	-2.31	6.11	5.03
Class R5*	11/08/12	-2.19	6.21	5.08
Class Y*	07/15/09	-2.13	6.39	5.25
Class Z	07/31/95	-2.34	6.17	5.20
Russell 2000 Value Index		-3.71	6.77	4.61

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA SMALL CAP VALUE FUND I

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA SMALL CAP VALUE FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned -2.60% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -3.71% over the same period. Positive stock selection across most sectors generally accounted for the Fund's performance advantage over its benchmark. An overweight in the energy sector, which lost significant ground during the period, detracted from returns and hampered relative results.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures in 2015, although they reversed course early in 2016. A widening trade deficit also negatively impacted growth.

Despite these setbacks, the U.S. economy continued to expand modestly for the seventh consecutive year. U.S. labor markets recovered and consumer spending strengthened somewhat. The housing market inched forward, although sales were volatile — slipping early in 2016 and then bouncing back in April. Manufacturing activity softened, putting a damper on growth. In December 2015, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold for now.

Stock market gains in the first half of the period were all but wiped out in the second half. In an increasingly risk-averse environment, investors flocked to the safety of U.S. Treasuries and high-yielding defensive sectors of the stock market. Against this backdrop, large-company stocks outperformed small-company stocks. However, small-cap value stocks held up better than small-cap growth stocks for the period.

Contributors and Detractors

The Fund's emphasis on high-quality companies was rewarded during a period of significant volatility for stocks across most sectors and capitalization ranges. In particular, stock selection in the financials, consumer discretionary, industrials and health care sectors aided relative performance.

Within the financials sector, Symetra Financial, a U.S.-based family of companies providing retirement plans, employee benefits, annuities and life insurance through independent distributors, was the top performer. Shares of Symetra Financial rose on news that it had agreed to be acquired by Japan's Sumitomo Life Insurance Company. Regional insurers United Fire Group and Hanover Insurance Group did well on strong underwriting results. Bank holdings that delivered positive returns included FCB Financial Holdings and WSFS Financial, which benefited from solid loan growth, and Towne Bank, the largest community bank in Virginia, which announced an accretive acquisition. Cash America International, a

Portfolio Management

Jeremy Javidi, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at April 30, 2016)
Sunstone Hotel Investors, Inc.	1.2
First Citizens BancShares Inc., Class A	1.2
Radian Group, Inc.	1.1
Investors Bancorp, Inc.	1.1
Mantech International Corp., Class A	1.1
Mueller Industries, Inc.	1.1
Chesapeake Lodging Trust	1.0
Silicon Laboratories, Inc.	1.0
Unifirst Corp.	1.0
UMB Financial Corp.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA SMALL CAP VALUE FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at April 30, 2016)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at April 30, 2016)
Consumer Discretionary	10.4
Consumer Staples	2.3
Energy	7.2
Financials	42.9
Health Care	4.2
Industrials	12.4
Information Technology	13.6
Materials	4.4
Telecommunication Services	0.8
Utilities	1.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

pawnshop with significant exposure to gold, benefited as the price of gold rose. A position in Rexford Industrial Realty, a Southern California-based real estate investment trust, aided performance relative to the benchmark.

In the consumer discretionary sector, furniture chain Ethan Allen Interiors did well. The company gained market share and improved margins with an updated catalog of new merchandise. Cavco Industries, a long-term Fund holding, benefited from an upturn in the housing industry. Cavco Industries is one of the largest producers of manufactured and modular housing, recreational vehicles and cabin vacation homes in the United States. Shares of AMC Entertainment Holdings, which we purchased at a discount relative to its valuation, rose as the company benefited from a strong Hollywood lineup, including Disney's Star Wars movies.

Within the industrials sector, Universal Forest Products and Simpson Manufacturing were standout names. Universal Forest Products enjoyed strong sales as the housing industry continued to recover. The company sells lumber to homebuilders. Simpson Manufacturing is the dominant player in the production of joists, brackets and steel hardware. A solid understanding of building codes allows the company to tailor products to local markets. Shares of Albany International rose as investors anticipated a positive impact on cash flow from the introduction of carbon fiber cloth that the company has developed for jet engines. Delivery is expected to commence in 2016.

In the health care sector, a position in ACADIA Pharmaceuticals aided Fund performance. Shares of ACADIA Pharmaceuticals shares rose on news that the company's drug for treating Parkinson's disease received FDA approval. Chemed and Masimo, medical device companies that we invested in when their valuations were attractive, delivered strong gains. Chemed hit our estimate of fair value and was sold before the close of the reporting period.

Despite the period's negative performance, there were few real disappointments within the portfolio outside of the positioning in energy and utilities. An overweight in the weak-performing energy sector and an underweight in the strong-performing utilities sector hampered relative results. Energy stocks traded significantly lower as oil and gas prices fell during the period and utilities stocks attracted investors with their defensive characteristics.

Portfolio Positioning

Over the past year, we reduced the Fund's exposure to utilities and consumer staples stocks as valuations in both sectors became generally unattractive in our view. We also reduced exposure to the industrials sector to bring it in line with the benchmark. Based on attractive valuations, we increased the Fund's consumer discretionary holdings to a slight overweight relative to the benchmark. We continued to helm the Fund with the same disciplined philosophy we have employed since our team took over the Fund's management in June 2002: We target high-quality small companies that we believe are trading below their intrinsic value, with stable, positive earnings and low volatility compared to their peers; and we hold them until they have reached what we believe to be their fair market value. It is an approach that relies on patience, discipline and rigorous, ongoing analysis.

Annual Report 2016
6

COLUMBIA SMALL CAP VALUE FUND I

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.30	1,018.15	6.73	6.77	1.35
Class B	1,000.00	1,000.00	1,001.90	1,014.37	10.50	10.57	2.11
Class C	1,000.00	1,000.00	1,001.70	1,014.37	10.50	10.57	2.11
Class I	1,000.00	1,000.00	1,007.80	1,020.34	4.54	4.57	0.91
Class R	1,000.00	1,000.00	1,004.10	1,016.91	7.97	8.02	1.60
Class R4	1,000.00	1,000.00	1,006.70	1,019.39	5.49	5.52	1.10
Class R5	1,000.00	1,000.00	1,007.30	1,020.09	4.79	4.82	0.96
Class Y	1,000.00	1,000.00	1,007.60	1,020.34	4.54	4.57	0.91
Class Z	1,000.00	1,000.00	1,006.60	1,019.39	5.49	5.52	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.2%
Auto Components 2.5%
Cooper Tire & Rubber Co.	117,686	4,064,874
Fuel Systems Solutions, Inc.(a)	149,348	791,544
Gentherm, Inc.(a)	42,746	1,570,488
Modine Manufacturing Co.(a)	285,970	3,091,336
Tenneco, Inc.(a)	92,499	4,930,197
Total		14,448,439
Automobiles 0.5%
Winnebago Industries, Inc.	128,123	2,772,582
Diversified Consumer Services 0.2%
K12, Inc.(a)	104,244	1,281,159
Hotels, Restaurants & Leisure 0.5%
Ignite Restaurant Group, Inc.(a)	354,408	1,176,634
Marcus Corp. (The)	89,360	1,729,116
Total		2,905,750
Household Durables 2.4%
Cavco Industries, Inc.(a)	40,337	3,537,151
Ethan Allen Interiors, Inc.	121,940	4,150,838
Hooker Furniture Corp.	69,464	1,722,707
Lifetime Brands, Inc.	109,679	1,894,156
UCP, Inc., Class A(a)(b)	389,358	3,013,631
Total		14,318,483
Leisure Products 0.7%
Johnson Outdoors, Inc., Class A	70,856	1,709,755
Malibu Boats, Inc., Class A(a)	151,955	2,674,408
Total		4,384,163
Media 1.3%
AMC Entertainment Holdings, Inc., Class A	167,881	4,730,887
Lions Gate Entertainment Corp.	136,800	3,036,960
Total		7,767,847
Specialty Retail 1.0%
Aaron's, Inc.	107,294	2,812,176
Citi Trends, Inc.	82,080	1,474,157
Outerwall, Inc.	30,600	1,264,086
Select Comfort Corp.(a)	20,440	504,459
Total		6,054,878
Textiles, Apparel & Luxury Goods 1.1%
Deckers Outdoor Corp.(a)	42,569	2,460,914

Common Stocks (continued)

Issuer	Shares	Value ($)
G-III Apparel Group Ltd.(a)	40,160	1,817,240
Steven Madden Ltd.(a)	60,485	2,117,580
Total		6,395,734
Total Consumer Discretionary		60,329,035
CONSUMER STAPLES 2.3%
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	96,742	3,241,825
Food Products 1.1%
Fresh Del Monte Produce, Inc.	126,080	5,454,221
John B. Sanfilippo & Son, Inc.	23,764	1,314,862
Total		6,769,083
Personal Products 0.6%
Inter Parfums, Inc.	105,752	3,238,126
Total Consumer Staples		13,249,034
ENERGY 7.1%
Energy Equipment & Services 1.5%
Aspen Aerogels, Inc.(a)	399,059	1,899,521
CARBO Ceramics, Inc.	136,330	2,024,500
Dawson Geophysical Co.(a)	288,889	1,484,889
Geospace Technologies Corp.(a)	98,710	1,614,896
Natural Gas Services Group, Inc.(a)	79,943	1,837,890
Total		8,861,696
Oil, Gas & Consumable Fuels 5.6%
Alon USA Energy, Inc.	212,859	2,235,020
Callon Petroleum Co.(a)	360,461	3,788,445
Clayton Williams Energy, Inc.(a)	24,016	435,410
Cobalt International Energy, Inc.(a)	403,546	1,303,454
Contango Oil & Gas Co.(a)	121,243	1,525,237
Earthstone Energy, Inc.(a)	18,472	255,098
Eclipse Resources Corp.(a)	747,902	1,817,402
Energen Corp.	57,130	2,427,454
Jones Energy, Inc., Class A(a)	471,603	2,263,694
Matador Resources Co.(a)	148,300	3,195,865
Rice Energy, Inc.(a)	180,731	3,128,454
Sanchez Energy Corp.(a)	251,150	2,257,838
SM Energy Co.	63,540	1,979,906
Synergy Resources Corp.(a)	91,190	658,392
Whiting Petroleum Corp.(a)	185,470	2,225,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
WPX Energy, Inc.(a)	389,150	3,759,189
Total		33,256,498
Total Energy		42,118,194
FINANCIALS 42.2%
Banks 18.4%
BancFirst Corp.	69,775	4,351,867
BankUnited, Inc.	148,876	5,136,222
Banner Corp.	101,271	4,332,373
Boston Private Financial Holdings, Inc.	304,180	3,717,080
Bridge Bancorp, Inc.	56,900	1,732,036
Brookline Bancorp, Inc.	279,263	3,178,013
Capital City Bank Group, Inc.	209,220	3,100,640
Cascade Bancorp(a)	430,857	2,606,685
Centerstate Banks, Inc.	246,358	4,013,172
Columbia Banking System, Inc.	163,053	4,808,433
Community Trust Bancorp, Inc.	69,337	2,487,118
FCB Financial Holdings, Inc., Class A(a)	148,073	5,175,151
First Citizens BancShares Inc., Class A	27,311	6,964,305
First Financial Corp.	115,540	4,093,582
First of Long Island Corp. (The)	68,030	2,082,398
Heritage Financial Corp.	75,753	1,397,643
Investors Bancorp, Inc.	545,019	6,294,969
Merchants Bancshares, Inc.	141,697	4,313,257
National Bank Holdings Corp., Class A	246,680	4,931,133
Northrim BanCorp, Inc.	194,464	5,017,171
Sierra Bancorp	64,527	1,136,321
Synovus Financial Corp.	173,159	5,395,634
Towne Bank	193,420	4,061,820
Trustmark Corp.	211,239	5,177,468
UMB Financial Corp.	99,450	5,544,338
Union Bankshares Corp.	127,904	3,377,945
Webster Financial Corp.	103,730	3,800,667
Total		108,227,441
Capital Markets 0.5%
INTL FCStone, Inc.(a)	98,275	2,682,907
Consumer Finance 0.9%
Cash America International, Inc.	112,748	4,167,166
Enova International, Inc.(a)	147,452	1,299,052
Total		5,466,218

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 0.4%
Pico Holdings, Inc.(a)	262,757	2,609,177
Insurance 7.4%
American Equity Investment Life Holding Co.	285,240	3,993,360
Argo Group International Holdings Ltd.	95,761	5,263,982
Baldwin & Lyons, Inc., Class B	99,941	2,442,558
EMC Insurance Group, Inc.	94,251	2,493,882
Employers Holdings, Inc.	134,184	3,985,265
FBL Financial Group, Inc., Class A	66,856	4,042,782
Hanover Insurance Group, Inc. (The)	40,900	3,507,584
Heritage Insurance Holdings, Inc.	244,957	3,255,479
Horace Mann Educators Corp.	89,091	2,770,730
National Western Life Group, Inc., Class A	18,249	3,954,558
Navigators Group, Inc. (The)(a)	46,105	3,808,734
United Fire Group, Inc.	85,645	3,838,609
Total		43,357,523
Real Estate Investment Trusts (REITs) 9.8%
Altisource Residential Corp.	243,598	2,830,609
Chesapeake Lodging Trust	243,605	5,999,991
Cousins Properties, Inc.	527,094	5,455,423
EastGroup Properties, Inc.	80,778	4,826,485
Getty Realty Corp.	239,991	4,723,023
LaSalle Hotel Properties	231,720	5,538,108
Lexington Realty Trust	525,440	4,613,363
National Health Investors, Inc.	34,340	2,338,211
Potlatch Corp.	103,505	3,645,446
Resource Capital Corp.	254,820	3,027,262
Rexford Industrial Realty, Inc.	174,603	3,277,298
Sunstone Hotel Investors, Inc.	563,555	7,219,140
Terreno Realty Corp.	198,813	4,526,972
Total		58,021,331
Thrifts & Mortgage Finance 4.8%
Bank Mutual Corp.	266,719	2,155,090
Chicopee Bancorp, Inc.	34,474	626,737
HomeStreet, Inc.(a)	248,579	5,356,877
Provident Financial Holdings, Inc.	88,755	1,535,462
Radian Group, Inc.	501,250	6,410,988
Washington Federal, Inc.	220,043	5,344,844
Westfield Financial, Inc.	383,209	2,935,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
WSFS Financial Corp.	113,652	3,880,079
Total		28,245,458
Total Financials		248,610,055
HEALTH CARE 4.1%
Biotechnology 2.5%
ACADIA Pharmaceuticals, Inc.(a)	89,270	2,883,421
AMAG Pharmaceuticals, Inc.(a)	52,070	1,380,896
Dynavax Technologies Corp.(a)	137,665	2,259,083
Infinity Pharmaceuticals, Inc.(a)	504,780	2,927,724
Juno Therapeutics, Inc.(a)	51,200	2,155,008
Keryx Biopharmaceuticals, Inc.(a)	343,947	1,871,072
PTC Therapeutics, Inc.(a)	147,577	1,095,021
Total		14,572,225
Health Care Equipment & Supplies 0.3%
Masimo Corp.(a)	48,647	2,108,848
Pharmaceuticals 1.3%
Flex Pharma, Inc.(a)	222,036	2,433,514
Pacira Pharmaceuticals, Inc.(a)	50,463	2,730,553
Supernus Pharmaceuticals, Inc.(a)	148,486	2,548,020
Total		7,712,087
Total Health Care		24,393,160
INDUSTRIALS 12.2%
Building Products 1.8%
Simpson Manufacturing Co., Inc.	147,250	5,536,600
Universal Forest Products, Inc.	63,884	4,896,708
Total		10,433,308
Commercial Services & Supplies 1.0%
Unifirst Corp.	53,865	5,837,889
Electrical Equipment 0.7%
Encore Wire Corp.	62,976	2,408,832
EnerSys	35,047	2,045,693
Total		4,454,525
Industrial Conglomerates 0.3%
Raven Industries, Inc.	98,230	1,580,521
Machinery 6.2%
Albany International Corp., Class A	119,821	4,827,588
Altra Industrial Motion Corp.	138,326	3,969,956
Dynamic Materials Corp.	109,047	1,065,389

Common Stocks (continued)

Issuer	Shares	Value ($)
EnPro Industries, Inc.	49,726	2,912,949
Gorman-Rupp Co.	83,495	2,362,074
Hardinge, Inc.	100,920	1,311,960
Kadant, Inc.	49,037	2,321,902
LB Foster Co., Class A	83,638	1,645,996
Lydall, Inc.(a)	86,453	3,180,606
Mueller Industries, Inc.	195,342	6,164,994
Standex International Corp.	48,574	3,725,140
Wabash National Corp.(a)	224,390	3,197,557
Total		36,686,111
Professional Services 1.2%
FTI Consulting, Inc.(a)	102,630	4,135,989
TrueBlue, Inc.(a)	146,257	2,733,543
Total		6,869,532
Road & Rail 0.7%
Landstar System, Inc.	28,662	1,878,794
Werner Enterprises, Inc.	101,099	2,561,849
Total		4,440,643
Trading Companies & Distributors 0.3%
Houston Wire & Cable Co.	214,271	1,566,321
Total Industrials		71,868,850
INFORMATION TECHNOLOGY 13.4%
Communications Equipment 1.2%
Alliance Fiber Optic Products, Inc.(a)	160,805	2,978,108
Digi International, Inc.(a)	192,238	2,031,956
Plantronics, Inc.	60,160	2,313,152
Total		7,323,216
Electronic Equipment, Instruments & Components 3.1%
AVX Corp.	311,242	4,114,620
Fitbit, Inc., Class A(a)	167,620	3,059,065
GSI Group, Inc.(a)	150,964	2,196,526
InvenSense, Inc.(a)	210,900	1,619,712
MTS Systems Corp.	46,537	2,616,310
OSI Systems, Inc.(a)	88,110	4,483,918
Total		18,090,151
Internet Software & Services 1.1%
j2 Global, Inc.	29,585	1,879,239
WebMD Health Corp.(a)	69,224	4,343,114
Total		6,222,353

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 2.4%
Higher One Holdings, Inc.(a)	460,480	1,745,219
Lionbridge Technologies, Inc.(a)	503,696	2,513,443
Mantech International Corp., Class A	185,387	6,266,081
TeleTech Holdings, Inc.	138,427	3,846,886
Total		14,371,629
Semiconductors & Semiconductor Equipment 3.7%
Cypress Semiconductor Corp.	499,939	4,514,449
Entegris, Inc.(a)	292,842	3,891,870
IXYS Corp.	252,510	2,727,108
M/A-COM Technology Solutions Holdings, Inc.(a)	54,291	2,219,959
Silicon Laboratories, Inc.(a)	125,850	5,889,780
SunEdison Semiconductor Ltd.(a)	470,060	2,702,845
Total		21,946,011
Software 1.5%
Mentor Graphics Corp.	183,960	3,671,842
MicroStrategy, Inc., Class A(a)	9,870	1,769,888
Silver Spring Networks, Inc.(a)	226,010	3,175,441
Total		8,617,171
Technology Hardware, Storage & Peripherals 0.4%
Stratasys Ltd.(a)	85,286	2,086,948
Total Information Technology		78,657,479
MATERIALS 4.3%
Chemicals 1.3%
Axiall Corp.	124,340	2,928,207
Flotek Industries, Inc.(a)	221,814	2,096,143
Tronox Ltd., Class A	408,804	2,976,093
Total		8,000,443
Containers & Packaging 0.3%
Greif, Inc., Class A	51,779	1,796,731
Metals & Mining 2.3%
Allegheny Technologies, Inc.	108,350	1,770,439
Commercial Metals Co.	275,000	4,928,000

Common Stocks (continued)

Issuer	Shares	Value ($)
Olympic Steel, Inc.	112,831	2,552,237
TimkenSteel Corp.	188,010	2,395,248
Universal Stainless & Alloy Products, Inc.(a)	140,240	1,827,327
Total		13,473,251
Paper & Forest Products 0.4%
Louisiana-Pacific Corp.(a)	129,280	2,197,760
Total Materials		25,468,185
TELECOMMUNICATION SERVICES 0.8%
Diversified Telecommunication Services 0.3%
magicJack VocalTec Ltd.(a)	248,552	1,506,225
Wireless Telecommunication Services 0.5%
Shenandoah Telecommunications Co.	103,186	2,960,406
Total Telecommunication Services		4,466,631
UTILITIES 1.8%
Electric Utilities 0.8%
IDACORP, Inc.	33,694	2,450,564
Portland General Electric Co.	61,169	2,429,633
Total		4,880,197
Gas Utilities 1.0%
Southwest Gas Corp.	84,405	5,478,729
Total Utilities		10,358,926
Total Common Stocks (Cost: $425,909,181)		579,519,549

Money Market Funds 1.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(b)(c)	10,221,763	10,221,763
Total Money Market Funds (Cost: $10,221,763)		10,221,763
Total Investments (Cost: $436,130,944)		589,741,312
Other Assets & Liabilities, Net		(446,186)
Net Assets		589,295,126

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	34,684,652	289,053,880	(313,516,769)	—	10,221,763	20,376	10,221,763
UCP Inc., Class A*	2,879,745	2,602,803	(1,088,964)	(342,381)	4,051,203	—	3,013,631
Total	37,564,397	291,656,683	(314,605,733)	(342,381)	14,272,966	20,376	13,235,394

*Issuer was not an affiliate for the entire period ended April 30, 2016.

(c)  The rate shown is the seven-day current annualized yield at April 30, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SMALL CAP VALUE FUND I

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	60,329,035	—	—	60,329,035
Consumer Staples	13,249,034	—	—	13,249,034
Energy	42,118,194	—	—	42,118,194
Financials	248,610,055	—	—	248,610,055
Health Care	24,393,160	—	—	24,393,160
Industrials	71,868,850	—	—	71,868,850
Information Technology	78,657,479	—	—	78,657,479
Materials	25,468,185	—	—	25,468,185
Telecommunication Services	4,466,631	—	—	4,466,631
Utilities	10,358,926	—	—	10,358,926
Total Common Stocks	579,519,549	—	—	579,519,549
Investments measured at net asset value
Money Market Funds	—	—	—	10,221,763
Total Investments	579,519,549	—	—	589,741,312

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $425,909,181)	$579,519,549
Affiliated issuers (identified cost $10,221,763)	10,221,763
Total investments (identified cost $436,130,944)	589,741,312
Receivable for:
Investments sold	1,890,336
Capital shares sold	371,192
Dividends	95,861
Foreign tax reclaims	4,679
Prepaid expenses	1,803
Trustees' deferred compensation plan	96,616
Total assets	592,201,799
Liabilities
Payable for:
Investments purchased	2,061,694
Capital shares purchased	524,744
Investment management fees	13,972
Distribution and/or service fees	2,449
Transfer agent fees	112,417
Compensation of board members	76
Chief compliance officer expenses	58
Other expenses	94,647
Trustees' deferred compensation plan	96,616
Total liabilities	2,906,673
Net assets applicable to outstanding capital stock	$589,295,126
Represented by
Paid-in capital	$405,775,838
Undistributed net investment income	33,272
Accumulated net realized gain	29,876,155
Unrealized appreciation (depreciation) on:
Investments	153,610,368
Foreign currency translations	(507)
Total — representing net assets applicable to outstanding capital stock	$589,295,126

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$239,418,901
Shares outstanding	6,383,746
Net asset value per share	$37.50
Maximum offering price per share(a)	$39.79
Class B
Net assets	$954,570
Shares outstanding	37,692
Net asset value per share	$25.33
Class C
Net assets	$26,846,356
Shares outstanding	950,704
Net asset value per share	$28.24
Class I
Net assets	$60,451,062
Shares outstanding	1,481,802
Net asset value per share	$40.80
Class R
Net assets	$2,760,173
Shares outstanding	73,520
Net asset value per share	$37.54
Class R4
Net assets	$4,006,654
Shares outstanding	96,185
Net asset value per share	$41.66
Class R5
Net assets	$7,115,342
Shares outstanding	170,879
Net asset value per share	$41.64
Class Y
Net assets	$10,021,582
Shares outstanding	245,437
Net asset value per share	$40.83
Class Z
Net assets	$237,720,486
Shares outstanding	5,839,543
Net asset value per share	$40.71

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$12,941,282
Dividends — affiliated issuers	20,376
Foreign taxes withheld	(1,434)
Total income	12,960,224
Expenses:
Investment management fees	6,684,739
Distribution and/or service fees
Class A	653,179
Class B	13,661
Class C	285,741
Class R	15,814
Transfer agent fees
Class A	540,192
Class B	2,847
Class C	59,030
Class R	6,544
Class R4	12,954
Class R5	2,898
Class Z	852,335
Compensation of board members	31,136
Custodian fees	24,766
Printing and postage fees	151,226
Registration fees	113,043
Audit fees	24,893
Legal fees	26,958
Chief compliance officer expenses	400
Other	29,897
Total expenses	9,532,253
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,923)
Expense reductions	(3,436)
Total net expenses	9,526,894
Net investment income	3,433,330
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	92,215,898
Net realized gain	92,215,898
Net change in unrealized appreciation (depreciation) on:
Investments	(149,292,007)
Foreign currency translations	72
Net change in unrealized depreciation	(149,291,935)
Net realized and unrealized loss	(57,076,037)
Net decrease in net assets from operations	$(53,642,707)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$3,433,330	$5,458,676
Net realized gain	92,215,898	102,475,109
Net change in unrealized depreciation	(149,291,935)	(69,176,369)
Net increase (decrease) in net assets resulting from operations	(53,642,707)	38,757,416
Distributions to shareholders
Net investment income
Class A	(778,172)	(1,262,553)
Class I	(387,612)	(554,090)
Class R	(4,134)	(3,574)
Class R4	(34,007)	(74,060)
Class R5	(33,337)	(27,472)
Class Y	(49,392)	(83,235)
Class Z	(1,971,771)	(4,237,023)
Net realized gains
Class A	(27,922,693)	(46,393,552)
Class B	(203,344)	(511,961)
Class C	(3,861,089)	(5,663,497)
Class I	(6,618,772)	(8,962,073)
Class R	(369,442)	(447,532)
Class R4	(763,352)	(1,594,651)
Class R5	(603,651)	(473,819)
Class Y	(843,404)	(1,346,279)
Class Z	(44,260,011)	(91,231,104)
Total distributions to shareholders	(88,704,183)	(162,866,475)
Decrease in net assets from capital stock activity	(357,316,161)	(137,246,211)
Total decrease in net assets	(499,663,051)	(261,355,270)
Net assets at beginning of year	1,088,958,177	1,350,313,447
Net assets at end of year	$589,295,126	$1,088,958,177
Undistributed (excess of distributions over) net investment income	$33,272	$(106,113)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	638,944	24,505,930	781,212	35,312,591
Distributions reinvested	685,345	26,289,825	1,049,797	43,650,546
Redemptions	(2,067,612)	(79,432,029)	(3,245,472)	(147,775,434)
Net decrease	(743,323)	(28,636,274)	(1,414,463)	(68,812,297)
Class B shares
Subscriptions	617	16,075	1,123	35,196
Distributions reinvested	7,136	185,535	16,018	475,253
Redemptions(a)	(40,425)	(1,113,591)	(56,442)	(1,894,637)
Net decrease	(32,672)	(911,981)	(39,301)	(1,384,188)
Class C shares
Subscriptions	108,380	3,092,788	44,884	1,529,141
Distributions reinvested	114,293	3,313,349	143,862	4,688,447
Redemptions	(242,652)	(7,040,384)	(175,352)	(6,331,081)
Net increase (decrease)	(19,979)	(634,247)	13,394	(113,493)
Class I shares
Subscriptions	111,600	4,997,173	386,084	19,848,388
Distributions reinvested	168,255	7,006,120	212,928	9,515,772
Redemptions	(232,699)	(9,427,243)	(171,729)	(7,898,636)
Net increase	47,156	2,576,050	427,283	21,465,524
Class R shares
Subscriptions	8,810	334,327	11,795	524,173
Distributions reinvested	9,716	373,576	10,823	451,106
Redemptions	(30,202)	(1,100,834)	(7,023)	(324,050)
Net increase (decrease)	(11,676)	(392,931)	15,595	651,229
Class R4 shares
Subscriptions	54,216	2,375,495	118,859	6,172,315
Distributions reinvested	18,734	797,138	36,579	1,668,383
Redemptions	(185,049)	(7,983,153)	(131,054)	(6,326,375)
Net increase (decrease)	(112,099)	(4,810,520)	24,384	1,514,323
Class R5 shares
Subscriptions	130,585	5,631,370	42,741	2,191,492
Distributions reinvested	14,979	636,765	11,000	500,959
Redemptions	(62,593)	(2,703,919)	(13,543)	(656,779)
Net increase	82,971	3,564,216	40,198	2,035,672

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SMALL CAP VALUE FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	183,997	7,709,011	83,122	4,012,184
Distributions reinvested	21,415	892,568	28,182	1,260,573
Redemptions	(159,677)	(6,619,275)	(110,471)	(5,331,312)
Net increase	45,735	1,982,304	833	(58,555)
Class Z shares
Subscriptions	1,381,342	57,252,240	2,001,509	97,489,427
Distributions reinvested	852,652	35,461,780	1,736,404	77,565,167
Redemptions	(10,529,071)	(422,766,798)	(5,550,559)	(267,599,020)
Net decrease	(8,295,077)	(330,052,778)	(1,812,646)	(92,544,426)
Total net decrease	(9,038,964)	(357,316,161)	(2,744,723)	(137,246,211)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended June 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$43.03		$48.23		$45.66		$41.67		$46.21		$35.84
Income from investment operations:
Net investment income	0.11		0.13		0.14		0.29		0.14		0.16
Net realized and unrealized gain (loss)	(1.13)		1.32		9.96		5.58		(1.81)		10.80
Total from investment operations	(1.02)		1.45		10.10		5.87		(1.67)		10.96
Less distributions to shareholders:
Net investment income	(0.12)		(0.18)		(0.30)		(0.24)		(0.16)		(0.44)
Net realized gains	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(4.51)		(6.65)		(7.53)		(1.88)		(2.88)		(0.59)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$37.50		$43.03		$48.23		$45.66		$41.67		$46.21
Total return	(2.60%)		3.48%		22.95%		14.68%		(3.21	%)(b)	30.67%
Ratios to average net assets(c)
Total gross expenses	1.36%		1.33%		1.31	%(d)	1.32%		1.31	%(e)	1.25	%(d)
Total net expenses(f)	1.36	%(g)	1.33	%(g)	1.31	%(d)(g)	1.32	%(g)	1.31	%(e)(g)	1.25	%(d)(g)
Net investment income	0.29%		0.29%		0.28%		0.70%		0.41	%(e)	0.37%
Supplemental data
Net assets, end of period (in thousands)	$239,419		$306,663		$411,968		$518,968		$587,332		$704,167
Portfolio turnover	65%		42%		38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended June 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$30.61		$36.31		$35.96		$33.22		$37.54		$29.17
Income from investment operations:
Net investment income (loss)	(0.13)		(0.15)		(0.18)		0.04		(0.10)		(0.13)
Net realized and unrealized gain (loss)	(0.76)		0.92		7.76		4.34		(1.50)		8.80
Total from investment operations	(0.89)		0.77		7.58		4.38		(1.60)		8.67
Less distributions to shareholders:
Net investment income	—		—		—		—		—		(0.15)
Net realized gains	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.30)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$25.33		$30.61		$36.31		$35.96		$33.22		$37.54
Total return	(3.28%)		2.69%		22.02%		13.84%		(3.85	%)(c)	29.76%
Ratios to average net assets(d)
Total gross expenses	2.12%		2.08%		2.06	%(e)	2.06%		2.07	%(f)	2.00	%(e)
Total net expenses(g)	2.11	%(h)	2.08	%(h)	2.06	%(e)(h)	2.06	%(h)	2.07	%(f)(h)	2.00	%(e)(h)
Net investment income (loss)	(0.47%)		(0.44%)		(0.46%)		0.11%		(0.37	%)(f)	(0.38%)
Supplemental data
Net assets, end of period (in thousands)	$955		$2,154		$3,982		$5,466		$10,427		$17,908
Portfolio turnover	65%		42%		38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended June 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$33.63		$39.24		$38.36		$35.33		$39.73		$30.87
Income from investment operations:
Net investment loss	(0.13)		(0.17)		(0.19)		(0.01)		(0.10)		(0.14)
Net realized and unrealized gain (loss)	(0.87)		1.03		8.30		4.68		(1.58)		9.30
Total from investment operations	(1.00)		0.86		8.11		4.67		(1.68)		9.16
Less distributions to shareholders:
Net investment income	—		—		—		—		—		(0.15)
Net realized gains	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.30)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$28.24		$33.63		$39.24		$38.36		$35.33		$39.73
Total return	(3.32%)		2.72%		22.03%		13.83%		(3.84	%)(c)	29.71%
Ratios to average net assets(d)
Total gross expenses	2.12%		2.08%		2.06	%(e)	2.07%		2.06	%(f)	2.00	%(e)
Total net expenses(g)	2.11	%(h)	2.08	%(h)	2.06	%(e)(h)	2.07	%(h)	2.06	%(f)(h)	2.00	%(e)(h)
Net investment loss	(0.45%)		(0.47%)		(0.48%)		(0.04%)		(0.34	%)(f)	(0.38%)
Supplemental data
Net assets, end of period (in thousands)	$26,846		$32,642		$37,568		$36,007		$42,092		$52,248
Portfolio turnover	65%		42%		38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended June 30,
Class I	2016	2015	2014		2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$46.34	$51.43	$48.25		$43.93	$48.60		$40.40
Income from investment operations:
Net investment income	0.31	0.36	0.39		0.52	0.31		0.30
Net realized and unrealized gain (loss)	(1.20)	1.42	10.55		5.87	(1.90)		8.66
Total from investment operations	(0.89)	1.78	10.94		6.39	(1.59)		8.96
Less distributions to shareholders:
Net investment income	(0.26)	(0.40)	(0.53)		(0.43)	(0.37)		(0.61)
Net realized gains	(4.39)	(6.47)	(7.23)		(1.64)	(2.72)		(0.15)
Total distributions to shareholders	(4.65)	(6.87)	(7.76)		(2.07)	(3.09)		(0.76)
Proceeds from regulatory settlements	—	—	—		—	0.01		—
Net asset value, end of period	$40.80	$46.34	$51.43		$48.25	$43.93		$48.60
Total return	(2.13%)	3.96%	23.51%		15.19%	(2.85	%)(c)	22.29%
Ratios to average net assets(d)
Total gross expenses	0.91%	0.88%	0.86	%(e)	0.87%	0.86	%(f)	0.83	%(e)(f)
Total net expenses(g)	0.91%	0.88%	0.86	%(e)	0.87%	0.86	%(f)	0.83	%(e)(f)(h)
Net investment income	0.75%	0.73%	0.74%		1.17%	0.85	%(f)	0.84	%(f)
Supplemental data
Net assets, end of period (in thousands)	$60,451	$66,478	$51,812		$59,690	$54,312		$75,716
Portfolio turnover	65%	42%	38%		42%	23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended June 30,
Class R	2016		2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$43.09		$48.28		$45.70		$41.70		$46.23		$38.43
Income from investment operations:
Net investment income	0.02		0.01		0.01		0.14		0.12		0.09
Net realized and unrealized gain (loss)	(1.13)		1.32		9.98		5.63		(1.86)		8.22
Total from investment operations	(1.11)		1.33		9.99		5.77		(1.74)		8.31
Less distributions to shareholders:
Net investment income	(0.05)		(0.05)		(0.18)		(0.13)		(0.08)		(0.36)
Net realized gains	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(4.44)		(6.52)		(7.41)		(1.77)		(2.80)		(0.51)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$37.54		$43.09		$48.28		$45.70		$41.70		$46.23
Total return	(2.83%)		3.22%		22.65%		14.40%		(3.37	%)(c)	21.68%
Ratios to average net assets(d)
Total gross expenses	1.61%		1.58%		1.56	%(e)	1.57%		1.53	%(f)	1.50	%(e)(f)
Total net expenses(g)	1.61	%(h)	1.58	%(h)	1.56	%(e)(h)	1.57	%(h)	1.53	%(f)(h)	1.50	%(e)(f)(h)
Net investment income	0.06%		0.01%		0.01%		0.33%		0.34	%(f)	0.27	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,760		$3,671		$3,360		$2,240		$1,869		$21
Portfolio turnover	65%		42%		38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$47.24		$52.31		$48.96		$43.31
Income from investment operations:
Net investment income	0.24		0.27		0.27		0.22
Net realized and unrealized gain (loss)	(1.24)		1.43		10.73		7.42
Total from investment operations	(1.00)		1.70		11.00		7.64
Less distributions to shareholders:
Net investment income	(0.19)		(0.30)		(0.42)		(0.35)
Net realized gains	(4.39)		(6.47)		(7.23)		(1.64)
Total distributions to shareholders	(4.58)		(6.77)		(7.65)		(1.99)
Net asset value, end of period	$41.66		$47.24		$52.31		$48.96
Total return	(2.31%)		3.71%		23.26%		18.27%
Ratios to average net assets(b)
Total gross expenses	1.11%		1.08%		1.06	%(c)	0.99	%(d)
Total net expenses(e)	1.11	%(f)	1.08	%(f)	1.06	%(c)(f)	0.99	%(d)
Net investment income	0.56%		0.53%		0.51%		1.00	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,007		$9,840		$9,620		$3
Portfolio turnover	65%		42%		38%		42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$47.21	$52.27	$48.93		$43.31
Income from investment operations:
Net investment income	0.31	0.33	0.32		0.24
Net realized and unrealized gain (loss)	(1.25)	1.46	10.75		7.41
Total from investment operations	(0.94)	1.79	11.07		7.65
Less distributions to shareholders:
Net investment income	(0.24)	(0.38)	(0.50)		(0.39)
Net realized gains	(4.39)	(6.47)	(7.23)		(1.64)
Total distributions to shareholders	(4.63)	(6.85)	(7.73)		(2.03)
Net asset value, end of period	$41.64	$47.21	$52.27		$48.93
Total return	(2.19%)	3.90%	23.44%		18.31%
Ratios to average net assets(b)
Total gross expenses	0.96%	0.93%	0.91	%(c)	0.89	%(d)
Total net expenses(e)	0.96%	0.93%	0.91	%(c)	0.89	%(d)
Net investment income	0.74%	0.67%	0.61%		1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$7,115	$4,150	$2,494		$3
Portfolio turnover	65%	42%	38%		42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended June 30,
Class Y	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$46.37	$51.46	$48.26		$43.93	$48.60		$37.63
Income from investment operations:
Net investment income	0.29	0.36	0.31		0.50	0.31		0.37
Net realized and unrealized gain (loss)	(1.18)	1.42	10.63		5.90	(1.90)		11.36
Total from investment operations	(0.89)	1.78	10.94		6.40	(1.59)		11.73
Less distributions to shareholders:
Net investment income	(0.26)	(0.40)	(0.51)		(0.43)	(0.37)		(0.61)
Net realized gains	(4.39)	(6.47)	(7.23)		(1.64)	(2.72)		(0.15)
Total distributions to shareholders	(4.65)	(6.87)	(7.74)		(2.07)	(3.09)		(0.76)
Proceeds from regulatory settlements	—	—	—		—	0.01		—
Net asset value, end of period	$40.83	$46.37	$51.46		$48.26	$43.93		$48.60
Total return	(2.13%)	3.95%	23.50%		15.20%	(2.86	%)(b)	31.27%
Ratios to average net assets(c)
Total gross expenses	0.91%	0.88%	0.87	%(d)	0.87%	0.86	%(e)	0.81	%(d)
Total net expenses(f)	0.91%	0.88%	0.87	%(d)	0.87%	0.86	%(e)	0.81	%(d)(g)
Net investment income	0.70%	0.74%	0.61%		1.14%	0.85	%(e)	0.82%
Supplemental data
Net assets, end of period (in thousands)	$10,022	$9,261	$10,234		$1,229	$1,056		$1,323
Portfolio turnover	65%	42%	38%		42%	23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA SMALL CAP VALUE FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended June 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$46.28		$51.37		$48.21		$43.89		$48.53		$37.60
Income from investment operations:
Net investment income	0.23		0.27		0.27		0.41		0.24		0.28
Net realized and unrealized gain (loss)	(1.22)		1.41		10.55		5.89		(1.89)		11.34
Total from investment operations	(0.99)		1.68		10.82		6.30		(1.65)		11.62
Less distributions to shareholders:
Net investment income	(0.19)		(0.30)		(0.43)		(0.34)		(0.28)		(0.54)
Net realized gains	(4.39)		(6.47)		(7.23)		(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(4.58)		(6.77)		(7.66)		(1.98)		(3.00)		(0.69)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$40.71		$46.28		$51.37		$48.21		$43.89		$48.53
Total return	(2.34%)		3.75%		23.24%		14.97%		(3.00	%)(b)	31.00%
Ratios to average net assets(c)
Total gross expenses	1.11%		1.08%		1.06	%(d)	1.07%		1.06	%(e)	1.00	%(d)
Total net expenses(f)	1.11	%(g)	1.08	%(g)	1.06	%(d)(g)	1.07	%(g)	1.06	%(e)(g)	1.00	%(d)(g)
Net investment income	0.54%		0.54%		0.53%		0.93%		0.67	%(e)	0.62%
Supplemental data
Net assets, end of period (in thousands)	$237,720		$654,100		$819,275		$928,340		$1,051,352		$1,109,078
Portfolio turnover	65%		42%		38%		42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

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29

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

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30

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.85% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $2,410,692, and

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31

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

the administrative services fee paid to the Investment Manager was $243,472.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended April 30, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $238,370. The sale transactions resulted in a net realized gain of $58,689.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer

Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R	0.21
Class R4	0.21
Class R5	0.05
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,436.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the

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32

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $57,709 for Class A, $1 for Class B and $243 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2015 through August 31, 2016	Prior to September 1, 2015
Class A	1.37%	1.37%
Class B	2.12	2.12
Class C	2.12	2.12
Class I	0.96	0.97
Class R	1.62	1.62
Class R4	1.12	1.12
Class R5	1.01	1.02
Class Y	0.96	0.97
Class Z	1.12	1.12

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, earnings and profits distributed to shareholders on the redemption of shares and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(35,520)
Accumulated net realized gain	(21,187,086)
Paid-in capital	21,222,606

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$3,258,425	$15,634,623
Long-term capital gains	85,445,758	147,231,852
Total	88,704,183	162,866,475

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$129,964
Undistributed long-term capital gains	34,845,047
Net unrealized appreciation	148,641,476

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COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

At April 30, 2016, the cost of investments for federal income tax purposes was $441,099,836 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$164,360,869
Unrealized depreciation	(15,719,393)
Net unrealized appreciation	148,641,476

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $511,896,416 and $941,466,687, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 18.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime

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34

COLUMBIA SMALL CAP VALUE FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
35

COLUMBIA SMALL CAP VALUE FUND I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

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COLUMBIA SMALL CAP VALUE FUND I

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$100,522,960

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
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COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

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COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2016
40

COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA SMALL CAP VALUE FUND I

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA SMALL CAP VALUE FUND I

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Small Cap Value Fund I

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN229_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	8
Statement of Assets and Liabilities	23
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	54
Federal Income Tax Information	55
Trustees and Officers	56
Important Information About This Report	61

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Bond Fund (the Fund) Class A shares returned 2.74% excluding sales charges for the 12-month period that ended April 30, 2016.

■  During the same 12-month period, the Fund slightly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.72%.

■  The Fund's performance was helped by security selection in investment-grade bonds, while a modestly shorter duration position versus the benchmark detracted.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		2.74	3.22	4.50
Including sales charges		-2.09	2.21	3.99
Class B*	03/07/11
Excluding sales charges		1.98	2.45	3.73
Including sales charges		-2.92	2.11	3.73
Class C*	03/31/08
Excluding sales charges		1.98	2.56	3.79
Including sales charges		1.00	2.56	3.79
Class I*	09/27/10	3.16	3.64	4.85
Class R*	11/16/11	2.49	2.95	4.15
Class R4*	11/08/12	3.01	3.50	4.78
Class R5*	11/08/12	3.11	3.56	4.81
Class T*	03/07/11
Excluding sales charges		2.85	3.33	4.61
Including sales charges		-2.00	2.34	4.10
Class W*	09/27/10	2.74	3.22	4.52
Class Y*	07/15/09	3.28	3.62	4.86
Class Z	01/09/86	3.00	3.48	4.77
Barclays U.S. Aggregate Bond Index		2.72	3.60	4.95

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Carl Pappo, CFA

Jason Callan

Portfolio Breakdown (%) (at April 30, 2016)
Asset-Backed Securities — Agency	1.0
Asset-Backed Securities — Non-Agency	12.2
Commercial Mortgage-Backed Securities — Non-Agency	7.9
Common Stocks	0.0	(a)
Corporate Bonds & Notes	28.3
Foreign Government Obligations	1.4
Money Market Funds	0.1
Municipal Bonds	1.6
Preferred Debt	0.4
Residential Mortgage-Backed Securities — Agency	25.2
Residential Mortgage-Backed Securities — Non-Agency	1.8
U.S. Government & Agency Obligations	0.8
U.S. Treasury Obligations	19.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at April 30, 2016)
AAA rating	55.8
AA rating	2.5
A rating	9.1
BBB rating	20.2
BB rating	0.7
B rating	0.4
CCC rating	0.0	(a)
D rating	0.0	(a)
Not rated	11.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 2.74% excluding sales charges. During the same 12-month period, the Fund slightly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.72%. The most significant contributor to the Fund's relative performance was security selection in investment-grade bonds during the period, while a modestly shorter duration position versus the benchmark detracted.

China Concerns, Oil Declines Impacted Markets

For much of the 12-month period ended April 30, 2016, corporate spreads trended wider as markets prepared for the U.S. Federal Reserve (the Fed) to end its zero interest rate policy. As the period progressed, credit-oriented assets reacted negatively to slowing China growth, declining oil prices and fears of a domestic recession. Following a brief period of relative stability, the beginning of 2016 saw a sharp decline in global credit sentiment, as trading was halted repeatedly in the Chinese stock market and the price of oil declined to below $30 a barrel. Risk-based assets remained under pressure through the early part of February. Credit sectors rebounded strongly over the last several weeks of the period, as the Fed signaled that it was prepared to push back the timetable for further rate hikes and central banks overseas engaged in unprecedented measures designed to stimulate growth. A meaningful recovery in oil prices from their January lows also helped to boost sentiment.

The U.S. Treasury yield curve flattened over the 12-month period ended April 30, 2016, as rates rose modestly on shorter maturities while experiencing declines farther out along the curve. Credit spreads (the incremental yield provided by corporate bonds versus Treasuries) widened for the full period despite their recovery over the last several weeks.

Contributors and Detractors

Positioning over the period revolved around managing the volatility in interest rates and credit spreads. The Fund's performance benefited from being defensively positioned overall entering the period as markets reacted to the prospect of a less accommodative Fed. Security selection was a positive contributor to performance, particularly within investment-grade bonds. Within energy, a tilt toward pipeline-oriented issuers helped to provide a measure of insulation from volatility in crude oil prices. The Fund has had an overweight exposure to financials in view of the tighter regulation and higher capital standards being applied to the industry, and this positioning detracted modestly from relative performance as the outlook for prolonged low interest rates was viewed as a negative for banks.

Turning to structured asset categories, residential mortgage-backed securities (MBS) were underweighted in the portfolio throughout the period. The Fund shifted its exposure within MBS toward current pools that could be purchased at minimal premiums. Selection within agency MBS was a positive contributor to relative results. The Fund also had a focus on new issue commercial mortgage-backed securities (CMBS) based on their attractive valuations, funding purchases through the sale of higher quality government-related securities.

Annual Report 2016
4

COLUMBIA BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For much of the period, the Fund was positioned with a modestly shorter duration (and correspondingly lower sensitivity to interest rates) than the benchmark. This was shifted to a duration overweight late in the period. For the full 12 months, the Fund's duration stance detracted slightly from performance relative to the benchmark as long-term interest rates declined. However, the negative impact was largely offset by the Fund's positioning along the Treasury yield curve, which took advantage of the curve's flattening over the period via modest rate increases for maturities three years and below that were accompanied by declining rates on longer maturities.

We invested in highly-liquid, widely-traded Treasury futures contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. On a standalone basis, various derivative positions detracted from performance. When viewed in the context of offsetting hedging positions or duration strategies, they performed as intended. The overall impact of derivatives on the portfolio was neutral to slightly positive.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

Annual Report 2016
6

COLUMBIA BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.40	1,020.59	4.35	4.32	0.86
Class B	1,000.00	1,000.00	1,029.50	1,016.86	8.12	8.07	1.61
Class C	1,000.00	1,000.00	1,029.60	1,016.86	8.12	8.07	1.61
Class I	1,000.00	1,000.00	1,035.40	1,022.63	2.28	2.26	0.45
Class R	1,000.00	1,000.00	1,032.10	1,019.34	5.61	5.57	1.11
Class R4	1,000.00	1,000.00	1,035.80	1,021.83	3.09	3.07	0.61
Class R5	1,000.00	1,000.00	1,035.30	1,022.38	2.53	2.51	0.50
Class T	1,000.00	1,000.00	1,035.10	1,021.08	3.85	3.82	0.76
Class W	1,000.00	1,000.00	1,033.30	1,020.59	4.35	4.32	0.86
Class Y	1,000.00	1,000.00	1,036.60	1,022.63	2.28	2.26	0.45
Class Z	1,000.00	1,000.00	1,034.70	1,021.83	3.09	3.07	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Annual Report 2016
7

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 32.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
Lockheed Martin Corp. 01/15/23	3.100%	604,000	633,006
05/15/36	4.500%	581,000	644,785
05/15/46	4.700%	357,000	410,495
Total			1,688,286
AUTOMOTIVE 0.6%
General Motors Co. 04/01/35	5.000%	370,000	369,886
04/01/36	6.600%	743,000	869,407
04/01/46	6.750%	1,605,000	1,936,872
Total			3,176,165
BANKING 7.7%
BNP Paribas SA Junior Subordinated(a)(b) 12/31/49	7.375%	1,125,000	1,110,938
Bank of America Corp. 01/11/23	3.300%	955,000	970,550
Subordinated 05/02/17	5.700%	1,465,000	1,523,295
Bank of New York Mellon Corp. (The) Junior Subordinated(a) 12/29/49	4.500%	2,709,000	2,546,460
Capital One Bank USA NA Subordinated 02/15/23	3.375%	975,000	981,130
Citigroup, Inc.(a) 08/14/17	1.108%	5,525,000	5,503,618
Subordinated 06/09/16	0.906%	2,671,000	2,670,185
Discover Financial Services 04/27/22	5.200%	260,000	281,229
11/21/22	3.850%	938,000	949,849
Fifth Third Bancorp Junior Subordinated(a) 12/31/49	5.100%	1,726,000	1,572,817
HBOS PLC Subordinated(b) 05/21/18	6.750%	1,395,000	1,510,238
HSBC Holdings PLC 01/14/22	4.875%	515,000	566,279
HSBC Holdings PLC(a) Junior Subordinated 12/31/49	6.375%	2,173,000	2,099,661
JPMorgan Chase & Co. Junior Subordinated(a) 12/31/49	6.100%	2,948,000	3,029,070

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Capital XXI Junior Subordinated(a) 02/02/37	1.587%	251,000	180,469
KeyCorp Capital I Junior Subordinated(a) 07/01/28	1.365%	1,785,000	1,410,150
Lloyds Banking Group PLC Subordinated(b) 12/10/25	4.582%	2,995,000	3,008,062
M&T Bank Corp. Junior Subordinated 12/31/49	6.875%	1,266,000	1,268,374
PNC Financial Services Group, Inc. (The) Junior Subordinated(a) 12/31/49	4.850%	1,190,000	1,139,425
Santander Issuances SAU Subordinated 11/19/25	5.179%	1,000,000	993,651
Santander UK Group Holdings PLC(b) Subordinated 09/15/25	4.750%	816,000	796,969
09/15/45	5.625%	364,000	347,898
Synchrony Financial 01/15/19	2.600%	820,000	825,940
U.S. Bancorp Subordinated 04/27/26	3.100%	1,430,000	1,438,875
Wells Fargo & Co. Junior Subordinated(a) 12/31/49	5.900%	5,723,000	5,858,921
Total			42,584,053
CABLE AND SATELLITE 0.2%
CCO Safari II LLC(b) 10/23/45	6.484%	1,040,000	1,228,627
CHEMICALS 0.1%
LyondellBasell Industries NV 02/26/55	4.625%	695,000	647,726
CONSTRUCTION MACHINERY 0.2%
John Deere Capital Corp.(a) 01/16/18	0.923%	1,235,000	1,234,243
DIVERSIFIED MANUFACTURING 2.5%
General Electric Co. Junior Subordinated(a) 12/31/49	5.000%	11,835,000	12,323,194

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp. 06/01/42	4.500%	1,425,000	1,587,105
Total			13,910,299
ELECTRIC 3.2%
Arizona Public Service Co. 11/15/45	4.350%	415,000	460,134
Commonwealth Edison Co. 11/15/45	4.350%	420,000	458,171
DTE Electric Co. 10/01/20	3.450%	1,255,000	1,339,996
Dominion Resources, Inc. 10/01/25	3.900%	396,000	416,578
Duke Energy Progress, Inc. 08/15/45	4.200%	490,000	532,942
FPL Energy National Wind LLC(b) 03/10/24	5.608%	153,242	145,579
Georgia Power Co. 09/01/40	4.750%	330,000	365,449
MidAmerican Energy Co. 10/15/24	3.500%	485,000	520,785
Nevada Power Co. 09/15/40	5.375%	424,000	513,877
Niagara Mohawk Power Corp.(b) 10/01/24	3.508%	815,000	864,383
Oncor Electric Delivery Co. LLC 06/01/22	4.100%	1,733,000	1,891,550
04/01/25	2.950%	160,000	160,604
PPL Capital Funding, Inc. 12/01/22	3.500%	485,000	508,453
06/01/23	3.400%	1,139,000	1,177,248
03/15/44	5.000%	590,000	653,388
PacifiCorp 06/15/21	3.850%	1,025,000	1,120,971
Pacific Gas & Electric Co. 06/15/23	3.250%	843,000	885,034
03/01/26	2.950%	1,005,000	1,029,008
03/01/34	6.050%	480,000	637,387
Progress Energy, Inc. 12/01/39	6.000%	915,000	1,125,951
Public Service Electric & Gas Co. 11/01/45	4.150%	450,000	495,687
San Diego Gas & Electric Co. 04/01/42	4.300%	475,000	513,786
Southern California Edison Co. 06/01/21	3.875%	713,000	782,278
09/01/40	4.500%	160,000	180,499
02/01/45	3.600%	254,000	255,537

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toledo Edison Co. (The) 05/15/37	6.150%	410,000	487,392
Total			17,522,667
FINANCE COMPANIES 0.2%
HSBC Finance Corp. Subordinated 01/15/21	6.676%	965,000	1,108,697
FOOD AND BEVERAGE 1.9%
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	3,057,000	3,185,981
02/01/26	3.650%	1,923,000	2,027,025
02/01/36	4.700%	798,000	872,719
02/01/46	4.900%	405,000	459,294
Molson Coors Brewing Co. 05/01/42	5.000%	725,000	786,671
PepsiCo, Inc. 07/17/45	4.600%	870,000	1,005,272
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	2,271,000	2,426,284
Total			10,763,246
HEALTH CARE 0.4%
Becton Dickinson and Co. 03/01/23	3.300%	390,000	403,458
05/15/24	3.875%	1,822,000	1,946,982
Total			2,350,440
INDEPENDENT ENERGY 2.0%
Anadarko Petroleum Corp. 09/15/17	6.375%	307,000	326,029
03/15/26	5.550%	640,000	685,998
07/15/44	4.500%	595,000	513,011
03/15/46	6.600%	680,000	769,651
Canadian Natural Resources Ltd. 02/15/37	6.500%	335,000	335,096
02/01/39	6.750%	90,000	91,675
Cimarex Energy Co. 06/01/24	4.375%	915,000	932,171
Kerr-McGee Corp. 07/01/24	6.950%	1,088,000	1,204,379
Noble Energy, Inc. 05/01/21	5.625%	403,000	414,131
11/15/24	3.900%	314,000	312,194
04/01/27	8.000%	945,000	1,072,760
11/15/43	5.250%	1,120,000	1,060,382
11/15/44	5.050%	906,000	857,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp. 04/15/26	3.400%	1,065,000	1,101,788
04/15/46	4.400%	415,000	442,424
Woodside Finance Ltd.(b) 03/05/25	3.650%	714,000	674,155
Total			10,793,562
INTEGRATED ENERGY 0.5%
BP Capital Markets PLC 03/17/22	3.062%	830,000	856,091
BP Capital Markets PLC(c) 05/04/26	3.119%	735,000	740,027
Cenovus Energy, Inc. 10/15/19	5.700%	905,000	938,381
11/15/39	6.750%	169,000	164,117
09/15/42	4.450%	395,000	305,862
Total			3,004,478
LIFE INSURANCE 0.9%
American International Group, Inc. 02/15/24	4.125%	535,000	560,136
04/01/26	3.900%	1,812,000	1,846,210
Massachusetts Mutual Life Insurance Co. Subordinated(b) 04/15/65	4.500%	405,000	371,239
MetLife Capital Trust X Junior Subordinated(a)(b) 04/08/38	9.250%	575,000	784,875
MetLife, Inc. Junior Subordinated 08/01/39	10.750%	554,000	844,850
Teachers Insurance & Annuity Association of America Subordinated(b) 09/15/44	4.900%	465,000	500,525
Total			4,907,835
MEDIA AND ENTERTAINMENT 0.4%
21st Century Fox America, Inc. 02/15/41	6.150%	830,000	1,025,636
Scripps Networks Interactive, Inc. 06/15/22	3.500%	1,245,000	1,281,205
Total			2,306,841
METALS 0.2%
BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b) 10/19/75	6.750%	820,000	850,545

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MIDSTREAM 1.8%
Columbia Pipeline Group, Inc.(b) 06/01/20	3.300%	5,000	5,064
06/01/25	4.500%	543,000	559,946
06/01/45	5.800%	2,148,000	2,264,761
Kinder Morgan Energy Partners LP 03/01/21	3.500%	1,585,000	1,553,054
09/01/23	3.500%	93,000	87,420
Plains All American Pipeline LP/Finance Corp. 05/01/19	8.750%	1,039,000	1,170,258
12/15/19	2.600%	1,270,000	1,218,307
06/01/22	3.650%	1,152,000	1,090,685
11/01/24	3.600%	375,000	336,264
10/15/25	4.650%	218,000	207,826
06/01/42	5.150%	865,000	704,722
06/15/44	4.700%	599,000	482,564
02/15/45	4.900%	295,000	241,796
Total			9,922,667
NATURAL GAS 1.3%
NiSource Finance Corp. 02/15/23	3.850%	685,000	725,116
12/15/40	6.250%	670,000	826,601
02/15/44	4.800%	50,000	54,357
Sempra Energy 03/15/20	2.400%	900,000	906,838
11/15/20	2.850%	885,000	906,253
10/01/22	2.875%	974,000	984,057
11/15/25	3.750%	725,000	758,159
10/15/39	6.000%	1,812,000	2,201,147
Total			7,362,528
OIL FIELD SERVICES 0.5%
Noble Holding International Ltd. 03/15/17	2.500%	1,406,000	1,372,607
Noble Holding International Ltd.(a) 03/16/18	5.000%	1,270,000	1,244,600
Total			2,617,207
OTHER INDUSTRY 0.2%
President and Fellows of Harvard College 10/01/37	3.619%	315,000	322,452
President and Fellows of Harvard College(b) 01/15/39	6.500%	415,000	604,821
Total			927,273
PHARMACEUTICALS 1.9%
Actavis Funding SCS 03/12/20	3.000%	1,035,000	1,057,189
03/15/22	3.450%	315,000	322,701
06/15/24	3.850%	897,000	921,414

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Actavis Funding SCS(a) 09/01/16	1.510%	770,000	770,957
Forest Laboratories LLC(b) 02/01/19	4.375%	1,520,000	1,604,135
Johnson & Johnson 03/01/26	2.450%	2,906,000	2,923,078
12/05/33	4.375%	1,522,000	1,756,175
Novartis Capital Corp. 11/20/45	4.000%	789,000	859,619
Total			10,215,268
PROPERTY & CASUALTY 1.6%
Berkshire Hathaway Finance Corp. 05/15/43	4.300%	188,000	202,990
Berkshire Hathaway, Inc. 03/15/26	3.125%	2,025,000	2,108,770
02/11/43	4.500%	638,000	709,983
CNA Financial Corp. 03/01/26	4.500%	1,230,000	1,266,845
Loews Corp. 04/01/26	3.750%	3,857,000	3,993,646
05/15/43	4.125%	158,000	152,724
Transatlantic Holdings, Inc. 11/30/39	8.000%	240,000	319,480
Total			8,754,438
RAILROADS 0.4%
BNSF Funding Trust I Junior Subordinated(a) 12/15/55	6.613%	1,109,000	1,247,625
Union Pacific Corp. 03/01/46	4.050%	1,010,000	1,056,846
Total			2,304,471
RETAILERS 0.9%
CVS Health Corp. 07/20/45	5.125%	355,000	414,870
CVS Health Corp.(b) 12/01/22	4.750%	2,681,000	3,014,951
CVS Pass-Through Trust(b) 08/11/36	4.163%	1,432,800	1,427,234
Total			4,857,055
TECHNOLOGY 0.6%
Hewlett Packard Enterprise Co.(b) 10/15/35	6.200%	860,000	858,937
10/15/45	6.350%	2,319,000	2,312,059
Total			3,170,996

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRANSPORTATION SERVICES 0.3%
FedEx Corp. 11/15/45	4.750%	489,000	535,898
04/01/46	4.550%	965,000	1,027,740
Total			1,563,638
WIRELINES 1.2%
AT&T, Inc. 03/15/22	3.800%	763,000	808,166
04/01/24	4.450%	444,000	483,733
12/15/42	4.300%	505,000	479,024
05/15/46	4.750%	489,000	492,727
Verizon Communications, Inc. 11/01/21	3.000%	623,000	645,891
09/15/23	5.150%	1,201,000	1,381,262
03/15/34	5.050%	917,000	1,006,432
08/21/46	4.862%	1,294,000	1,386,793
Total			6,684,028
Total Corporate Bonds & Notes (Cost: $169,706,903)			176,457,279
Residential Mortgage-Backed Securities — Agency 28.4%
Federal Home Loan Mortgage Corp. 09/01/16	9.500%	10	10
03/01/21 - 05/01/41	5.000%	1,385,787	1,544,019
09/01/25 - 10/01/29	7.500%	32,113	36,500
11/01/25 - 12/01/35	7.000%	265,208	326,100
06/01/26	8.000%	563	659
Federal Home Loan Mortgage Corp.(c) 06/01/43	4.000%	6,377,539	6,845,889
Federal National Mortgage Association 10/01/20 - 12/01/20	10.000%	33,083	33,815
08/01/29 - 09/01/45	3.000%	14,217,973	14,758,257
10/01/29	7.500%	17,664	21,843
12/01/29 - 05/01/30	8.000%	102,518	119,638
01/01/31	2.500%	1,726,062	1,779,787
06/01/32	7.000%	10,505	11,088
07/01/38	6.000%	2,754,692	3,144,990
08/01/40	4.500%	6,656,325	7,261,912
09/01/40	5.000%	2,288,533	2,536,958
05/01/43 - 03/01/46	3.500%	24,905,586	26,153,501
09/01/44	4.000%	18,032,850	19,254,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 05/18/31	2.500%	4,100,000	4,213,470
05/18/31	3.000%	6,000,000	6,267,109
05/18/31 - 05/12/46	3.500%	11,300,000	11,879,235
05/12/46	4.000%	5,807,000	6,203,395
05/12/46	4.500%	12,750,000	13,882,060
Federal National Mortgage Association(d) 01/01/40	5.500%	3,937,500	4,435,121
Government National Mortgage Association 01/15/17 - 12/15/17	8.500%	26,803	27,306
11/15/17 - 06/15/30	9.000%	31,858	33,888
11/15/17 - 08/15/20	9.500%	30,593	31,667
11/15/22 - 02/15/30	7.000%	116,351	130,466
05/15/23 - 12/15/31	6.500%	101,814	116,539
06/15/25 - 01/15/30	8.000%	129,208	147,385
04/15/26 - 03/15/30	7.500%	159,106	167,734
03/20/28	6.000%	49,648	57,694
Government National Mortgage Association(a) 07/20/21	2.000%	13,021	13,336
04/20/22 - 06/20/28	1.750%	104,203	107,221
07/20/22	1.875%	18,092	18,567
Government National Mortgage Association(c) 05/23/46	3.000%	8,150,000	8,439,071
05/23/46	3.500%	11,550,000	12,199,237
05/23/46	4.000%	4,375,000	4,684,109
Vendee Mortgage Trust(a)(e) CMO IO Series 1998-1 Class 2IO 03/15/28	0.326%	2,280,148	17,943
CMO IO Series 1998-3 Class IO 03/15/29	0.151%	2,940,029	3,695
Total Residential Mortgage-Backed Securities — Agency (Cost: $155,486,989)			156,905,954
Residential Mortgage-Backed Securities — Non-Agency 2.1%
American Mortgage Trust Series 2093-3 Class 3A(a)(f)(g) 07/27/23	8.188%	4,277	2,594
BCAP LLC Trust CMO Series 2012-RR10 Class 9A1(a)(b) 10/26/35	2.903%	1,905,486	1,918,385

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc. CMO Series 2015-A Class A4(a) 06/25/58	4.250%	785,160	814,593
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	277,547	277,661
Credit Suisse Mortgage Capital Certificates(b) CMO Series 2011-17R Class 2A1 12/27/37	3.400%	74,448	74,477
New Residential Mortgage Loan Trust(b) CMO Series 2014-1A Class A 01/25/54	3.750%	1,848,230	1,904,567
Series 2014-2A Class A3 05/25/54	3.750%	977,391	1,009,288
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A1(a)(b) 08/26/35	2.790%	2,656,066	2,674,063
WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(a) 08/25/33	2.476%	2,664,366	2,685,477
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $11,468,190)			11,361,105
Commercial Mortgage-Backed Securities — Non-Agency 9.0%
American Homes 4 Rent Trust(b) Series 2014-SFR2 Class A 10/17/36	3.786%	2,663,050	2,822,386
Series 2014-SFR3 Class A 12/17/36	3.678%	3,037,652	3,196,458
Series 2015-SFR2 Class A 10/17/45	3.732%	267,738	282,754
American Homes 4 Rent Series 2015-SFR1 Class A(b) 04/17/52	3.467%	4,517,434	4,684,645
Citigroup Commercial Mortgage Trust Series 2015-GC35 Class A3 11/10/48	3.549%	1,335,000	1,426,646
Colony Multifamily Mortgage Trust Series 2014-1 Class A(b) 04/20/50	2.543%	4,202,200	4,183,092
Commercial Mortgage Trust Series 2007-C9 Class AM 12/10/49	5.650%	4,835,000	5,005,841
Series 2015-CR22 Class A5 03/10/48	3.309%	685,000	714,733
Series 2015-LC19 Class A4 02/10/48	3.183%	765,000	797,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust Series 2011-LC2A Class A4(b) 07/10/44	4.537%	2,560,000	2,840,553
GS Mortgage Securities Trust Series 2015-GC34 Class A4 10/10/48	3.506%	925,000	977,456
Invitation Homes Trust Series 2015-SFR3 Class A(a)(b) 08/17/32	1.733%	1,894,888	1,885,477
JPMBB Commercial Mortgage Securities Trust Series 2015-C27 Class A4 02/15/48	3.179%	700,000	722,056
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class A3 05/15/45	3.507%	1,455,000	1,556,227
LB Commercial Mortgage Trust Series 2007-C3 Class AM(a) 07/15/44	6.096%	5,048,000	5,238,361
LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3 02/15/40	5.430%	1,094,646	1,115,309
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(a)(e) 12/15/30	1.078%	308,954	3,393
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3 02/15/48	2.988%	495,000	503,594
Morgan Stanley Re-Remic Trust(a)(b) Series 2009-GG10 Class A4B 08/12/45	5.987%	1,335,000	1,365,687
Series 2010-GG10 Class A4B 08/15/45	5.987%	715,000	731,435
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5 11/15/47	3.607%	620,000	662,091
Wells Fargo Commercial Mortgage Trust Series 2015-C26 Class A4 02/15/48	3.166%	1,000,000	1,031,773
Series 2015-C27 Class A4 02/15/48	3.190%	1,490,000	1,540,690
Series 2015-LC20 Class A4 04/15/50	2.925%	1,647,000	1,669,253
Series 2015-LC20 Class A5 04/15/50	3.184%	300,000	309,580
Series 2016-C33 Class A3 03/15/59	3.162%	605,000	614,332
Series 2016-NXS5 Class A4 01/15/59	3.370%	3,500,000	3,659,318
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $49,635,049)			49,540,640

Asset-Backed Securities — Agency 1.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration Series 2012-20G Class 1 07/01/32	2.380%	326,327	330,900
Series 2012-20I Class 1 09/01/32	2.200%	342,125	344,282
Series 2012-20J Class 1 10/01/32	2.180%	1,240,677	1,247,132
Series 2012-20L Class 1 12/01/32	1.930%	350,216	347,308
Series 2013-20E Class 1 05/01/33	2.070%	205,219	205,280
Series 2013-20G Class 1 07/01/33	3.150%	704,474	737,023
Series 2013-20L Class 1 12/01/33	3.380%	285,894	302,835
Series 2014-20C Class 1 03/01/34	3.210%	368,170	387,211
Series 2014-20D Class 1 04/01/34	3.110%	1,163,709	1,223,729
Series 2014-20F Class 1 06/01/34	2.990%	744,766	773,278
Series 2015-20C Class 1 03/01/35	2.720%	102,585	104,797
Total Asset-Backed Securities — Agency (Cost: $5,737,567)			6,003,775
Asset-Backed Securities — Non-Agency 13.8%
ARI Fleet Lease Trust Series 2014-A Class A2(b) 11/15/22	0.810%	1,225,793	1,224,305
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2B(a) 10/08/19	1.137%	595,000	595,000
Ascentium Equipment Receivables LLC Series 2015-2A Class A2(b) 12/11/17	1.570%	470,000	470,551
Ascentium Equipment Receivables Series 2015-1A Class A2(b) 07/10/17	1.150%	362,337	362,256
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A Class A(b) 12/20/21	2.630%	1,195,000	1,192,518
Cabela's Credit Card Master Note Trust Series 2015-2 Class A1 07/17/23	2.250%	990,000	998,934
Cabela's Credit Card Master Note Trust(a)(b) Series 2012-1A Class A2 02/18/20	0.963%	635,000	634,969
Cabela's Master Credit Card Trust Series 2014-1 Class A(a) 03/16/20	0.783%	715,000	714,913

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Multi-Asset Execution Trust Series 2015-A2 Class A2 03/15/23	2.080%	3,405,000	3,461,445
Series 2015-A8 Class A8 08/15/23	2.050%	1,075,000	1,088,854
CarMax Auto Owner Trust Series 2015-3 Class A3 05/15/20	1.630%	1,295,000	1,304,030
Chase Issuance Trust Series 2012-A4 Class A4 08/16/21	1.580%	860,000	864,660
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.689%	332,385	333,617
Series 2012-2A Class A 05/07/24	0.889%	114,613	114,577
Series 2013-1A Class A 01/07/25	0.889%	427,587	427,347
Series 2014-1A Class A 03/07/26	0.859%	276,394	275,694
Citibank Credit Card Issuance Trust Series 2014-A1 Class A1 01/23/23	2.880%	3,455,000	3,617,984
Series 2014-A5 Class A5 06/07/23	2.680%	730,000	759,577
Series 2014-A6 Class A6 07/15/21	2.150%	475,000	486,217
Citigroup Mortgage Loan Trust, Inc. CMO Series 2005-WF2 Class MF1(a) 08/25/35	5.308%	97,077	524
Dell Equipment Finance Trust(a)(b) Series 2015-2 Class A2B 12/22/17	1.341%	250,000	249,986
Dell Equipment Finance Trust(b) Series 2015-2 Class A2A 12/22/17	1.420%	500,000	499,340
Discover Card Execution Note Trust Series 2012-A6 Class A6 01/18/22	1.670%	480,000	483,158
Series 2015-A2 Class A 10/17/22	1.900%	4,750,000	4,812,529
Enterprise Fleet Financing LLC(b) Series 2013-2 Class A2 03/20/19	1.060%	249,695	249,532
Series 2014-2 Class A2 03/20/20	1.050%	590,828	587,989
Series 2015-1 Class A2 09/20/20	1.300%	1,053,527	1,051,716
Series 2015-2 Class A2 02/22/21	1.590%	837,304	837,232

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Owner Trust(b) Series 2014-2 Class A 04/15/26	2.310%	2,095,000	2,123,941
Series 2015-1 Class A 07/15/26	2.120%	3,365,000	3,398,006
Series 2015-2 Class A 01/15/27	2.440%	970,000	984,877
Ford Credit Floorplan Master Owner Trust Series 2013-2 Class A(b) 03/15/22	2.090%	1,570,000	1,584,072
GE Dealer Floorplan Master Note Trust Series 2012-2 Class A(a) 04/22/19	1.189%	735,000	736,430
GM Financial Automobile Leasing Trust Series 2015-3 Class A3 03/20/19	1.690%	625,000	627,361
GM Financial Automobile Leasing Trust(a) Series 2015-2 Class A2B 04/20/18	0.859%	865,314	864,585
Golden Credit Card Trust Series 2015-3A Class A(a)(b) 07/15/19	0.853%	3,125,000	3,119,375
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 Class A2(b) 06/20/17	1.120%	862,126	862,992
Green Tree Agency Advance Funding Trust I Series 2015-T1 Class AT1(b) 10/15/46	2.302%	990,000	988,862
Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A 12/10/27	0.987%	1,238,198	1,239,072
Series 2014-1 Class A 04/10/28	0.837%	348,372	348,520
Series 2016-1 Class A1 04/10/30	1.439%	2,180,000	2,179,782
Hertz Vehicle Financing II LP Series 2015-3A Class A(b) 09/25/21	2.670%	1,000,000	999,181
Huntington Auto Trust Series 2015-1 Class A2 10/16/17	0.760%	465,523	465,505
Hyundai Floorplan Master Owner Trust(a)(b) Series 2013-1A Class A 05/15/18	0.783%	3,675,000	3,674,733
Series 2016-1A Class A1 03/15/21	1.340%	330,000	329,967
John Deere Owner Trust Series 2016-A Class A2 10/15/18	1.150%	790,000	788,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MMAF Equipment Finance LLC Series 2014-AA Class A2(b) 04/10/17	0.520%	264,140	264,107
NRZ Advance Receivables Trust(b) Series 2015-T1 Class AT1 08/15/46	2.315%	1,290,000	1,289,597
Series 2015-T3 Class AT3 11/15/46	2.540%	1,320,000	1,320,864
Navitas Equipment Receivables LLC Series 2015-1 Class A2(b) 11/15/18	2.120%	1,922,722	1,917,212
New York City Tax Lien Trust Series 2015-A Class A(b) 11/10/28	1.340%	749,562	744,845
Nissan Auto Receivables Owner Trust Series 2016-A Class A3 10/15/20	1.340%	585,000	584,096
Nissan Auto Receivables Owner Trust(a) Series 2015-A Class A1 01/15/20	0.833%	2,140,000	2,135,125
Ocwen Master Advance Receivables Trust Series 2015-1 Class AT1(b) 09/17/46	2.537%	775,000	774,647
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 05/15/29	1.440%	592,156	589,394
SLM Student Loan Trust Series 2014-2 Class A1(a) 07/25/19	0.689%	17,373	17,368
SMART ABS Series Trust Series 2015-3US Class A2B(a) 04/16/18	1.187%	645,000	643,239
SPS Servicer Advance Receivables Trust Series 2015-T2 Class AT2(b) 01/15/47	2.620%	760,000	760,005
SoFi Professional Loan Program Series 2016-A(b) 12/26/36	2.760%	1,317,857	1,301,083
Synchrony Credit Card Master Note Trust Series 2016-1 Class A 03/15/22	2.040%	1,295,000	1,304,161
USAA Auto Owner Trust Series 2015-1 Class A2 03/15/18	0.820%	4,025,140	4,023,512
Volvo Financial Equipment LLC Series 2015-1A Class A3(b) 06/17/19	1.510%	1,000,000	999,765
Wheels SPV 2 LLC Series 2015-1A Class A2(b) 04/22/24	1.270%	836,889	834,182

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust Series 2012-D Class A 04/17/23	2.150%	790,000	798,909
Series 2015-B Class A 06/17/24	2.550%	1,815,000	1,851,843
World Omni Automobile Lease Securitization Trust Series 2015-A Class A3 10/15/18	1.540%	830,000	834,002
Total Asset-Backed Securities — Non-Agency (Cost: $75,669,007)			76,003,441
U.S. Treasury Obligations 21.8%
U.S. Treasury 05/15/16	0.250%	16,795,000	16,794,792
08/31/16	0.500%	20,000,000	20,008,860
09/15/16	0.875%	15,633,000	15,661,702
02/28/18	0.750%	240,000	239,972
03/31/18	0.875%	6,875,000	6,888,427
12/15/18	1.250%	228,000	230,209
01/15/19	1.125%	550,000	553,437
02/15/19	0.750%	6,295,000	6,270,166
03/15/19	1.000%	3,582,000	3,591,095
03/31/21	1.250%	8,928,000	8,915,445
03/31/23	1.500%	3,331,000	3,309,532
02/15/26	1.625%	7,285,800	7,159,437
11/15/45	3.000%	5,906,400	6,320,309
U.S. Treasury(c) 04/30/21	1.375%	207,000	207,938
U.S. Treasury(h) STRIPS 11/15/18	0.000%	7,057,000	6,904,907
11/15/19	0.000%	4,135,000	3,975,100
02/15/40	0.000%	14,141,000	7,540,094
11/15/41	0.000%	5,013,000	2,505,678
05/15/43	0.000%	7,022,000	3,315,416
Total U.S. Treasury Obligations (Cost: $116,675,547)			120,392,516
U.S. Government & Agency Obligations 0.9%
Residual Funding Corp.(h) STRIPS 01/15/30	0.000%	3,342,000	2,273,389
04/15/30	0.000%	3,615,000	2,446,787
Total U.S. Government & Agency Obligations (Cost: $4,601,731)			4,720,176

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Foreign Government Obligations(i) 1.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLOMBIA —%
Colombia Government International Bond 01/18/41	6.125%	235,000	254,919
FRANCE 0.3%
Electricite de France SA(b) 10/13/55	5.250%	1,634,000	1,645,861
MEXICO 0.7%
Mexico Government International Bond 03/15/22	3.625%	1,536,000	1,588,224
03/08/44	4.750%	80,000	80,800
Petroleos Mexicanos 03/01/18	5.750%	1,935,000	2,028,422
06/15/35	6.625%	435,000	441,525
Total			4,138,971
PANAMA 0.1%
Panama Government International Bond 01/26/36	6.700%	270,000	345,600
PERU 0.1%
Peruvian Government International Bond 03/14/37	6.550%	285,000	365,513
PHILIPPINES —%
Philippine Government International Bond 10/23/34	6.375%	100,000	142,247
QATAR 0.4%
Nakilat, Inc.(b) 12/31/33	6.067%	1,592,000	1,812,492
Ras Laffan Liquefied Natural Gas Co., Ltd. III(b) 09/30/16	5.832%	175,062	178,292
Total			1,990,784
URUGUAY —%
Uruguay Government International Bond 11/20/45	4.125%	165,000	141,900
Total Foreign Government Obligations (Cost: $8,510,969)			9,025,795

Municipal Bonds 1.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 1.1%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 07/01/34	5.750%	2,485,000	3,152,023
State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,720,000	2,666,241
Total			5,818,264
ILLINOIS 0.3%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	635,000	690,372
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	865,000	1,021,331
City of Chicago Unlimited General Obligation Taxable Bonds Series 2015B 01/01/33	7.375%	200,000	203,110
Total			1,914,813
KENTUCKY 0.1%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010 04/01/18	3.165%	788,819	803,610
OHIO 0.3%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	1,310,000	1,470,816
Total Municipal Bonds (Cost: $7,908,447)			10,007,503

Preferred Debt 0.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 0.3%
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	33,225	960,535

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(a) 12/31/49	5.350%	15,000	394,350
U.S. Bancorp(a) 12/31/49	6.500%	24,750	731,610
Total			2,086,495
PROPERTY & CASUALTY 0.1%
Allstate Corp. (The)(a) 01/15/53	5.100%	13,575	353,629
Total Preferred Debt (Cost: $2,198,326)			2,440,124

Common Stocks —%

Issuer	Shares	Value ($)
CONSUMER STAPLES —%
Beverages —%
Crimson Wine Group Ltd.(j)	3	25
Total Consumer Staples		25

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%
Leucadia National Corp.	39	651
Total Financials		651
Total Common Stocks (Cost: $—)		676

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(k)(l)	868,546	868,546
Total Money Market Funds (Cost: $868,546)		868,546
Total Investments (Cost: $608,467,271)		623,727,530
Other Assets & Liabilities, Net		(72,293,792)
Net Assets		551,433,738

At April 30, 2016, securities and cash totaling $701,218 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	10	USD	1,300,625	06/2016	—	(175)
U.S. Treasury 10-Year Note	56	USD	7,283,500	06/2016	—	(10,592)
U.S. Treasury 2-Year Note	142	USD	31,044,750	06/2016	—	(1,332)
U.S. Treasury 2-Year Note	100	USD	21,862,500	06/2016	—	(2,415)
U.S. Treasury 5-Year Note	60	USD	7,254,844	06/2016	20,423	—
U.S. Treasury 5-Year Note	272	USD	32,888,625	06/2016	—	(5,031)
Total			101,634,844		20,423	(19,545)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(54)	USD	(8,818,875)	06/2016	134,198	—
U.S. Long Bond	(5)	USD	(816,562)	06/2016	—	(479)
U.S. Treasury Ultra 10-Year Note	(59)	USD	(8,293,188)	06/2016	77,029	—
U.S. Treasury Ultra 10-Year Note	(26)	USD	(3,654,625)	06/2016	—	(12,950)
U.S. Ultra Bond	(60)	USD	(10,280,625)	06/2016	273,630	—
Total			(31,863,875)		484,857	(13,429)

Credit Default Swap Contracts Outstanding at April 30, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount ($)	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	McDonald's Corp.	12/20/2020	1.000	USD	1,670,000	(51,744)	—	(41,017)	(1,855)	—	(12,582)
Goldman Sachs International	Barclays Bank, PLC	12/20/2020	1.000	USD	675,000	2,784	—	(12,576)	(751)	14,609	—
Goldman Sachs International	Citigroup, Inc.	06/20/2021	1.000	USD	1,375,000	(2,382)	2,665	—	(1,528)	—	(6,575)
Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	400,000	(480)	873	—	(444)	—	(1,797)
JPMorgan	Morgan Stanley	12/20/2020	1.000	USD	2,800,000	(3,357)	—	(7,355)	(3,111)	887	—
Morgan Stanley	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	805,000	(449)	3,860	—	(894)	—	(5,203)
Total							7,398	(60,948)		15,496	(26,157)

Cleared Credit Default Swap Contracts Outstanding at April 30, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 26	06/20/2021	1.000	USD	26,500,000	—	(40,275)

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $101,900,508 or 18.48% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments (continued)

(d)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(e)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(f)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at April 30, 2016 was $2,594, which represents less than 0.01% of net assets. Information concerning such security holdings at April 30, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	10/22/2010 - 10/12/2011	2,938

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2016, the value of these securities amounted to $2,594, which represents less than 0.01% of net assets.

(h)  Zero coupon bond.

(i)  Principal and interest may not be guaranteed by the government.

(j)  Non-income producing investment.

(k)  The rate shown is the seven-day current annualized yield at April 30, 2016.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,697,752	175,716,779	(176,545,985)	868,546	6,971	868,546

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	176,457,279	—	176,457,279
Residential Mortgage-Backed Securities — Agency	—	150,060,065	6,845,889	156,905,954
Residential Mortgage-Backed Securities — Non-Agency	—	11,358,511	2,594	11,361,105
Commercial Mortgage-Backed Securities — Non-Agency	—	49,540,640	—	49,540,640
Asset-Backed Securities — Agency	—	6,003,775	—	6,003,775
Asset-Backed Securities — Non-Agency	—	74,254,574	1,748,867	76,003,441
U.S. Treasury Obligations	96,151,321	24,241,195	—	120,392,516
U.S. Government & Agency Obligations	—	4,720,176	—	4,720,176
Foreign Government Obligations	—	9,025,795	—	9,025,795
Municipal Bonds	—	10,007,503	—	10,007,503
Preferred Debt	2,440,124	—	—	2,440,124
Common Stocks
Consumer Staples	25	—	—	25
Financials	651	—	—	651
Total Common Stocks	676	—	—	676
Investment measured at net asset value
Money Market Funds	—	—	—	868,546
Total Investments	98,592,121	515,669,513	8,597,350	623,727,530
Derivatives
Assets
Futures Contracts	505,280	—	—	505,280
Swap Contracts	—	15,496	—	15,496
Liabilities
Futures Contracts	(32,974)	—	—	(32,974)
Swap Contracts	—	(66,432)	—	(66,432)
Total	99,064,427	515,618,577	8,597,350	624,148,900

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of April 30, 2015	—	2,953	—	2,953

Increase (decrease) in accrued discounts/premiums	—	291	—	291
Change in unrealized appreciation (depreciation)(a)	15,944	(57)	(1,072)	14,815
Sales	—	(593)	—	(593)
Purchases	6,829,945	—	1,749,939	8,579,884

Balance as of April 30, 2016	6,845,889	2,594	1,748,867	8,597,350

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2016 was $14,815, which is comprised of Residential Mortgage-Backed Securities — Agency of $15,944, Residential Mortgage-Backed Securities — Non-Agency of $(57) and Asset-Backed Securities — Non-Agency of $(1,072).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $607,598,725)	$622,858,984
Affiliated issuers (identified cost $868,546)	868,546
Total investments (identified cost $608,467,271)	623,727,530
Cash	613
Margin deposits	250,499
Unrealized appreciation on swap contracts	15,496
Premiums paid on outstanding swap contracts	7,398
Receivable for:
Investments sold	3,988,866
Investments sold on a delayed delivery basis	23,205,648
Capital shares sold	838,967
Dividends	13,775
Interest	2,989,450
Foreign tax reclaims	4,408
Variation margin	63,986
Expense reimbursement due from Investment Manager	2,226
Prepaid expenses	1,187
Trustees' deferred compensation plan	137,595
Other assets	2,429
Total assets	655,250,073
Liabilities
Unrealized depreciation on swap contracts	26,157
Premiums received on outstanding swap contracts	60,948
Payable for:
Investments purchased	2,736,530
Investments purchased on a delayed delivery basis	98,860,483
Capital shares purchased	703,325
Dividend distributions to shareholders	972,427
Variation margin	117,607
Investment management fees	7,516
Distribution and/or service fees	749
Transfer agent fees	79,428
Compensation of board members	51,163
Chief compliance officer expenses	25
Other expenses	62,382
Trustees' deferred compensation plan	137,595
Total liabilities	103,816,335
Net assets applicable to outstanding capital stock	$551,433,738
Represented by
Paid-in capital	$534,412,437
Undistributed net investment income	270,279
Accumulated net realized gain	1,079,189
Unrealized appreciation (depreciation) on:
Investments	15,260,259
Futures contracts	472,306
Swap contracts	(60,732)
Total — representing net assets applicable to outstanding capital stock	$551,433,738

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$55,058,098
Shares outstanding	6,313,074
Net asset value per share	$8.72
Maximum offering price per share(a)	$9.15
Class B
Net assets	$366,386
Shares outstanding	42,006
Net asset value per share	$8.72
Class C
Net assets	$10,869,839
Shares outstanding	1,247,601
Net asset value per share	$8.71
Class I
Net assets	$9,937
Shares outstanding	1,136
Net asset value per share(b)	$8.74
Class R
Net assets	$1,749,669
Shares outstanding	200,584
Net asset value per share	$8.72
Class R4
Net assets	$390,101
Shares outstanding	44,749
Net asset value per share	$8.72
Class R5
Net assets	$52,460
Shares outstanding	6,031
Net asset value per share	$8.70
Class T
Net assets	$10,887,338
Shares outstanding	1,250,170
Net asset value per share	$8.71
Maximum offering price per share(a)	$9.14
Class W
Net assets	$9,936
Shares outstanding	1,138
Net asset value per share	$8.73
Class Y
Net assets	$31,981,197
Shares outstanding	3,661,038
Net asset value per share	$8.74
Class Z
Net assets	$440,058,777
Shares outstanding	50,456,187
Net asset value per share	$8.72

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$129,405
Dividends — affiliated issuers	6,971
Interest	15,370,506
Total income	15,506,882
Expenses:
Investment management fees	2,883,993
Distribution and/or service fees
Class A	128,581
Class B	4,870
Class C	96,241
Class R	10,332
Class T	16,765
Class W	25
Transfer agent fees
Class A	110,382
Class B	1,049
Class C	20,645
Class R	4,441
Class R4	602
Class R5	137
Class T	24,024
Class W	22
Class Z	1,018,150
Compensation of board members	25,693
Custodian fees	39,200
Printing and postage fees	44,147
Registration fees	130,627
Audit fees	34,451
Legal fees	18,305
Chief compliance officer expenses	276
Other	22,841
Total expenses	4,635,799
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(908,180)
Expense reductions	(1,524)
Total net expenses	3,726,095
Net investment income	11,780,787
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	10,102,958
Futures contracts	(1,923,839)
Swap contracts	328,048
Net realized gain	8,507,167
Net change in unrealized appreciation (depreciation) on:
Investments	(5,863,272)
Futures contracts	284,989
Swap contracts	72,031
Net change in unrealized depreciation	(5,506,252)
Net realized and unrealized gain	3,000,915
Net increase in net assets resulting from operations	$14,781,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$11,780,787	$14,858,709
Net realized gain	8,507,167	12,182,987
Net change in unrealized appreciation (depreciation)	(5,506,252)	805,846
Net increase in net assets resulting from operations	14,781,702	27,847,542
Distributions to shareholders
Net investment income
Class A	(1,243,824)	(1,026,908)
Class B	(7,906)	(7,672)
Class C	(159,772)	(104,609)
Class I	(279)	(217)
Class R	(43,680)	(31,363)
Class R4	(8,271)	(598)
Class R5	(7,526)	(9,477)
Class T	(280,022)	(222,195)
Class W	(239)	(175)
Class Y	(833,619)	(560,997)
Class Z	(12,419,108)	(11,980,487)
Net realized gains
Class A	(1,218,092)	(786,677)
Class B	(11,229)	(9,020)
Class C	(225,803)	(126,672)
Class I	(239)	(129)
Class R	(58,479)	(25,503)
Class R4	(7,353)	(1,228)
Class R5	(7,137)	(5,263)
Class T	(264,458)	(154,770)
Class W	(240)	(129)
Class Y	(728,043)	(335,030)
Class Z	(11,277,451)	(7,627,351)
Total distributions to shareholders	(28,802,770)	(23,016,470)
Decrease in net assets from capital stock activity	(89,172,343)	(123,369,333)
Total decrease in net assets	(103,193,411)	(118,538,261)
Net assets at beginning of year	654,627,149	773,165,410
Net assets at end of year	$551,433,738	$654,627,149
Undistributed net investment income	$270,279	$3,495,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,447,754	12,530,595	1,222,972	10,909,892
Distributions reinvested	202,673	1,738,276	148,530	1,321,198
Redemptions	(1,201,283)	(10,438,856)	(2,412,165)	(21,539,639)
Net increase (decrease)	449,144	3,830,015	(1,040,663)	(9,308,549)
Class B shares
Subscriptions	4,391	37,833	12,446	111,576
Distributions reinvested	1,460	12,501	1,247	11,078
Redemptions(a)	(37,264)	(324,094)	(57,327)	(512,088)
Net decrease	(31,413)	(273,760)	(43,634)	(389,434)
Class C shares
Subscriptions	497,828	4,298,550	171,635	1,533,344
Distributions reinvested	35,021	299,573	21,554	191,292
Redemptions	(341,850)	(2,955,428)	(370,321)	(3,302,682)
Net increase (decrease)	190,999	1,642,695	(177,132)	(1,578,046)
Class R shares
Subscriptions	107,472	930,825	47,852	426,436
Distributions reinvested	10,812	92,696	6,306	56,095
Redemptions	(143,113)	(1,223,237)	(110,748)	(989,776)
Net decrease	(24,829)	(199,716)	(56,590)	(507,245)
Class R4 shares
Subscriptions	48,949	424,066	7,609	68,098
Distributions reinvested	1,766	15,113	169	1,494
Redemptions	(8,882)	(76,926)	(8,052)	(71,285)
Net increase (decrease)	41,833	362,253	(274)	(1,693)
Class R5 shares
Subscriptions	598	5,151	7,985	71,157
Distributions reinvested	1,651	14,147	1,616	14,358
Redemptions	(42,677)	(365,310)	(16,450)	(146,558)
Net decrease	(40,428)	(346,012)	(6,849)	(61,043)
Class T shares
Subscriptions	13,848	118,683	15,233	135,554
Distributions reinvested	45,396	388,980	29,764	264,454
Redemptions	(144,583)	(1,257,650)	(105,798)	(943,230)
Net decrease	(85,339)	(749,987)	(60,801)	(543,222)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	793,703	6,891,515	378,792	3,405,678
Redemptions	(175,234)	(1,500,000)	(170,960)	(1,524,008)
Net increase	618,469	5,391,515	207,832	1,881,670
Class Z shares
Subscriptions	3,470,017	30,004,058	3,334,124	29,752,201
Distributions reinvested	408,493	3,507,215	339,625	3,022,774
Redemptions	(15,227,643)	(132,340,619)	(16,325,533)	(145,636,746)
Net decrease	(11,349,133)	(98,829,346)	(12,651,784)	(112,861,771)
Total net decrease	(10,230,697)	(89,172,343)	(13,829,895)	(123,369,333)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.24
Income from investment operations:
Net investment income	0.16		0.17		0.16		0.23		0.02		0.29
Net realized and unrealized gain (loss)	0.07		0.15		(0.30)		0.17		0.08		0.38
Total from investment operations	0.23		0.32		(0.14)		0.40		0.10		0.67
Less distributions to shareholders:
Net investment income	(0.21)		(0.16)		(0.17)		(0.23)		(0.02)		(0.29)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.12)
Total distributions to shareholders	(0.42)		(0.27)		(0.46)		(0.52)		(0.02)		(0.41)
Net asset value, end of period	$8.72		$8.91		$8.86		$9.46		$9.58		$9.50
Total return	2.74%		3.63%		(1.42%)		4.21%		1.08%		7.35%
Ratios to average net assets(b)
Total gross expenses	1.02%		1.01%		0.98%		0.98%		1.01	%(c)	0.99	%(d)
Total net expenses(e)	0.86	%(f)	0.90	%(f)	0.96	%(f)	0.90	%(f)	0.80	%(c)	0.80	%(d)(f)
Net investment income	1.83%		1.85%		1.83%		2.43%		2.94	%(c)	3.07%
Supplemental data
Net assets, end of period (in thousands)	$55,058		$52,256		$61,159		$82,739		$82,929		$82,041
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.24
Income from investment operations:
Net investment income	0.09		0.10		0.10		0.16		0.02		0.22
Net realized and unrealized gain (loss)	0.07		0.15		(0.31)		0.17		0.08		0.38
Total from investment operations	0.16		0.25		(0.21)		0.33		0.10		0.60
Less distributions to shareholders:
Net investment income	(0.14)		(0.09)		(0.10)		(0.16)		(0.02)		(0.22)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.12)
Total distributions to shareholders	(0.35)		(0.20)		(0.39)		(0.45)		(0.02)		(0.34)
Net asset value, end of period	$8.72		$8.91		$8.86		$9.46		$9.58		$9.50
Total return	1.98%		2.85%		(2.15%)		3.43%		1.02%		6.55%
Ratios to average net assets(b)
Total gross expenses	1.77%		1.76%		1.73%		1.73%		1.76	%(c)	1.74	%(d)
Total net expenses(e)	1.61	%(f)	1.65	%(f)	1.71	%(f)	1.65	%(f)	1.55	%(c)	1.55	%(d)(f)
Net investment income	1.08%		1.09%		1.07%		1.70%		2.18	%(c)	2.35%
Supplemental data
Net assets, end of period (in thousands)	$366		$654		$1,037		$2,110		$2,872		$2,969
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.90		$8.85		$9.45		$9.57		$9.49		$9.24
Income from investment operations:
Net investment income	0.09		0.10		0.11		0.17		0.02		0.23
Net realized and unrealized gain (loss)	0.07		0.16		(0.31)		0.17		0.08		0.38
Total from investment operations	0.16		0.26		(0.20)		0.34		0.10		0.61
Less distributions to shareholders:
Net investment income	(0.14)		(0.10)		(0.11)		(0.17)		(0.02)		(0.24)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.12)
Total distributions to shareholders	(0.35)		(0.21)		(0.40)		(0.46)		(0.02)		(0.36)
Net asset value, end of period	$8.71		$8.90		$8.85		$9.45		$9.57		$9.49
Total return	1.98%		2.91%		(2.01%)		3.59%		1.03%		6.72%
Ratios to average net assets(b)
Total gross expenses	1.77%		1.76%		1.73%		1.73%		1.75	%(c)	1.74	%(d)
Total net expenses(e)	1.61	%(f)	1.60	%(f)	1.56	%(f)	1.50	%(f)	1.40	%(c)	1.40	%(d)(f)
Net investment income	1.08%		1.15%		1.23%		1.83%		2.35	%(c)	2.46%
Supplemental data
Net assets, end of period (in thousands)	$10,870		$9,406		$10,917		$15,812		$17,129		$16,872
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class I	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$8.93	$8.88	$9.48	$9.59	$9.50		$9.25
Income from investment operations:
Net investment income	0.19	0.20	0.21	0.30	0.03		0.33
Net realized and unrealized gain (loss)	0.08	0.16	(0.31)	0.14	0.09		0.36
Total from investment operations	0.27	0.36	(0.10)	0.44	0.12		0.69
Less distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.21)	(0.26)	(0.03)		(0.32)
Net realized gains	(0.21)	(0.11)	(0.29)	(0.29)	—		(0.12)
Total distributions to shareholders	(0.46)	(0.31)	(0.50)	(0.55)	(0.03)		(0.44)
Net asset value, end of period	$8.74	$8.93	$8.88	$9.48	$9.59		$9.50
Total return	3.16%	4.05%	(0.98%)	4.71%	1.21%		7.55%
Ratios to average net assets(b)
Total gross expenses	0.55%	0.54%	0.49%	0.52%	0.56	%(c)	0.51	%(d)
Total net expenses(e)	0.45%	0.48%	0.49%	0.51%	0.51	%(c)	0.51	%(d)(f)
Net investment income	2.24%	2.27%	2.33%	2.99%	3.22	%(c)	3.51%
Supplemental data
Net assets, end of period (in thousands)	$10	$10	$10	$2	$15,545		$15,931
Portfolio turnover	428%	350%	360%	221%	10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2012(b)
Per share data
Net asset value, beginning of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.51
Income from investment operations:
Net investment income	0.14		0.14		0.14		0.21		0.02		0.09
Net realized and unrealized gain (loss)	0.07		0.16		(0.31)		0.16		0.08		0.07
Total from investment operations	0.21		0.30		(0.17)		0.37		0.10		0.16
Less distributions to shareholders:
Net investment income	(0.19)		(0.14)		(0.14)		(0.20)		(0.02)		(0.09)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.08)
Total distributions to shareholders	(0.40)		(0.25)		(0.43)		(0.49)		(0.02)		(0.17)
Net asset value, end of period	$8.72		$8.91		$8.86		$9.46		$9.58		$9.50
Total return	2.49%		3.37%		(1.66%)		3.95%		1.06%		1.75%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.26%		1.23%		1.23%		1.26	%(d)	1.40	%(d)(e)
Total net expenses(f)	1.11	%(g)	1.15	%(g)	1.21	%(g)	1.15	%(g)	1.05	%(d)	1.03	%(d)(e)
Net investment income	1.57%		1.59%		1.59%		2.16%		2.69	%(d)	2.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,750		$2,009		$2,498		$2,558		$2,553		$2,506
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.91		$8.85		$9.45		$9.73
Income from investment operations:
Net investment income	0.18		0.19		0.18		0.10
Net realized and unrealized gain (loss)	0.07		0.16		(0.30)		(0.07	)(b)
Total from investment operations	0.25		0.35		(0.12)		0.03
Less distributions to shareholders:
Net investment income	(0.23)		(0.18)		(0.19)		(0.10)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.21)
Total distributions to shareholders	(0.44)		(0.29)		(0.48)		(0.31)
Net asset value, end of period	$8.72		$8.91		$8.85		$9.45
Total return	3.01%		4.00%		(1.18%)		0.36%
Ratios to average net assets(c)
Total gross expenses	0.77%		0.76%		0.74%		0.69	%(d)
Total net expenses(e)	0.61	%(f)	0.64	%(f)	0.70	%(f)	0.69	%(d)
Net investment income	2.07%		2.12%		1.99%		2.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$390		$26		$28		$55
Portfolio turnover	428%		350%		360%		221%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.89	$8.84	$9.45	$9.73
Income from investment operations:
Net investment income	0.19	0.20	0.19	0.11
Net realized and unrealized gain (loss)	0.07	0.15	(0.31)	(0.07	)(b)
Total from investment operations	0.26	0.35	(0.12)	0.04
Less distributions to shareholders:
Net investment income	(0.24)	(0.19)	(0.20)	(0.11)
Net realized gains	(0.21)	(0.11)	(0.29)	(0.21)
Total distributions to shareholders	(0.45)	(0.30)	(0.49)	(0.32)
Net asset value, end of period	$8.70	$8.89	$8.84	$9.45
Total return	3.11%	4.04%	(1.10%)	0.42%
Ratios to average net assets(c)
Total gross expenses	0.60%	0.56%	0.57%	0.55	%(d)
Total net expenses(e)	0.50%	0.50%	0.57%	0.55	%(d)
Net investment income	2.14%	2.25%	2.09%	2.71	%(d)
Supplemental data
Net assets, end of period (in thousands)	$52	$413	$471	$33,221
Portfolio turnover	428%	350%	360%	221%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class T	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.90		$8.85		$9.45		$9.57		$9.48		$9.23
Income from investment operations:
Net investment income	0.17		0.17		0.17		0.24		0.02		0.30
Net realized and unrealized gain (loss)	0.07		0.16		(0.30)		0.17		0.09		0.37
Total from investment operations	0.24		0.33		(0.13)		0.41		0.11		0.67
Less distributions to shareholders:
Net investment income	(0.22)		(0.17)		(0.18)		(0.24)		(0.02)		(0.30)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.12)
Total distributions to shareholders	(0.43)		(0.28)		(0.47)		(0.53)		(0.02)		(0.42)
Net asset value, end of period	$8.71		$8.90		$8.85		$9.45		$9.57		$9.48
Total return	2.85%		3.73%		(1.32%)		4.32%		1.20%		7.36%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.91%		0.88%		0.88%		0.91	%(c)	0.89	%(d)
Total net expenses(e)	0.76	%(f)	0.80	%(f)	0.86	%(f)	0.80	%(f)	0.70	%(c)	0.70	%(d)(f)
Net investment income	1.93%		1.95%		1.94%		2.53%		3.04	%(c)	3.17%
Supplemental data
Net assets, end of period (in thousands)	$10,887		$11,885		$12,351		$14,412		$15,630		$15,577
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
36

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class W	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.92		$8.87		$9.47		$9.58		$9.50		$9.24
Income from investment operations:
Net investment income	0.16		0.17		0.17		0.24		0.02		0.29
Net realized and unrealized gain (loss)	0.07		0.15		(0.31)		0.17		0.08		0.38
Total from investment operations	0.23		0.32		(0.14)		0.41		0.10		0.67
Less distributions to shareholders:
Net investment income	(0.21)		(0.16)		(0.17)		(0.23)		(0.02)		(0.29)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.12)
Total distributions to shareholders	(0.42)		(0.27)		(0.46)		(0.52)		(0.02)		(0.41)
Net asset value, end of period	$8.73		$8.92		$8.87		$9.47		$9.58		$9.50
Total return	2.74%		3.62%		(1.40%)		4.32%		1.09%		7.38%
Ratios to average net assets(b)
Total gross expenses	1.03%		1.00%		0.90%		0.90%		0.90	%(c)	0.95	%(d)
Total net expenses(e)	0.86	%(f)	0.90	%(f)	0.90	%(f)	0.88	%(f)	0.75	%(c)	0.79	%(d)
Net investment income	1.83%		1.85%		1.92%		2.46%		3.04	%(c)	3.08%
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$10		$2		$3		$2
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
37

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class Y	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$8.92	$8.87	$9.47	$9.59	$9.51		$9.25
Income from investment operations:
Net investment income	0.19	0.20	0.20	0.27	0.03		0.32
Net realized and unrealized gain (loss)	0.09	0.15	(0.30)	0.16	0.08		0.38
Total from investment operations	0.28	0.35	(0.10)	0.43	0.11		0.70
Less distributions to shareholders:
Net investment income	(0.25)	(0.19)	(0.21)	(0.26)	(0.03)		(0.32)
Net realized gains	(0.21)	(0.11)	(0.29)	(0.29)	—		(0.12)
Total distributions to shareholders	(0.46)	(0.30)	(0.50)	(0.55)	(0.03)		(0.44)
Net asset value, end of period	$8.74	$8.92	$8.87	$9.47	$9.59		$9.51
Total return	3.28%	4.05%	(0.99%)	4.60%	1.11%		7.66%
Ratios to average net assets(b)
Total gross expenses	0.56%	0.54%	0.53%	0.53%	0.56	%(c)	0.53	%(d)
Total net expenses(e)	0.45%	0.48%	0.53%	0.52%	0.51	%(c)	0.51	%(d)
Net investment income	2.24%	2.27%	2.27%	2.80%	3.23	%(c)	3.38%
Supplemental data
Net assets, end of period (in thousands)	$31,981	$27,155	$25,147	$24,368	$22,718		$22,474
Portfolio turnover	428%	350%	360%	221%	10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
38

COLUMBIA BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.91		$8.86		$9.46		$9.58		$9.50		$9.24
Income from investment operations:
Net investment income	0.18		0.19		0.19		0.26		0.03		0.31
Net realized and unrealized gain (loss)	0.07		0.15		(0.31)		0.16		0.07		0.38
Total from investment operations	0.25		0.34		(0.12)		0.42		0.10		0.69
Less distributions to shareholders:
Net investment income	(0.23)		(0.18)		(0.19)		(0.25)		(0.02)		(0.31)
Net realized gains	(0.21)		(0.11)		(0.29)		(0.29)		—		(0.12)
Total distributions to shareholders	(0.44)		(0.29)		(0.48)		(0.54)		(0.02)		(0.43)
Net asset value, end of period	$8.72		$8.91		$8.86		$9.46		$9.58		$9.50
Total return	3.00%		3.88%		(1.17%)		4.47%		1.10%		7.63%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.75%		0.73%		0.73%		0.75	%(c)	0.73	%(d)
Total net expenses(e)	0.61	%(f)	0.65	%(f)	0.71	%(f)	0.65	%(f)	0.55	%(c)	0.55	%(d)(f)
Net investment income	2.08%		2.10%		2.07%		2.69%		3.14	%(c)	3.33%
Supplemental data
Net assets, end of period (in thousands)	$440,059		$550,803		$659,538		$1,077,125		$1,599,267		$1,733,175
Portfolio turnover	428%		350%		360%		221%		10%		136%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
39

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets

Annual Report 2016
40

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the

Annual Report 2016
41

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Annual Report 2016
42

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Annual Report 2016
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COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to hedge interest rate risk in portfolio positions. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	15,496
Credit risk	Premiums paid on outstanding swap contracts	7,398
Interest rate risk	Net assets — unrealized appreciation on futures contracts	505,280	*
Total		528,174

Annual Report 2016
44

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	66,432	*
Credit risk	Premiums received on outstanding swap contracts	60,948
Interest rate risk	Net assets — unrealized depreciation on futures contracts	32,974	*
Total		160,354

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	214,416	214,416
Interest rate risk	(1,923,839)	113,632	(1,810,207)
Total	(1,923,839)	328,048	(1,595,791)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	57,795	57,795
Interest rate risk	284,989	14,236	299,225
Total	284,989	72,031	357,020

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	67,800,516
Futures contracts — Short	31,448,914
Credit default swap contracts — buy protection	40,300,000
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swap contracts	10,667	(5,502)

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the

Annual Report 2016
45

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2016:

	Citi ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	11,221	11,221
OTC credit default swap contracts(c)	—	2,033	—	—	—	2,033
Total Assets	—	2,033	—	—	11,221	13,254
Liabilities
OTC credit default swap contracts(c)	53,599	4,834	6,468	1,343	—	66,244
Total Financial and Derivative Net Assets	(53,599)	(2,801)	(6,468)	(1,343)	11,221	(52,990)
Total collateral received (pledged)(d)	—	—	—	—	—	—
Net Amount(e)	(53,599)	(2,801)	(6,468)	(1,343)	11,221	(52,990)

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.

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COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2016
47

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.50% to 0.34% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.50% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $890,053, and the administrative services fee paid to the Investment Manager was $142,968.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended April 30 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $974,825 and $4,781,353, respectively. The sale transactions resulted in a net realized gain of $303,746.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

Annual Report 2016
48

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.21
Class R	0.22
Class R4	0.21
Class R5	0.05
Class T	0.22
Class W	0.23
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,524.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the

Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended April 30, 2016 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $65,564 for Class A, $163 for Class B, $1,425 for Class C and $399 for Class T shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

Annual Report 2016
49

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2015 through August 31, 2016	Prior to September 1, 2015
Class A	0.86%	0.93%
Class B	1.61	1.68
Class C	1.61	1.68
Class I	0.45	0.52
Class R	1.11	1.18
Class R4	0.61	0.68
Class R5	0.50	0.57
Class T	0.76	0.83
Class W	0.86	0.93
Class Y	0.45	0.52
Class Z	0.61	0.68

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to September 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.45% for Class I, 1.11% for Class R, 0.61% for Class R4, 0.50% for Class R5, 0.76% for Class T, 0.86% for Class W, 0.45% for Class Y and 0.61% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, post-October capital losses, derivative investments, tax straddles and certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,883)
Accumulated net realized gain	(787)
Paid-in capital	2,670

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$20,174,314	$16,966,230
Long-term capital gains	8,628,456	6,050,240
Total	$28,802,770	$23,016,470

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,818,381
Net unrealized appreciation	14,900,945

Annual Report 2016
50

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

At April 30, 2016, the cost of investments for federal income tax purposes was $608,826,585 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,908,371
Unrealized depreciation	(2,007,426)
Net unrealized appreciation	$14,900,945

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2016, the Fund will elect to treat post-October capital losses of $250,677 as arising on May 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,792,774,181 and $2,914,317,019, respectively, for the year ended April 30, 2016, of which $2,259,218,751 and $2,240,921,242, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 76.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present

Annual Report 2016
51

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration

Annual Report 2016
52

COLUMBIA BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
53

COLUMBIA BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
54

COLUMBIA BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Capital Gain Dividend	$6,466,377

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
55

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2016
56

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
57

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2016
58

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
59

COLUMBIA BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
60

COLUMBIA BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
61

Columbia Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN121_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA TOTAL RETURN BOND FUND

(formerly Columbia Intermediate Bond Fund)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

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Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

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Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

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Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	43
Statement of Operations	46
Statement of Changes in Net Assets	47
Financial Highlights	50
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	78
Federal Income Tax Information	79
Trustees and Officers	80
Important Information About This Report	85

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Total Return Bond Fund (the Fund) Class A shares returned 2.58% excluding sales charges for the 12-month period that ended April 30, 2016.

■  During the same 12-month period, the Fund slightly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.72%.

■  The Fund's performance was helped by security selection within investment-grade credits, while a modest allocation to high-yield issues detracted.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		2.58	3.47	4.83
Including sales charges		-0.54	2.85	4.51
Class B	02/01/02
Excluding sales charges		1.70	2.68	4.04
Including sales charges		-1.28	2.68	4.04
Class C	02/01/02
Excluding sales charges		1.81	2.82	4.19
Including sales charges		0.82	2.82	4.19
Class I*	09/27/10	2.96	3.86	5.17
Class K*	02/28/13	2.54	3.54	4.88
Class R	01/23/06	2.21	3.22	4.57
Class R4*	11/08/12	2.72	3.71	5.08
Class R5*	11/08/12	2.80	3.76	5.11
Class W*	09/27/10	2.58	3.49	4.87
Class Y*	11/08/12	2.85	3.81	5.13
Class Z	12/05/78	2.72	3.73	5.09
Barclays U.S. Aggregate Bond Index		2.72	3.60	4.95

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Effective February 19, 2016, the Fund's name was changed from Columbia Intermediate Bond Fund to Columbia Total Return Bond Fund.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 2.58% excluding sales charges. The Fund slightly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.72% for the same period. The most significant contributor to the Fund's relative performance was security selection within investment-grade credits, while a modest allocation to high-yield issues detracted.

China Concerns, Oil Declines Impacted Markets

For much of the 12-month period ended April 30, 2016, prices softened for corporate bonds as markets prepared for the U.S. Federal Reserve (the Fed) to end its zero interest rate policy. As the period progressed, credit-oriented assets reacted negatively to slowing China growth, weak demand for oil and other commodities and fears of a domestic recession. Following a brief period of relative stability, December 2015 saw oil prices resume their decline. The beginning of 2016 saw a sharp decline in global credit sentiment as plummeting Chinese stocks triggered trading halts in that market and the price of oil fell to below $30 a barrel. Risk-based assets would remain under pressure through the early part of February 2016. Credit sectors rebounded strongly over the last several weeks of the period, as the Fed signaled that it was prepared to push back the timetable for further rate hikes and central banks overseas engaged in unprecedented measures designed to stimulate growth. A meaningful recovery in oil prices from their January 2016 lows also helped to boost sentiment.

The U.S. Treasury yield curve flattened over the 12-month period ended April 30, 2016, as rates rose modestly on shorter maturities while experiencing declines farther out along the curve. Credit spreads (the incremental yield provided by corporate bonds versus Treasuries) widened for the full period despite their recovery over the last several weeks.

Contributors and Detractors

The Fund's positioning over the period revolved around managing the volatility in interest rates and credit spreads. Performance benefited from being defensively positioned overall entering the period as markets reacted to the prospect of less accommodative Fed policy. Security selection was a positive contributor to performance for the 12 months, particularly within investment-grade credit. Within energy, a tilt toward pipeline-oriented issuers helped to provide a measure of insulation from volatility in crude oil prices. We have had overweight exposure to financials for some time in view of the tighter regulation and higher capital standards being applied to the industry, and this positioning detracted modestly from relative performance as the outlook for prolonged low interest rates was viewed as a negative for banks. The Fund's exposure to high-yield corporates detracted from relative performance for the full period.

Portfolio Management

Carl Pappo, CFA

Brian Lavin, CFA

Jason Callan*

*Effective January 19, 2016, Mr. Callan was named a Portfolio Manager of the Fund. Michael Zazzarino no longer serves as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at April 30, 2016)
Asset-Backed Securities — Agency	1.0
Asset-Backed Securities — Non-Agency	14.3
Commercial Mortgage-Backed Securities — Non-Agency	5.7
Common Stocks	0.0	(a)
Corporate Bonds & Notes	44.5
Foreign Government Obligations	1.0
Money Market Funds	0.1
Municipal Bonds	1.2
Options Purchased Puts	0.0	(a)
Preferred Debt	1.2
Residential Mortgage-Backed Securities — Agency	19.7
Residential Mortgage-Backed Securities — Non-Agency	4.2
Senior Loans	0.1
U.S. Government & Agency Obligations	0.6
U.S. Treasury Obligations	6.4
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Quality Breakdown (%) (at April 30, 2016)
AAA rating	34.3
AA rating	3.5
A rating	10.1
BBB rating	23.6
BB rating	7.6
B rating	5.3
CCC rating	0.9
CC rating	0.2
C rating	0.0	(a)
D rating	0.0	(a)
Not rated	14.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Turning to structured asset categories, residential mortgage-backed securities (MBS) were underweighted in the portfolio throughout the period. Selection within agency MBS was a positive contributor to relative results, as the Fund shifted its exposure toward current pools that could be purchased at minimal premiums. Non-agency MBS were overweighted when viewed from the perspective of their contribution to the Fund's interest rate sensitivity, and this added to performance as prices in the segment were support by continued light supply. The Fund also had a focus on new issue commercial mortgage-backed securities (CMBS) based on their attractive valuations, funding purchases through the sale of higher quality government-related securities.

For much of the period, the Fund was positioned with a modestly shorter duration (and correspondingly lower sensitivity to interest rates) than the benchmark. Duration was shifted to overweight late in the period. For the full 12 months, the Fund's duration stance detracted slightly from performance relative to the benchmark as long-term interest rates declined. However, the negative impact was largely offset by the Fund's positioning along the Treasury yield curve, which took advantage of the curve's flattening over the period via modest rate increases for maturities three years and below that were accompanied by declining rates on longer maturities.

We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. On a standalone basis, various derivative positions detracted from performance. When viewed in the context of offsetting hedging positions or duration strategies, they performed as intended. The overall impact of derivatives on the portfolio was neutral to slightly positive.

Portfolio Changes

As investment-grade spreads reached relatively attractive levels in late 2015 and early 2016, the Fund increased its credit exposure by adding to both its high-yield and investment-grade corporate allocations. Within the investment-grade category, we increased exposure in early 2016 to the energy sector with a focus on issuers that had been oversold relative to their underlying fundamental credit profile.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.20	1,020.59	4.34	4.32	0.86
Class B	1,000.00	1,000.00	1,026.20	1,016.86	8.11	8.07	1.61
Class C	1,000.00	1,000.00	1,027.30	1,016.86	8.12	8.07	1.61
Class I	1,000.00	1,000.00	1,033.00	1,022.43	2.48	2.46	0.49
Class K	1,000.00	1,000.00	1,030.40	1,020.93	3.99	3.97	0.79
Class R	1,000.00	1,000.00	1,029.90	1,019.34	5.60	5.57	1.11
Class R4	1,000.00	1,000.00	1,031.30	1,021.83	3.08	3.07	0.61
Class R5	1,000.00	1,000.00	1,031.70	1,022.18	2.73	2.72	0.54
Class W	1,000.00	1,000.00	1,031.10	1,020.59	4.34	4.32	0.86
Class Y	1,000.00	1,000.00	1,031.90	1,022.43	2.48	2.46	0.49
Class Z	1,000.00	1,000.00	1,032.40	1,021.83	3.08	3.07	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 49.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.5%
Huntington Ingalls Industries, Inc.(a) 12/15/21	5.000%	940,000	985,242
11/15/25	5.000%	815,000	856,769
Lockheed Martin Corp. 01/15/23	3.100%	2,754,000	2,886,258
05/15/36	4.500%	4,112,000	4,563,436
05/15/46	4.700%	2,700,000	3,104,582
TransDigm, Inc. 07/15/22	6.000%	387,000	391,721
07/15/24	6.500%	1,154,000	1,162,655
05/15/25	6.500%	414,000	416,070
Total			14,366,733
AUTOMOTIVE 1.0%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	217,000	222,968
Ford Motor Co. 02/01/29	6.375%	2,340,000	2,782,066
General Motors Co. 04/01/35	5.000%	4,035,000	4,033,757
04/01/36	6.600%	4,387,000	5,133,360
04/01/45	5.200%	5,704,000	5,695,193
04/01/46	6.750%	8,685,000	10,480,832
Schaeffler Finance BV(a) 05/15/21	4.250%	300,000	308,250
05/15/21	4.750%	1,710,000	1,757,025
Schaeffler Holding Finance BV PIK(a) 11/15/19	6.250%	521,000	543,143
ZF North America Capital, Inc.(a) 04/29/25	4.750%	826,000	837,357
Total			31,793,951
BANKING 13.2%
Ally Financial, Inc. 05/19/22	4.625%	1,304,000	1,336,600
09/30/24	5.125%	3,621,000	3,792,998
Subordinated 11/20/25	5.750%	760,000	769,500
BNP Paribas SA Junior Subordinated(a)(b) 12/31/49	7.375%	11,478,000	11,334,525
Bank of America Corp. 01/11/23	3.300%	3,766,000	3,827,322
Subordinated 05/02/17	5.700%	7,605,000	7,907,618
01/22/25	4.000%	1,625,000	1,627,449

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp.(b) Junior Subordinated 12/31/49	6.100%	10,799,000	10,805,749
12/31/49	6.250%	1,575,000	1,580,906
Bank of New York Mellon Corp. (The) 05/15/19	5.450%	3,325,000	3,707,435
Bank of New York Mellon Corp. (The)(b) Junior Subordinated 12/29/49	4.500%	11,001,000	10,340,940
Barclays Bank PLC Subordinated 09/11/24	4.375%	2,295,000	2,233,154
Barclays Bank PLC(b) Junior Subordinated 12/31/49	6.625%	14,865,000	13,601,475
Barclays PLC 01/12/26	4.375%	3,355,000	3,390,731
Citigroup, Inc. Subordinated 08/25/36	6.125%	1,855,000	2,140,160
Citigroup, Inc.(b) 08/14/17	1.108%	13,820,000	13,766,517
Cooperatieve Rabobank UA Junior Subordinated(a)(b) 12/31/49	11.000%	5,164,000	6,293,625
Discover Financial Services 04/27/22	5.200%	7,947,000	8,595,873
11/21/22	3.850%	4,850,000	4,911,265
Fifth Third Bancorp Junior Subordinated(b) 12/31/49	5.100%	16,162,000	14,727,622
First Horizon National Corp. 12/15/20	3.500%	3,578,000	3,591,389
HBOS PLC Subordinated(a) 05/21/18	6.750%	8,382,000	9,074,420
HSBC Holdings PLC Junior Subordinated(b) 12/31/49	6.375%	9,695,000	9,367,794
JPMorgan Chase & Co.(b) Junior Subordinated 12/29/49	6.000%	10,954,000	11,201,560
12/31/49	6.100%	21,501,000	22,092,277
JPMorgan Chase Bank NA Subordinated(b) 06/13/16	0.962%	10,850,000	10,852,634
JPMorgan Chase Capital XXI Junior Subordinated(b) 02/02/37	1.587%	20,815,000	14,965,985

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeyCorp Capital I Junior Subordinated(b) 07/01/28	1.365%	9,842,000	7,775,180
Lloyds Bank PLC 05/14/18	1.750%	11,120,000	11,127,017
Lloyds Banking Group PLC(a) Subordinated 12/10/25	4.582%	24,033,000	24,137,815
Lloyds Banking Group PLC(b) Junior Subordinated 12/31/49	7.500%	29,662,000	29,409,873
M&T Bank Corp. Junior Subordinated 12/31/49	6.875%	9,101,000	9,118,064
Mellon Capital IV Junior Subordinated(b) 06/29/49	4.000%	1,035,000	797,726
PNC Bank NA 06/01/25	3.250%	3,395,000	3,525,164
Rabobank Capital Funding Trust III Junior Subordinated(a)(b) 12/31/49	5.254%	10,396,000	10,421,990
Royal Bank of Scotland Group PLC Subordinated 05/28/24	5.125%	602,000	589,248
Royal Bank of Scotland Group PLC(b) Junior Subordinated 12/31/49	8.000%	19,542,000	18,729,776
Santander Issuances SAU Subordinated 11/19/25	5.179%	11,035,000	10,964,939
Santander UK Group Holdings PLC(a) Subordinated 09/15/25	4.750%	14,734,000	14,390,374
09/15/45	5.625%	5,441,000	5,200,312
State Street Capital Trust IV Junior Subordinated(b) 06/15/37	1.634%	1,990,000	1,457,675
State Street Corp. Junior Subordinated 03/15/18	4.956%	9,929,000	10,405,671
Synchrony Financial 01/15/19	2.600%	4,895,000	4,930,459
Synovus Financial Corp. 02/15/19	7.875%	321,000	357,113
Synovus Financial Corp.(b) Subordinated 12/15/25	5.750%	11,255,000	11,423,825

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bancorp Subordinated 04/27/26	3.100%	6,480,000	6,520,215
Washington Mutual Bank Subordinated(c)(d)(e) 01/15/15	5.125%	27,379,000	41,069
Wells Fargo & Co. Junior Subordinated(b) 12/31/49	5.900%	28,960,000	29,647,800
Total			418,808,828
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp. 09/15/23	4.625%	2,502,000	2,532,524
National Financial Partners Corp.(a) 07/15/21	9.000%	93,000	92,535
Total			2,625,059
BUILDING MATERIALS 0.2%
Allegion PLC 09/15/23	5.875%	605,000	641,300
Allegion US Holding Co., Inc. 10/01/21	5.750%	182,000	190,190
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	1,591,000	1,646,685
12/15/23	5.750%	192,000	200,640
Beacon Roofing Supply, Inc. 10/01/23	6.375%	907,000	963,687
Gibraltar Industries, Inc. 02/01/21	6.250%	209,000	212,135
HD Supply, Inc. 07/15/20	7.500%	891,000	945,574
HD Supply, Inc.(a) 12/15/21	5.250%	1,332,000	1,398,600
04/15/24	5.750%	616,000	646,030
Masco Corp. 04/01/21	3.500%	168,000	170,520
Nortek, Inc. 04/15/21	8.500%	364,000	378,560
Ply Gem Industries, Inc. 02/01/22	6.500%	13,000	12,903
RSI Home Products, Inc.(a) 03/15/23	6.500%	214,000	222,560
Total			7,629,384

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 1.0%
Altice U.S. Finance I Corp.(a) 05/15/26	5.500%	1,258,000	1,270,580
Altice US Finance I Corp.(a) 07/15/23	5.375%	791,000	807,651
CCO Holdings LLC/Capital Corp. 01/31/22	6.625%	404,000	429,250
09/30/22	5.250%	143,000	147,648
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	545,000	555,900
04/01/24	5.875%	5,000	5,238
05/01/25	5.375%	1,586,000	1,623,667
05/01/26	5.500%	279,000	284,580
05/01/27	5.875%	1,325,000	1,358,125
CCO Safari II LLC(a) 10/23/45	6.484%	6,075,000	7,176,835
CCOH Safari LLC(a) 02/15/26	5.750%	189,000	195,143
CSC Holdings LLC 11/15/21	6.750%	223,000	229,690
Cequel Communications Holdings I LLC/Capital Corp.(a) 12/15/21	5.125%	1,824,000	1,719,120
DISH DBS Corp. 06/01/21	6.750%	2,134,000	2,198,468
11/15/24	5.875%	125,000	117,313
DigitalGlobe, Inc.(a) 02/01/21	5.250%	904,000	816,990
Intelsat Jackson Holdings SA 08/01/23	5.500%	885,000	559,209
Neptune Finco Corp.(a) 10/15/25	6.625%	1,836,000	1,980,585
10/15/25	10.875%	2,033,000	2,261,712
Sirius XM Radio, Inc.(a) 04/15/25	5.375%	789,000	804,780
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	1,132,000	1,151,810
Unitymedia Hessen GmbH & Co. KG NRW(a) 01/15/23	5.500%	1,877,000	1,945,041
Videotron Ltd. 07/15/22	5.000%	1,706,000	1,769,975
Virgin Media Finance PLC(a) 01/15/25	5.750%	2,285,000	2,302,137
Virgin Media Secured Finance PLC(a) 01/15/26	5.250%	810,000	812,333
08/15/26	5.500%	229,000	230,289
Total			32,754,069

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 0.4%
Angus Chemical Co.(a) 02/15/23	8.750%	803,000	764,857
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a) 05/01/21	7.375%	365,000	385,988
Celanese U.S. Holdings LLC 06/15/21	5.875%	1,804,000	1,943,810
Chemours Co. LLC (The)(a) 05/15/23	6.625%	1,048,000	917,000
05/15/25	7.000%	1,214,000	1,053,145
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	632,000	609,880
Huntsman International LLC 11/15/22	5.125%	303,000	304,515
INEOS Group Holdings SA(a) 02/15/19	5.875%	820,000	832,300
PQ Corp.(a) 11/01/18	8.750%	2,334,000	2,427,360
PQ Corp.(a)(f) 11/15/22	6.750%	744,000	768,180
Platform Specialty Products Corp.(a) 05/01/21	10.375%	295,000	295,000
02/01/22	6.500%	610,000	536,800
WR Grace & Co.(a) 10/01/21	5.125%	438,000	458,586
10/01/24	5.625%	640,000	676,800
Total			11,974,221
CONSTRUCTION MACHINERY 0.2%
John Deere Capital Corp.(b) 01/16/18	0.923%	6,355,000	6,351,104
United Rentals North America, Inc. 04/15/22	7.625%	351,000	374,693
United Rentals North America, Inc.(f) 09/15/26	5.875%	963,000	972,630
Total			7,698,427
CONSUMER CYCLICAL SERVICES 0.3%
APX Group, Inc. 12/01/19	6.375%	1,196,000	1,196,000
12/01/20	8.750%	420,000	393,750
IHS, Inc. 11/01/22	5.000%	1,222,000	1,276,990
Interval Acquisition Corp.(a) 04/15/23	5.625%	1,395,000	1,422,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Service Corp. International 10/01/18	7.625%	600,000	673,500
Visa, Inc. 12/14/45	4.300%	4,295,000	4,720,141
Total			9,683,281
CONSUMER PRODUCTS 0.3%
Newell Brands, Inc.(a) 11/15/23	5.000%	781,000	824,111
Prestige Brands, Inc.(a) 03/01/24	6.375%	816,000	856,800
Scotts Miracle-Gro Co. (The)(a) 10/15/23	6.000%	1,544,000	1,632,780
Serta Simmons Bedding LLC(a) 10/01/20	8.125%	1,531,000	1,607,550
Spectrum Brands, Inc. 11/15/22	6.625%	1,433,000	1,547,640
07/15/25	5.750%	1,183,000	1,254,749
Springs Industries, Inc. 06/01/21	6.250%	699,000	711,232
Tempur Sealy International, Inc. 12/15/20	6.875%	430,000	453,113
10/15/23	5.625%	892,000	927,680
Total			9,815,655
DIVERSIFIED MANUFACTURING 2.9%
Entegris, Inc.(a) 04/01/22	6.000%	940,000	968,200
General Electric Co. Junior Subordinated(b) 12/31/49	5.000%	80,741,000	84,071,566
Manitowoc Foodservice, Inc.(a) 02/15/24	9.500%	191,000	211,055
United Technologies Corp. 06/01/42	4.500%	5,978,000	6,658,045
Total			91,908,866
ELECTRIC 3.3%
AES Corp. (The) 07/01/21	7.375%	466,000	534,735
Alabama Power Co. 01/02/46	4.300%	1,960,000	2,156,762
Arizona Public Service Co. 11/15/45	4.350%	4,030,000	4,468,287
CMS Energy Corp. 02/15/18	5.050%	10,261,000	10,858,549
Calpine Corp. 01/15/23	5.375%	1,693,000	1,707,814

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Edison Co. 11/15/45	4.350%	4,550,000	4,963,518
Dominion Resources, Inc. 10/01/25	3.900%	2,941,000	3,093,826
Duke Energy Progress LLC 03/30/44	4.375%	1,635,000	1,822,276
Duke Energy Progress, Inc. 08/15/45	4.200%	7,210,000	7,841,863
Exelon Corp.(a) 06/15/25	3.950%	4,241,000	4,522,942
FPL Energy National Wind LLC(a) 03/10/24	5.608%	220,055	209,052
Florida Power & Light Co. 12/01/25	3.125%	1,380,000	1,448,796
Georgia Power Co. 09/01/40	4.750%	1,727,000	1,912,516
MidAmerican Energy Co. 10/15/24	3.500%	3,080,000	3,307,252
NRG Energy, Inc. 07/15/22	6.250%	1,733,000	1,698,895
NRG Yield Operating LLC 08/15/24	5.375%	2,095,000	1,969,300
Niagara Mohawk Power Corp.(a) 10/01/24	3.508%	3,325,000	3,526,472
Oncor Electric Delivery Co. LLC 04/01/25	2.950%	4,300,000	4,316,232
PPL Capital Funding, Inc. 06/15/22	4.200%	3,070,000	3,311,723
12/01/22	3.500%	3,095,000	3,244,662
06/01/23	3.400%	5,582,000	5,769,443
Pacific Gas & Electric Co. 06/15/23	3.250%	3,567,000	3,744,861
03/01/26	2.950%	5,405,000	5,534,120
03/01/34	6.050%	2,160,000	2,868,240
Public Service Electric & Gas Co. 11/01/45	4.150%	4,215,000	4,642,932
Southern California Edison Co. 09/01/40	4.500%	1,726,000	1,947,132
Toledo Edison Co. (The) 05/15/37	6.150%	4,371,000	5,196,070
TransAlta Corp. 06/03/17	1.900%	6,929,000	6,815,080
Total			103,433,350
FINANCE COMPANIES 0.9%
AerCap Ireland Capital Ltd./Global Aviation Trust 05/15/21	4.500%	1,649,000	1,702,592
10/01/21	5.000%	5,110,000	5,391,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aircastle Ltd. 02/15/22	5.500%	967,000	1,028,646
04/01/23	5.000%	95,000	96,725
CIT Group, Inc. 05/15/20	5.375%	1,505,000	1,578,369
CIT Group, Inc.(a) 02/15/19	5.500%	1,521,000	1,593,247
HSBC Finance Corp. Subordinated 01/15/21	6.676%	8,769,000	10,074,783
Navient Corp. 06/15/18	8.450%	1,535,000	1,642,450
03/25/20	8.000%	99,000	103,950
OneMain Financial Holdings LLC(a) 12/15/21	7.250%	1,451,000	1,509,040
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	744,000	704,940
Quicken Loans, Inc.(a) 05/01/25	5.750%	297,000	279,180
Springleaf Finance Corp. 06/01/20	6.000%	396,000	379,170
12/15/20	8.250%	470,000	484,688
10/01/21	7.750%	823,000	812,713
10/01/23	8.250%	208,000	207,350
iStar, Inc. 07/01/19	5.000%	378,000	366,660
Total			27,955,553
FOOD AND BEVERAGE 2.1%
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	15,789,000	16,455,169
02/01/26	3.650%	11,682,000	12,313,938
02/01/36	4.700%	5,471,000	5,983,266
02/01/46	4.900%	2,263,000	2,566,373
Aramark Services, Inc. 03/15/20	5.750%	663,000	684,548
01/15/24	5.125%	354,000	374,355
B&G Foods, Inc. 06/01/21	4.625%	180,000	182,925
Constellation Brands, Inc. 11/15/24	4.750%	3,040,000	3,222,400
12/01/25	4.750%	53,000	56,246
Molson Coors Brewing Co. 05/01/42	5.000%	5,490,000	5,957,001
PepsiCo, Inc. 07/17/45	4.600%	2,347,000	2,711,923
04/14/46	4.450%	1,068,000	1,192,662
Pinnacle Foods Finance LLC/Corp.(a) 01/15/24	5.875%	113,000	119,498

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc. 02/15/22	7.375%	127,000	133,826
Post Holdings, Inc.(a) 12/15/22	6.000%	12,000	12,323
03/15/24	7.750%	1,490,000	1,620,375
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	9,885,000	10,560,907
Treehouse Foods, Inc.(a) 02/15/24	6.000%	160,000	170,200
WhiteWave Foods Co. (The) 10/01/22	5.375%	815,000	871,577
Total			65,189,512
GAMING 0.4%
Boyd Gaming Corp. 05/15/23	6.875%	198,000	205,425
Boyd Gaming Corp.(a) 04/01/26	6.375%	301,000	307,772
GLP Capital LP/Financing II, Inc. 11/01/18	4.375%	940,000	968,200
11/01/23	5.375%	774,000	805,927
04/15/26	5.375%	213,000	222,053
International Game Technology PLC(a) 02/15/22	6.250%	998,000	1,015,665
02/15/25	6.500%	460,000	465,750
MGM Resorts International 03/01/18	11.375%	1,276,000	1,467,400
10/01/20	6.750%	326,000	348,005
12/15/21	6.625%	212,000	225,780
03/15/23	6.000%	954,000	990,967
MGP Escrow Issuer LLC/Co-Issuer, Inc.(a) 05/01/24	5.625%	306,000	319,005
Pinnacle Entertainment, Inc.(a) 05/01/24	5.625%	250,000	249,688
Scientific Games International, Inc.(a) 01/01/22	7.000%	2,536,000	2,585,135
Seminole Tribe of Florida, Inc.(a) 10/01/20	7.804%	475,000	502,930
Tunica-Biloxi Gaming Authority(a)(e) 08/15/16	0.000%	577,000	295,713
Total			10,975,415
HEALTH CARE 1.3%
Acadia Healthcare Co., Inc. 02/15/23	5.625%	127,000	129,858
Acadia Healthcare Co., Inc.(a) 03/01/24	6.500%	814,000	858,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alere, Inc.(a) 07/01/23	6.375%	426,000	434,520
Amsurg Corp. 07/15/22	5.625%	985,000	1,010,856
CHS/Community Health Systems, Inc. 08/01/21	5.125%	966,000	968,811
02/01/22	6.875%	1,485,000	1,343,925
Change Healthcare Holdings, Inc. 12/31/19	11.000%	257,000	272,420
Change Healthcare Holdings, Inc.(a) 02/15/21	6.000%	803,000	811,030
ConvaTec Finance International SA Junior Subordinated PIK(a) 01/15/19	8.250%	637,000	638,592
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	360,000	377,100
07/15/24	5.125%	1,904,000	1,937,739
ExamWorks Group, Inc. 04/15/23	5.625%	785,000	841,912
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	335,000	364,731
01/31/22	5.875%	943,000	1,037,300
10/15/24	4.750%	974,000	1,010,525
HCA, Inc. 02/01/25	5.375%	3,122,000	3,192,245
04/15/25	5.250%	3,739,000	3,869,865
HealthSouth Corp. 11/01/24	5.750%	439,000	453,268
Hologic, Inc.(a) 07/15/22	5.250%	1,233,000	1,291,567
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	266,000	267,995
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 02/15/21	7.875%	146,000	157,863
LifePoint Health, Inc. 12/01/21	5.500%	928,000	965,120
MEDNAX, Inc.(a) 12/01/23	5.250%	477,000	493,695
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	1,585,000	1,656,325
Memorial Sloan-Kettering Cancer Center 07/01/52	4.125%	9,530,000	9,652,270
Sterigenics-Nordion Holdings LLC(a) 05/15/23	6.500%	1,562,000	1,585,430
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	481,000	485,810

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp. 10/01/20	6.000%	801,000	849,060
04/01/21	4.500%	1,599,000	1,618,987
04/01/22	8.125%	1,670,000	1,732,625
06/15/23	6.750%	45,000	44,438
Total			40,354,652
HEALTHCARE INSURANCE 0.1%
Centene Corp. 05/15/22	4.750%	1,595,000	1,632,881
Centene Corp.(a) 02/15/24	6.125%	643,000	678,365
Molina Healthcare, Inc.(a) 11/15/22	5.375%	1,569,000	1,619,993
Total			3,931,239
HOME CONSTRUCTION 0.2%
CalAtlantic Group, Inc. 12/15/21	6.250%	434,000	465,465
11/15/24	5.875%	754,000	797,355
D.R. Horton, Inc. 08/15/23	5.750%	1,254,000	1,373,130
Meritage Homes Corp. 04/01/22	7.000%	813,000	871,942
06/01/25	6.000%	1,035,000	1,055,700
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/23	5.875%	246,000	245,385
03/01/24	5.625%	154,000	150,150
Toll Brothers Finance Corp. 11/15/25	4.875%	305,000	307,288
Total			5,266,415
INDEPENDENT ENERGY 2.6%
Anadarko Petroleum Corp. 09/15/17	6.375%	1,273,000	1,351,907
03/15/26	5.550%	2,245,000	2,406,353
07/15/44	4.500%	1,065,000	918,247
03/15/46	6.600%	1,966,000	2,225,195
Antero Resources Corp. 12/01/22	5.125%	1,035,000	993,600
06/01/23	5.625%	249,000	241,530
Canadian Natural Resources Ltd. 02/15/37	6.500%	2,620,000	2,620,747
02/01/39	6.750%	705,000	718,117
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	2,108,000	2,023,680
Cimarex Energy Co. 06/01/24	4.375%	7,720,000	7,864,874

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Concho Resources, Inc. 04/01/23	5.500%	3,240,000	3,264,300
Continental Resources, Inc. 04/15/23	4.500%	800,000	714,500
06/01/24	3.800%	4,823,000	4,111,607
CrownRock LP/Finance, Inc.(a) 04/15/21	7.125%	480,000	484,800
02/15/23	7.750%	945,000	963,900
Diamondback Energy, Inc. 10/01/21	7.625%	99,000	105,559
Kerr-McGee Corp. 07/01/24	6.950%	5,432,000	6,013,039
Laredo Petroleum, Inc. 01/15/22	5.625%	484,000	445,280
05/01/22	7.375%	479,000	469,420
03/15/23	6.250%	2,549,000	2,376,942
Marathon Oil Corp. 03/15/18	5.900%	2,174,000	2,271,830
Newfield Exploration Co. 07/01/24	5.625%	615,000	625,762
Noble Energy, Inc. 05/01/21	5.625%	1,821,000	1,871,296
11/15/24	3.900%	3,761,000	3,739,363
11/15/43	5.250%	9,415,000	8,913,840
11/15/44	5.050%	7,062,000	6,685,659
Occidental Petroleum Corp. 04/15/26	3.400%	6,420,000	6,641,766
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	1,118,000	1,182,285
RSP Permian, Inc. 10/01/22	6.625%	1,652,000	1,705,690
Ras Laffan Liquefied Natural Gas Co., Ltd. II(a) 09/30/20	5.298%	3,095,517	3,296,726
WPX Energy, Inc. Senior Unsecured 01/15/22	6.000%	508,000	457,200
Woodside Finance Ltd.(a) 03/05/25	3.650%	4,886,000	4,613,337
Total			82,318,351
INTEGRATED ENERGY 0.6%
BG Energy Capital PLC Subordinated(a)(b) 11/30/72	6.500%	1,230,000	1,291,698
BP Capital Markets PLC 03/17/22	3.062%	6,405,000	6,606,341
BP Capital Markets PLC(f) 05/04/26	3.119%	4,220,000	4,248,865

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cenovus Energy, Inc. 10/15/19	5.700%	4,190,000	4,344,548
11/15/39	6.750%	2,000,000	1,942,206
09/15/42	4.450%	2,550,000	1,974,554
Total			20,408,212
LEISURE —%
AMC Entertainment, Inc. 06/15/25	5.750%	253,000	259,325
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	480,000	500,410
LTF Merger Sub, Inc.(a) 06/15/23	8.500%	496,000	487,320
Total			1,247,055
LIFE INSURANCE 1.9%
American International Group, Inc. 02/15/24	4.125%	5,159,000	5,401,391
04/01/26	3.900%	9,788,000	9,972,797
Five Corners Funding Trust(a) 11/15/23	4.419%	3,290,000	3,495,513
Massachusetts Mutual Life Insurance Co. Subordinated(a) 04/15/65	4.500%	1,800,000	1,649,950
MetLife Capital Trust X Junior Subordinated(a)(b) 04/08/38	9.250%	15,805,000	21,573,825
MetLife, Inc. Junior Subordinated 08/01/39	10.750%	10,371,000	15,815,775
Prudential Financial, Inc. 12/01/17	6.000%	431,000	460,871
Teachers Insurance & Annuity Association of America Subordinated(a) 09/15/44	4.900%	1,695,000	1,824,493
Total			60,194,615
LODGING 0.2%
Choice Hotels International, Inc. 07/01/22	5.750%	1,500,000	1,612,500
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	1,692,000	1,762,303
Playa Resorts Holding BV(a) 08/15/20	8.000%	966,000	973,245
RHP Hotel Properties LP/Finance Corp. 04/15/23	5.000%	432,000	443,880
Total			4,791,928

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 1.0%
21st Century Fox America, Inc. 02/15/41	6.150%	7,365,000	9,100,975
AMC Networks, Inc. 12/15/22	4.750%	516,000	519,870
04/01/24	5.000%	436,000	436,545
Activision Blizzard, Inc.(a) 09/15/21	5.625%	1,188,000	1,250,370
09/15/23	6.125%	1,062,000	1,156,252
Lamar Media Corp.(a) 02/01/26	5.750%	228,000	241,110
MDC Partners, Inc.(a) 05/01/24	6.500%	2,067,000	2,140,585
Netflix, Inc. 02/15/22	5.500%	680,000	710,600
02/15/25	5.875%	1,973,000	2,067,704
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	1,049,000	1,096,205
Scripps Networks Interactive, Inc. 06/15/22	3.500%	11,489,000	11,823,100
Univision Communications, Inc.(a) 02/15/25	5.125%	2,581,000	2,551,964
Total			33,095,280
METALS 0.6%
ArcelorMittal(b) 08/05/20	6.250%	324,000	332,100
03/01/21	6.500%	936,000	957,060
02/25/22	7.250%	432,000	453,600
03/01/41	7.750%	1,646,000	1,522,550
BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b) 10/19/75	6.750%	6,135,000	6,363,529
Freeport-McMoRan, Inc. 03/01/22	3.550%	234,000	195,390
11/14/24	4.550%	330,000	277,612
Glencore Finance Canada Ltd.(a) 11/15/16	5.800%	5,830,000	5,935,669
Glencore Funding LLC(a) 05/27/16	1.700%	2,490,000	2,481,428
Vale Overseas Ltd. 01/11/22	4.375%	1,855,000	1,715,875
Total			20,234,813
MIDSTREAM 2.0%
Columbia Pipeline Group, Inc.(a) 06/01/25	4.500%	3,549,000	3,659,757
06/01/45	5.800%	12,171,000	12,832,591

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Equity LP 06/01/27	5.500%	2,384,000	2,046,116
Kinder Morgan Energy Partners LP 03/01/21	3.500%	5,432,000	5,322,518
09/01/23	3.500%	3,641,000	3,422,525
MPLX LP(a) 07/15/23	4.500%	543,000	527,161
12/01/24	4.875%	2,803,000	2,732,003
06/01/25	4.875%	42,000	40,584
Plains All American Pipeline LP/Finance Corp. 06/01/22	3.650%	624,000	590,788
11/01/24	3.600%	2,830,000	2,537,669
10/15/25	4.650%	5,517,000	5,259,516
06/01/42	5.150%	4,144,000	3,376,150
02/15/45	4.900%	2,998,000	2,457,308
Sabine Pass Liquefaction LLC 03/01/25	5.625%	2,012,000	1,961,700
Targa Resources Partners LP/Finance Corp. 01/15/18	5.000%	316,000	317,776
11/15/19	4.125%	137,000	132,890
05/01/23	5.250%	19,000	18,240
11/15/23	4.250%	945,000	871,177
Targa Resources Partners LP/Finance Corp.(a) 03/15/24	6.750%	1,664,000	1,693,120
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	73,000	74,460
10/15/22	6.250%	1,297,000	1,329,425
Transcontinental Gas Pipe Line Co. LLC(a) 02/01/26	7.850%	3,110,000	3,754,672
Western Gas Partners LP 07/01/22	4.000%	627,000	601,272
06/01/25	3.950%	547,000	491,792
Williams Companies, Inc. (The) 01/15/23	3.700%	5,470,000	4,593,651
06/24/24	4.550%	1,967,000	1,695,298
Total			62,340,159
NATURAL GAS 1.3%
NiSource Finance Corp. 02/15/23	3.850%	3,305,000	3,498,554
12/15/40	6.250%	2,571,000	3,171,925
Sempra Energy 03/15/20	2.400%	4,126,000	4,157,349
11/15/20	2.850%	8,445,000	8,647,807
10/01/22	2.875%	11,185,000	11,300,485
11/15/25	3.750%	8,395,000	8,778,962
10/15/39	6.000%	1,558,000	1,892,598
Total			41,447,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OIL FIELD SERVICES 1.0%
Noble Holding International Ltd. 03/15/17	2.500%	14,860,000	14,507,075
Noble Holding International Ltd.(b) 03/16/18	5.000%	16,106,000	15,783,880
Total			30,290,955
OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp. 02/01/22	5.875%	769,000	733,434
OTHER INDUSTRY 0.4%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	252,000	262,213
Massachusetts Institute of Technology 07/01/14	4.678%	8,809,000	9,830,148
President and Fellows of Harvard College(a) 01/15/39	6.500%	2,525,000	3,679,937
Total			13,772,298
OTHER REIT 0.2%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	346,000	365,245
Duke Realty LP 06/15/22	4.375%	6,725,000	7,158,527
Total			7,523,772
PACKAGING 0.3%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)(f) 05/15/23	4.625%	631,000	631,000
05/15/24	7.250%	934,000	934,000
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	184,000	184,460
Ball Corp. 12/15/20	4.375%	632,000	657,280
Berry Plastics Corp. 07/15/23	5.125%	763,000	770,630
Berry Plastics Corp.(a) 10/15/22	6.000%	1,161,000	1,213,245
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	1,222,000	1,240,330
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	2,749,000	2,852,087
Reynolds Group Issuer, Inc./LLC(b) 02/15/21	8.250%	1,537,000	1,590,795
Signode Industrial Group Luxembourg SA/US, Inc.(a) 05/01/22	6.375%	148,000	144,300
Total			10,218,127

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PHARMACEUTICALS 1.7%
Actavis Funding SCS 03/12/20	3.000%	17,341,000	17,712,774
03/15/22	3.450%	2,876,000	2,946,310
Actavis Funding SCS(b) 09/01/16	1.510%	1,690,000	1,692,101
Concordia Healthcare Corp.(a) 04/15/23	7.000%	176,000	163,240
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	895,000	854,725
Endo Finance LLC/Ltd./Finco, Inc.(a) 07/15/23	6.000%	772,000	757,525
Forest Laboratories LLC(a) 02/01/19	4.375%	6,608,000	6,973,766
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	1,720,000	1,771,600
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a) 08/01/23	6.375%	1,637,000	1,700,843
Johnson & Johnson 03/01/26	2.450%	3,106,000	3,124,254
12/05/33	4.375%	3,853,000	4,445,823
Mallinckrodt International Finance SA/CB LLC(a) 04/15/25	5.500%	903,000	814,957
Novartis Capital Corp. 11/20/45	4.000%	6,092,000	6,637,258
Quintiles Transnational Corp.(a) 05/15/23	4.875%	267,000	273,341
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	485,000	439,531
05/15/23	5.875%	877,000	734,487
04/15/25	6.125%	4,789,000	4,000,635
Total			55,043,170
PROPERTY & CASUALTY 2.2%
Alliant Holdings I LP(a) 08/01/23	8.250%	48,000	47,760
Berkshire Hathaway Finance Corp. 05/15/43	4.300%	1,240,000	1,338,868
Berkshire Hathaway, Inc. 03/15/23	2.750%	6,315,000	6,513,462
03/15/26	3.125%	12,097,000	12,597,429
02/11/43	4.500%	1,572,000	1,749,362
CNA Financial Corp. 03/01/26	4.500%	7,315,000	7,534,121
Chubb Corp. (The) Junior Subordinated(b) 04/15/37	6.375%	7,481,000	6,433,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd.(a) 02/15/21	9.250%	222,000	231,435
10/01/21	7.875%	2,630,000	2,577,400
Hub Holdings LLC/Finance, Inc. PIK(a) 07/15/19	8.125%	88,000	81,840
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	4,055,000	4,409,346
05/01/42	6.500%	2,465,000	2,898,394
Loews Corp. 04/01/26	3.750%	18,537,000	19,193,729
05/15/43	4.125%	1,295,000	1,251,757
Transatlantic Holdings, Inc. 11/30/39	8.000%	2,955,000	3,933,604
Total			70,792,167
RAILROADS 0.3%
BNSF Funding Trust I Junior Subordinated(b) 12/15/55	6.613%	7,737,000	8,704,125
RESTAURANTS 0.2%
BC ULC/New Red Finance, Inc.(a) 01/15/22	4.625%	1,887,000	1,934,175
Yum! Brands, Inc. 11/01/43	5.350%	3,790,000	3,041,475
Total			4,975,650
RETAIL REIT 0.3%
Kimco Realty Corp. 06/01/23	3.125%	7,953,000	7,910,825
RETAILERS 0.9%
Asbury Automotive Group, Inc. 12/15/24	6.000%	1,176,000	1,214,220
CVS Health Corp. 07/20/45	5.125%	1,825,000	2,132,783
CVS Health Corp.(a) 12/01/22	4.750%	10,965,000	12,330,822
CVS Pass-Through Trust(a) 08/11/36	4.163%	5,100,007	5,080,194
Dollar Tree, Inc.(a) 03/01/23	5.750%	1,542,000	1,646,548
Group 1 Automotive, Inc. 06/01/22	5.000%	381,000	377,190
Group 1 Automotive, Inc.(a) 12/15/23	5.250%	372,000	370,140
L Brands, Inc. 04/01/21	6.625%	378,000	429,975
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Automotive Group, Inc. 12/01/24	5.375%	1,583,000	1,594,872
Rite Aid Corp. 06/15/21	6.750%	80,000	84,400
Junior Subordinated 02/15/27	7.700%	234,000	284,310
Rite Aid Corp.(a) 04/01/23	6.125%	863,000	919,639
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	396,000	414,810
12/01/25	5.625%	235,000	250,862
Total			27,130,765
TECHNOLOGY 1.0%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	546,000	552,825
04/01/20	6.375%	140,000	143,850
08/01/22	5.375%	870,000	837,375
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	224,000	244,160
Equinix, Inc. 01/01/22	5.375%	1,628,000	1,701,260
01/15/26	5.875%	692,000	732,219
First Data Corp.(a) 08/15/23	5.375%	1,692,000	1,749,105
12/01/23	7.000%	1,917,000	1,969,717
01/15/24	5.750%	2,255,000	2,288,825
Hewlett Packard Enterprise Co.(a) 10/15/35	6.200%	4,408,000	4,402,552
10/15/45	6.350%	8,056,000	8,031,888
Infor US, Inc.(a) 08/15/20	5.750%	69,000	72,709
Iron Mountain, Inc.(a) 10/01/20	6.000%	1,272,000	1,345,140
MSCI, Inc.(a) 11/15/24	5.250%	701,000	732,545
08/15/25	5.750%	506,000	538,257
Microsemi Corp.(a) 04/15/23	9.125%	666,000	732,600
NCR Corp. 12/15/23	6.375%	218,000	226,720
NXP BV/Funding LLC(a) 06/15/22	4.625%	1,244,000	1,290,650
Qualitytech LP/Finance Corp. 08/01/22	5.875%	595,000	609,875
Riverbed Technology, Inc.(a) 03/01/23	8.875%	386,000	388,895

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sensata Technologies UK Financing Co. PLC(a) 02/15/26	6.250%	524,000	559,370
Solera LLC/Finance, Inc.(a) 03/01/24	10.500%	439,000	459,853
VeriSign, Inc. 05/01/23	4.625%	1,445,000	1,484,737
04/01/25	5.250%	277,000	284,618
Zebra Technologies Corp. 10/15/22	7.250%	1,510,000	1,634,726
Total			33,014,471
TRANSPORTATION SERVICES 0.4%
FedEx Corp. 11/15/45	4.750%	3,569,000	3,911,288
04/01/46	4.550%	6,517,000	6,940,703
Hertz Corp. (The) 01/15/21	7.375%	79,000	81,469
10/15/22	6.250%	158,000	159,104
Total			11,092,564
WIRELESS 0.5%
Numericable-SFR SA(a) 05/15/22	6.000%	1,649,000	1,651,144
05/01/26	7.375%	1,475,000	1,497,125
SBA Telecommunications, Inc. 07/15/20	5.750%	1,528,000	1,577,660
Sprint Communications, Inc.(a) 11/15/18	9.000%	638,000	674,685
03/01/20	7.000%	2,461,000	2,525,601
Sprint Corp. 06/15/24	7.125%	2,372,000	1,779,000
02/15/25	7.625%	66,000	49,748
T-Mobile USA, Inc. 04/28/21	6.633%	1,010,000	1,064,287
04/01/23	6.625%	2,669,000	2,852,494
01/15/26	6.500%	1,119,000	1,186,140
Wind Acquisition Finance SA(a) 07/15/20	4.750%	532,000	507,794
04/23/21	7.375%	348,000	309,720
Total			15,675,398
WIRELINES 1.4%
AT&T, Inc. 03/15/22	3.800%	3,983,000	4,218,774
04/01/24	4.450%	2,311,000	2,517,807
02/17/26	4.125%	2,045,000	2,194,263
12/15/42	4.300%	2,115,000	2,006,211
05/15/46	4.750%	1,650,000	1,662,576

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc. 12/01/23	6.750%	1,243,000	1,224,355
04/01/24	7.500%	499,000	500,247
04/01/25	5.625%	390,000	354,214
Frontier Communications Corp. 04/15/22	8.750%	851,000	840,362
Frontier Communications Corp.(a) 09/15/20	8.875%	681,000	721,009
09/15/25	11.000%	3,325,000	3,358,250
Level 3 Communications, Inc. 12/01/22	5.750%	299,000	307,375
Level 3 Financing, Inc. 02/01/23	5.625%	1,326,000	1,362,465
05/01/25	5.375%	575,000	585,062
Level 3 Financing, Inc.(a) 03/15/26	5.250%	226,000	229,390
Telecom Italia SpA(a) 05/30/24	5.303%	1,186,000	1,242,335
Verizon Communications, Inc. 11/01/21	3.000%	2,454,000	2,544,170
09/15/23	5.150%	5,579,000	6,416,369
03/15/34	5.050%	4,215,000	4,626,076
08/21/46	4.862%	4,342,000	4,653,365
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	2,116,000	2,174,190
Zayo Group LLC/Capital, Inc.(a) 05/15/25	6.375%	469,000	487,760
Total			44,226,625
Total Corporate Bonds & Notes (Cost: $1,536,665,420)			1,563,347,049
Residential Mortgage-Backed Securities — Agency 21.8%
Federal Home Loan Mortgage Corp. 06/01/17- 11/01/26	8.500%	75,701	86,031
04/01/21	9.000%	1,309	1,326
08/01/24- 02/01/25	8.000%	75,115	85,612
10/01/28- 07/01/32	7.000%	883,995	1,051,462
10/01/31- 07/01/37	6.000%	2,589,209	2,980,438
04/01/33- 06/01/33	5.500%	1,888,198	2,158,974
Federal Home Loan Mortgage Corp.(b)(g) CMO IO STRIPS Series 309 Class S4 08/15/43	5.537%	1,696,919	385,531

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO STRIPS Series 337 Class S1 09/15/44	5.617%	4,599,314	1,118,924
CMO IO Series 311 Class S1 08/15/43	5.517%	10,697,959	2,182,277
CMO IO Series 326 Class S2 03/15/44	5.517%	12,637,079	2,883,952
Federal Home Loan Mortgage Corp.(g) CMO IO Series 329 Class C5 06/15/43	3.500%	23,917,970	4,189,408
CMO IO Series 4120 Class IA 10/15/42	3.500%	12,203,055	2,160,185
CMO IO Series 4176 Class BI 03/15/43	3.500%	4,132,602	717,843
CMO IO Series 4182 Class DI 05/15/39	3.500%	14,427,746	1,543,851
Federal National Mortgage Association 09/01/18	10.000%	8,580	9,087
04/01/23	8.500%	10,512	11,026
06/01/24	9.000%	17,587	19,190
02/01/25- 08/01/27	8.000%	119,069	138,086
03/01/26- 07/01/38	7.000%	2,642,883	3,197,549
04/01/27- 06/01/32	7.500%	239,428	273,332
05/01/29- 08/01/38	6.000%	15,978,089	18,345,181
08/01/29- 12/01/43	3.000%	49,054,845	50,747,621
01/01/31	2.500%	10,409,857	10,733,869
03/01/33- 01/01/40	5.500%	10,996,254	12,445,695
08/01/40- 05/01/41	5.000%	16,563,928	18,375,964
10/01/40- 07/01/41	4.500%	11,036,621	12,041,771
05/01/43- 03/01/46	3.500%	109,859,800	115,338,743
06/01/45- 09/01/45	4.000%	27,536,805	29,429,838
CMO Series 1988-4 Class Z 03/25/18	9.250%	5,432	5,632
Federal National Mortgage Association(b) 06/01/32	1.915%	3,799	3,811
07/01/37	5.964%	119,133	119,288
Federal National Mortgage Association(b)(g) CMO IO Series 2013-101 Class CS 10/25/43	5.461%	7,081,777	1,731,524
CMO IO Series 416 Class S1 11/25/42	5.661%	4,651,668	1,127,918
Federal National Mortgage Association(f) 05/18/31	2.500%	27,000,000	27,747,241
05/18/31	3.000%	59,700,000	62,357,731
Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/46- 05/12/46	4.000%	66,763,240	71,393,654
05/12/46	3.500%	65,675,000	68,825,357
05/12/46	4.500%	33,375,000	36,338,333
Federal National Mortgage Association(g) CMO IO Series 2012-118 Class BI 12/25/39	3.500%	7,236,411	867,254
CMO IO Series 2012-148 Class BI 01/25/43	3.500%	17,290,750	3,132,385
CMO IO Series 2012-413 Class C39 11/25/41	4.500%	6,629,333	1,242,689
Federal National Mortgage Association(h) CMO PO STRIPS Series 43 Class 1 09/25/18	0.000%	916	903
Government National Mortgage Association 08/15/16- 10/15/16	9.000%	104	104
05/15/17	8.000%	359	362
12/15/23- 07/20/28	7.500%	222,833	254,066
02/15/25	8.500%	23,357	27,566
01/15/30	7.000%	248,736	303,111
Government National Mortgage Association(b) 07/20/25	1.875%	23,204	23,972
Government National Mortgage Association(f) 05/23/46	3.000%	14,500,000	15,014,298
05/23/46	3.500%	82,250,000	86,873,355
05/23/46	4.000%	10,250,000	10,974,197
Government National Mortgage Association(g) CMO IO Series 2012-38 Class MI 03/20/42	4.000%	9,181,006	1,518,308
CMO IO Series 2014-184 Class CI 11/16/41	3.500%	8,953,376	1,345,019
CMO IO Series 2015-53 Class EI 04/16/45	3.500%	2,309,358	474,256
Government National Mortgage Association(i) 05/15/42	3.000%	7,693,461	7,966,403
Total Residential Mortgage-Backed Securities — Agency (Cost: $685,900,041)			692,321,503
Residential Mortgage-Backed Securities — Non-Agency 4.7%
ASG Resecuritization Trust(a)(b) CMO Series 2009-2 Class G70 05/24/36	3.049%	4,335,000	4,334,680
CMO Series 2009-2 Class G75 05/24/36	3.049%	4,335,000	4,368,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Mortgage Trust Series 2093-3 Class 3A(b)(c)(d) 07/27/23	8.188%	2,792	1,693
Angel Oak Mortgage Trust LLC(a) Series 2015-1 11/25/45	4.500%	1,218,215	1,224,866
11/25/45	5.500%	1,500,000	1,494,143
BCAP LLC Trust(a) 09/26/36	3.500%	4,956,902	4,969,502
CMO Series 2013-RR5 Class 1A1 10/26/36	3.500%	3,738,439	3,751,834
BCAP LLC Trust(a)(b) 08/26/36	0.553%	2,679,676	2,630,500
CMO Series 2012-RR10 Class 9A1
10/26/35	2.903%	1,032,974	1,039,967
CMO Series 2014-RR3 Class 3A1 07/26/36	0.576%	630,923	604,946
Series 2010-RR11 Class 8A1 05/27/37	5.390%	3,190,280	3,209,427
BCAP LLC Series 2013-RR2 Class 7A1(a) 07/26/36	3.000%	2,733,087	2,713,955
Banc of America Funding Trust CMO Series 2012-R5 Class A(a)(b) 10/03/39	0.699%	1,336,006	1,331,075
Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(a)(b) 11/28/29	3.844%	443,849	443,661
CAM Mortgage Trust Series 2015-1 Class A(a)(b) 07/15/64	3.500%	424,464	422,683
CAM Mortgage Trust CMO Series 2016-1 Class A(a) 01/15/56	4.000%	2,000,000	1,996,107
COLT LLC(a)(b) CMO Series 15-1 Class A2 12/26/45	4.189%	1,278,911	1,267,401
Series 2015-A Class A2 07/27/20	4.189%	1,500,000	1,469,850
CSMC Trust CMO Series 2015-RPL1 Class A2(a)(b) 02/25/57	4.535%	1,600,000	1,529,368
Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 15-PS1 Class A1 09/25/42	3.750%	2,293,921	2,339,132
Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2012-7 Class 12A1 03/25/36	2.841%	1,427,435	1,414,897
CMO Series 2012-9 Class 1A1 02/20/36	2.743%	3,114,184	3,068,886
Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-2 Class 1A1 11/25/37	2.814%	3,378,940	3,365,407
CMO Series 2014-11 Class 3A3 09/25/36	0.593%	601,000	549,377
CMO Series 2014-12 Class 3A1 10/25/35	3.217%	7,435,558	7,467,837
CMO Series 2014-2 Class 3A3 08/25/37	0.573%	1,000,000	942,839
CMO Series 2014-C Class A 02/25/54	3.250%	1,231,694	1,164,162
Series 2013-11 Class 3A3 09/25/34	2.632%	863,740	824,346
Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2015-A Class A4
06/25/58 4.250% 4,230,100 4,388,673 CMO Series 2015-A Class B3 06/25/58	4.500%	980,386	944,050
Citigroup Mortgage Loan Trust, Inc.(g) CMO IO Series 2015-A Class A1IO 06/25/58	1.000%	20,340,931	680,260
Credit Suisse Mortgage Capital Certificates(a) CMO Series 2010-9R Class 1A5 08/27/37	4.000%	1,000,000	975,912
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2009-14R Class 4A9 10/26/35	2.903%	7,740,000	7,836,049
CMO Series 2011-12R Class 3A1 07/27/36	2.257%	3,371,432	3,317,842
CMO Series 2011-16R Class 7A3 12/27/36	3.500%	865,921	866,278
CMO Series 2011-17R Class 3A1 10/27/35	2.433%	800,207	797,571
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	8,843,028	8,726,561
CMO Series 2014-RPL4 Class A2 08/25/62	4.664%	3,500,000	3,388,306
Series 2012-11 Class 3A2 06/29/47	1.435%	1,058,140	946,758
Credit Suisse Securities (USA) LLC(a) CMO Series 2014-RPL1 Class A3 02/25/54	4.154%	500,000	491,752
Credit Suisse Securities (USA) LLC(a)(b) CMO Series 2014-RPL1 Class A1 02/25/54	3.250%	7,807,433	7,699,580
JPMorgan Resecuritization Trust(a) CMO Series 2014-5 Class 6A 09/27/36	4.000%	2,549,219	2,553,133
JPMorgan Resecuritization Trust(a)(b) CMO Series 2014-1 Class 1016 03/26/36	2.844%	4,210,000	4,166,765
Morgan Stanley Re-Remic Trust CMO Series 2010-R1 Class 2B(a)(b) 07/26/35	2.725%	3,150,000	3,117,978

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRPL Trust Series 2014-1A Class A1(a)(b) 04/25/54	3.250%	1,716,781	1,714,549
NZES Series 2015-PLS1 Class A(a)(b) 04/25/17	5.689%	845,684	838,274
Nomura Asset Acceptance Corp. Alternative Loan Trust(b) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	360,840	362,536
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	2,286,223	2,296,936
Nomura Resecuritization Trust(a)(b) CMO Series 2012-3R Class 1A1 01/26/37	0.397%	2,987,808	2,885,505
CMO Series 2014-6R Class 3A1 01/26/36	0.693%	5,353,846	5,022,790
Pretium Mortgage Credit Partners I(a)(b) Series 2015-NPL1 Class A1 05/27/30	3.625%	3,069,239	3,039,660
Series 2015-NPL1 Class A2 05/28/30	4.250%	1,000,000	953,438
Pretium Mortgage Credit Partners Series 2015-NPL2 Class A1(a)(b) 07/27/30	3.750%	881,037	874,328
Sequoia Mortgage Trust CMO Series 2004-6 Class B2(b) 07/20/34	1.759%	871,166	293,466
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(b) 12/25/34	5.240%	30,932	31,421
Towd Point Mortgage Trust(a) CMO Series 2015-4 Class A1 04/25/55	3.500%	4,214,924	4,304,145
Towd Point Mortgage Trust(a)(f) CMO Series 2016-1 Class A1 02/25/55	3.500%	7,465,034	7,630,324
VML LLC CMO Series 2014-NPL1 Class A1(a) 04/27/54	3.875%	2,001,545	1,991,639
Vericrest Opportunity Loan Transferee CMO Series 2015-NPL4 Class A1(a) 02/25/55	3.500%	1,846,336	1,831,370
VOLT XLIV LLC CMO Series 2016-NPL4 Class A1(a)(b) 04/25/46	4.250%	3,000,000	2,997,353
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $149,063,998)			147,906,533
Commercial Mortgage-Backed Securities — Non-Agency 6.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
1211 Avenue of the Americas Trust Series 2015-1211 Class E(a)(b) 08/10/35	4.280%	1,500,000	1,310,063
American Homes 4 Rent Trust(a) Series 2014-SFR3 Class A 12/17/36	3.678%	1,562,779	1,644,480
Series 2015-SFR2 Class A 10/17/45	3.732%	4,536,674	4,791,107
American Homes 4 Rent(a) Series 2015-SFR1 Class F 04/17/52	5.885%	1,000,000	945,891
American Homes 4 Rent(a)(b) Series 2014-SFR1 Class E 06/17/31	2.933%	500,000	477,234
Series 2014-SFR1 Class F 06/17/31	3.683%	1,300,000	1,232,875
B2R Mortgage Trust Series 2015-2 Class E(a)(b) 11/15/48	5.672%	500,000	455,881
BAMLL Re-REMIC Trust CMO PO Series 2013-FRR1 Class A1(a)(h) 12/26/20	0.000%	2,000,000	1,539,683
BB-UBS Trust Subordinated, Series 2012-SHOW Class D(a)(b) 11/05/36	4.160%	3,000,000	3,011,703
BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(b) 07/05/33	4.847%	1,500,000	1,442,894
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2015-200P Class A(a) 04/14/33	3.218%	6,600,000	6,849,813
Banc of America Merrill Lynch Re-Remic Trust Series 2015-FR11 Class A705(a)(b) 09/27/44	1.880%	1,000,000	914,601
CGGS Commercial Mortgage Trust Series 2016-RNDA Class AFX(a) 02/10/33	2.757%	14,000,000	14,200,802
CSAIL Commercial Mortgage Trust Series 2015-C2 Class A3 06/15/57	3.231%	1,695,000	1,757,983
Capmark Mortgage Securities, Inc. CMO IO Series 1997-C1 Class X(b)(g) 07/15/29	1.666%	1,775,326	50,365
Citigroup Commercial Mortgage Trust Series 2015-GC29 Class A3 04/10/48	2.935%	2,215,000	2,239,927
Series 2016-P3 Class A3 04/15/49	3.063%	7,800,000	7,864,630

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-P3 Class A4 04/15/49	3.329%	9,800,000	10,150,160
Commercial Mortgage Trust Series 2015-LC19 Class A4 02/10/48	3.183%	2,455,000	2,559,297
Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(b) 06/15/39	5.888%	2,105,063	2,165,029
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a) 09/18/39	5.467%	1,400,358	1,399,895
DBUBS Mortgage Trust Series 2011-LC2A Class A4(a) 07/10/44	4.537%	10,865,000	12,055,706
Deutsche Bank Commercial Mortgage Trust Series 2016-C1 Class A4(d) 05/10/49	3.276%	2,685,000	2,799,113
General Electric Capital Assurance Co. Series 2003-1 Class A5(a) 05/12/35	5.743%	2,517,249	2,722,861
Invitation Homes Trust(a)(b) Series 2015-SFR3 Class E 08/17/32	4.183%	3,000,000	2,935,809
Series 2015-SFR3 Class F 08/17/32	5.183%	4,000,000	3,916,197
Subordinated, Series 2014-SFR3 Class E 12/17/31	4.933%	1,965,000	1,944,163
Subordinated, Series 2014-SFR3 Class F 12/17/31	5.433%	1,000,000	987,571
Subordinated, Series 2015-SFR1 Class E 03/17/32	4.633%	2,250,000	2,204,789
Subordinated, Series 2015-SFR2 Class E 06/17/32	3.583%	749,000	721,532
Subordinated, Series 2015-SFR2 Class F 06/17/32	4.133%	800,000	749,755
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class A3 01/15/48	3.231%	765,000	797,707
Series 2015-C27 Class A4 02/15/48	3.179%	3,593,000	3,706,211
Series 2015-C28 Class A3 10/15/48	2.912%	9,955,000	10,076,201
Series 2015-C28 Class A4 10/15/48	3.227%	6,510,000	6,727,011
JPMCC Re-REMIC Trust(a)(b) Series 2016-GG10 Class AMA 04/15/36	5.987%	9,500,000	9,630,591
Series 2016-GG10 Class AMB 04/15/36	5.987%	4,000,000	3,991,276
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR1 Class A4B1(a) 03/18/51	1.000%	2,500,000	2,383,965
Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LB Commercial Mortgage Trust Series 2007-C3 Class AM(b) 07/15/44	6.096%	4,640,000	4,814,975
LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3 02/15/40	5.430%	4,536,698	4,622,338
LB-UBS Commercial Mortgage Trust(b) Series 2006-C4 Class AM 06/15/38	6.116%	2,585,000	2,591,175
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(b)(g) 12/15/30	1.078%	2,020,611	22,188
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3 02/15/48	2.988%	2,560,000	2,604,446
Series 2015-C21 Class A3 03/15/48	3.077%	2,745,000	2,805,170
Morgan Stanley Capital I Trust Series 2014-150E Class A(a) 09/09/32	3.912%	4,080,000	4,395,273
Morgan Stanley Re-Remic Trust(a)(b) Series 2009-GG10 Class A4B 08/12/45	5.987%	4,285,000	4,383,496
Series 2010-GG10 Class A4B 08/15/45	5.987%	2,665,000	2,726,259
ORES NPL LLC(a) Series 2013-LV2 Class A 09/25/25	3.081%	133,800	133,131
Series 2014-LV3 Class A 03/27/24	3.000%	1,809,824	1,809,824
Rialto Real Estate Fund LLC(a) Series 2014-LT6 Class A 09/15/24	2.750%	605,160	603,759
Subordinated, Series 2015-LT7 Class B 12/25/32	5.071%	2,000,000	1,999,642
Rialto Real Estate Fund LP(a) Series 2014-LT5 Class A 05/15/24	2.850%	548,911	547,851
Series 2014-LT6 Class B 09/15/24	5.486%	1,000,000	999,765
VFC LLC(a) Series 2014-2 Class A 07/20/30	2.750%	1,801	1,801
Subordinated, Series 2015-3 Class B 12/20/31	4.750%	500,000	499,833
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5 11/15/47	3.607%	3,180,000	3,395,884
Wells Fargo Commercial Mortgage Trust Series 2015-C26 Class A4 02/15/48	3.166%	5,425,000	5,597,367

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-C27 Class A4 02/15/48	3.190%	4,975,000	5,144,251
Series 2015-LC20 Class A4 04/15/50	2.925%	4,460,000	4,520,261
Series 2015-LC20 Class A5 04/15/50	3.184%	5,170,000	5,335,103
Series 2016-C33 Class A3 03/15/59	3.162%	2,000,000	2,030,849
Series 2016-C33 Class A4 03/15/59	3.426%	2,200,000	2,304,024
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $200,053,508)			199,243,436
Asset-Backed Securities — Agency 1.1%
United States Small Business Administration Series 2012-20C Class 1 03/01/32	2.510%	938,438	958,910
Series 2012-20G Class 1 07/01/32	2.380%	1,536,771	1,558,308
Series 2012-20L Class 1 12/01/32	1.930%	1,650,445	1,636,739
Series 2013-20A Class 1 01/01/33	2.130%	3,945,685	3,955,471
Series 2013-20C Class 1 03/01/33	2.220%	8,229,068	8,299,850
Series 2013-20G Class 1 07/01/33	3.150%	2,493,639	2,608,856
Series 2013-20L Class 1 12/01/33	3.380%	1,535,417	1,626,401
Series 2014-20C Class 1 03/01/34	3.210%	1,965,315	2,066,953
Series 2014-20D Class 1 04/01/34	3.110%	6,362,201	6,690,342
Series 2014-20F Class 1 06/01/34	2.990%	4,017,862	4,171,679
Series 2015-20C Class 1 03/01/35	2.720%	1,492,152	1,524,312
Total Asset-Backed Securities — Agency (Cost: $34,016,993)			35,097,821
Asset-Backed Securities — Non-Agency 15.9%
A Voce CLO Ltd.(a)(b) Series 2014-1A Class A1B 07/15/26	2.088%	4,690,000	4,639,728
Series 2014-1A Class A2A 07/15/26	2.628%	3,375,000	3,234,151
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust Series 2014-A Class A2(a) 11/15/22	0.810%	663,646	662,840
Ally Auto Receivables Trust Series 2015-SN1 Class A2B(b) 06/20/17	0.819%	3,275,383	3,276,258
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2B(b) 10/08/19	1.137%	2,545,000	2,544,999
Apidos CDO V(a)(b) Series 2007-5A Class A1 04/15/21	0.868%	2,036,138	2,009,088
Series 2007-5A Class A1S 04/15/21	0.858%	1,114,372	1,104,914
Apidos CLO XXII Series 2015-22A Class D(a)(b) 10/20/27	6.634%	1,000,000	883,271
Ares CLO Ltd. Series 2014-32A Class C(a)(b) 11/15/25	4.818%	1,500,000	1,417,501
Ares XXX CLO Ltd. Series 2014-30A Class A2(a)(b) 04/20/23	1.484%	3,331,508	3,293,806
Ares XXXVII CLO Ltd. Series 2015-4A Class D1(a)(b) 10/15/26	7.428%	1,000,000	927,170
Ares XXXVIII CLO Ltd.(a)(b) 01/20/27	6.714%	1,500,000	1,347,200
Ascentium Equipment Receivables LLC Series 2015-2A Class A2(a) 12/11/17	1.570%	2,895,000	2,898,391
Ascentium Equipment Receivables Series 2015-1A Class A2(a) 07/10/17	1.150%	922,148	921,943
Avery Point VII CLO Ltd.(a)(b) 01/15/28	7.186%	1,400,000	1,288,255
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A Class A(a) 12/20/21	2.630%	6,385,000	6,371,739
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	986,353	986,259
Barclays Dryrock Issuance Trust Series 2014-1 Class A(b) 12/16/19	0.793%	5,140,000	5,140,081
Bellemeade Re II Ltd. CMO Series 2016-1 Class M2A(a)(b)(f) 04/25/26	4.933%	1,000,000	1,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Betony CLO Ltd. Series 2015-1A Class E(a)(b) 04/15/27	5.978%	2,000,000	1,615,516
CNH Wholesale Master Note Trust Series 2013-2A Class A(a)(b) 08/15/19	1.033%	4,160,000	4,160,712
Cabela's Credit Card Master Note Trust Series 2015-2 Class A1 07/17/23	2.250%	5,640,000	5,690,896
Cabela's Credit Card Master Note Trust(a)(b) Series 2012-1A Class A2 02/18/20	0.963%	2,010,000	2,009,902
Cabela's Master Credit Card Trust Series 2014-1 Class A(b) 03/16/20	0.783%	1,820,000	1,819,778
Capital One Multi-Asset Execution Trust Series 2015-A2 Class A2 03/15/23	2.080%	5,990,000	6,089,297
Carlyle Global Market Strategies CLO Ltd.(a)(b) Series 2016-1A Class A2 04/20/27	2.984%	7,300,000	7,299,876
Series 2016-1A Class D 04/20/27	8.234%	1,200,000	1,149,922
Carlyle Global Market Strategies CLO(a)(b) Series 2014-3A Class A1B 07/27/26	1.969%	9,050,000	9,046,516
Series 2015-4A Class D 10/20/27	6.444%	1,300,000	1,157,555
Series 2015-5A Class C 01/20/28	4.542%	1,500,000	1,434,651
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.689%	477,406	479,176
Series 2012-2A Class A 05/07/24	0.889%	290,648	290,556
Series 2013-1A Class A 01/07/25	0.889%	1,061,121	1,060,526
Series 2014-1A Class A 03/07/26	0.859%	11,940,871	11,910,648
Citibank Credit Card Issuance Trust Series 2014-A5 Class A5 06/07/23	2.680%	4,075,000	4,240,104
Citigroup Mortgage Loan Trust, Inc. CMO Series 2005-WF2 Class MF1(b) 08/25/35	5.308%	130,880	707
Cole Park CLO Ltd. Series 2015 Class E(a)(b) 10/20/28	6.734%	1,000,000	889,981
Conn's Receivables Funding LLC(a) Series 2016-A Class A 04/16/18	4.680%	5,386,329	5,407,370
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2016-A Class B 08/15/18	8.960%	1,000,000	1,010,000
Conseco Financial Corp. Series 1997-6 Class A10 01/15/29	6.870%	81,029	81,872
Contimortgage Home Equity Loan Trust CMO Series 1996-4 Class A9 (NPFGC) 01/15/28	6.880%	20,587	20,194
Countrywide Home Equity Loan Trust CMO Series 2007-S2 Class A3 (NPFGC) 05/25/37	5.813%	1,580,451	1,566,460
CMO Series 2007-S2 Class A6 (NPFGC) 05/25/37	5.779%	1,515,342	1,506,831
DT Auto Owner Trust Subordinated, Series 2014-1A Class D(a) 01/15/21	3.980%	4,350,000	4,395,515
Dell Equipment Finance Trust Series 2015-2 Class A2B(a)(b) 12/22/17	1.341%	1,535,000	1,534,914
Discover Card Execution Note Trust Series 2012-A6 Class A6 01/18/22	1.670%	2,880,000	2,898,949
Series 2015-A2 Class A 10/17/22	1.900%	9,135,000	9,255,253
Dryden Senior Loan Fund Series 2014-33A Class B(a)(b) 07/15/26	2.628%	3,050,000	3,018,847
Dryden XXIV Senior Loan Fund Series 2012-24RA Class AR(a)(b) 11/15/23	1.908%	5,405,000	5,388,699
Enterprise Fleet Financing LLC(a) Series 2013-2 Class A2 03/20/19	1.060%	1,028,248	1,027,577
Series 2015-1 Class A2 09/20/20	1.300%	5,614,681	5,605,026
Series 2015-2 Class A2 02/22/21	1.590%	4,814,499	4,814,087
Ford Credit Auto Owner Trust Series 2013-B Class A3 10/15/17	0.570%	61,687	61,683
Ford Credit Auto Owner Trust(a) Series 2014-2 Class A 04/15/26	2.310%	11,055,000	11,207,718
Series 2015-1 Class A 07/15/26	2.120%	19,335,000	19,524,651
Series 2015-2 Class A 01/15/27	2.440%	5,695,000	5,782,344
Ford Credit Floorplan Master Owner Trust Series 2013-2 Class A(a) 03/15/22	2.090%	8,300,000	8,374,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC CMO Series 2014-2 Class A1(a)(b) 10/25/19	3.721%	1,696,617	1,679,988
GE Dealer Floorplan Master Note Trust(b) Series 2012-2 Class A 04/22/19	1.189%	4,480,000	4,488,716
Series 2014-1 Class A 07/20/19	0.819%	7,625,000	7,591,437
Series 2015-1 Class A 01/20/20	0.939%	7,845,000	7,825,305
GFT Mortgage Loan Trust CMO Series 2015-GFT1 Class A(a)(b) 01/25/55	3.721%	2,993,388	2,957,467
GM Financial Automobile Leasing Trust Series 2015-1 Class A2 12/20/17	1.100%	9,867,080	9,873,399
Golden Credit Card Trust Series 2015-3A Class A(a)(b) 07/15/19	0.853%	5,555,000	5,545,002
Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(a)(b) 04/19/26	2.083%	4,880,000	4,860,758
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 Class A2(a) 06/20/17	1.120%	1,865,327	1,867,201
Green Tree Agency Advance Funding Trust I Series 2015-T1 Class AT1(a) 10/15/46	2.302%	6,085,000	6,078,002
Harley-Davidson Motorcycle Trust(b) Series 2014-1 Class A2B 04/15/18	0.603%	11,690	11,689
Series 2015-1 Class A2B 01/15/19	0.733%	1,483,931	1,483,931
Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A 12/10/27	0.987%	4,658,983	4,662,270
Series 2014-1 Class A 04/10/28	0.837%	2,414,848	2,415,878
Series 2015-1 Class A 07/10/29	1.007%	7,925,000	7,945,361
Series 2016-1 Class A1 04/10/30	1.439%	9,335,000	9,334,066
Hertz Vehicle Financing II LP Series 2015-3A Class A(a) 09/25/21	2.670%	2,870,000	2,867,648
Hertz Vehicle Financing LLC Series 2016-1A Class A(a) 03/25/20	2.320%	2,600,000	2,598,195
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	222,884	222,824
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntington Auto Trust Series 2015-1 Class A2 10/16/17	0.760%	2,235,086	2,235,000
Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A(a) 12/15/17	0.950%	5,972,703	5,969,713
Hyundai Floorplan Master Owner Trust(a)(b) Series 2013-1A Class A 05/15/18	0.783%	10,155,000	10,154,261
Series 2016-1A Class A1 03/15/21	1.340%	1,425,000	1,424,857
John Deere Owner Trust Series 2016-A Class A2 10/15/18	1.150%	3,520,000	3,514,521
MMAF Equipment Finance LLC Series 2014-AA Class A2(a) 04/10/17	0.520%	1,438,869	1,438,686
Mercedes-Benz Master Owner Trust Series 2015-AA Class A(a)(b) 04/15/19	0.753%	9,420,000	9,408,216
Mountain View Funding CLO Series 2007-3A Class A1(a)(b) 04/16/21	0.848%	6,424,808	6,401,929
NRZ Advance Receivables Trust(a) Series 2015-T1 Class AT1 08/15/46	2.315%	7,585,000	7,582,630
Series 2015-T3 Class AT3 11/15/46	2.540%	6,120,000	6,124,005
New York City Tax Lien Trust Series 2015-A Class A(a) 11/10/28	1.340%	1,738,646	1,727,705
Nissan Auto Receivables Owner Trust Series 2015-A Class A1(b) 01/15/20	0.833%	5,895,000	5,881,571
OZLM VII Ltd. Series 2014-7A Class A2A(a)(b) 07/17/26	2.683%	4,195,000	4,138,514
Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(a)(b) 01/25/55	3.475%	595,906	592,219
Oak Hill Credit Partners X Ltd. Series 2014-10A Class A(a)(b) 07/20/26	2.104%	5,570,000	5,569,978
Octagon Investment Partners 24 Ltd. Series 2015-1A Class A1(a)(b) 05/21/27	2.068%	12,000,000	11,924,556
Octagon Investment Partners XIX Ltd. Series 2014-A Class 1A(a)(b) 04/15/26	2.148%	6,360,000	6,338,344

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners XXI Ltd.(a)(b) Series 2014-1A Class A1A 11/14/26	2.088%	6,000,000	5,968,884
Series 2014-1A Class A1B 11/14/26	1.938%	9,200,000	9,190,138
Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(a)(b) 11/25/25	5.885%	1,000,000	834,631
Octagon Investment Partners XXVI Ltd.(a)(b) Series 2016-1A Class B1 04/15/27	3.124%	7,000,000	7,000,000
Series 2016-1A Class E 04/15/27	8.474%	1,500,000	1,453,050
Ocwen Master Advance Receivables Trust Series 2015-1 Class AT1(a)
09/17/46	2.537%	4,555,000	4,552,927
OneMain Financial Issuance Trust(a) Series 2015-1A Class A 03/18/26	3.190%	5,085,000	5,082,239
Series 2015-2A Class A 07/18/25	2.570%	11,165,000	11,097,433
Renaissance Home Equity Loan Trust CMO Series 2005-3 Class M2(b) 11/25/35	5.355%	4,750,000	423,451
SLM Student Loan Trust Series 2014-2 Class A1(b) 07/25/19	0.689%	44,162	44,148
SMART ABS Series Trust Series 2015-3US Class A2B(b) 04/16/18	1.187%	3,960,000	3,949,190
SPS Servicer Advance Receivables Trust Series 2015-T2 Class AT2(a) 01/15/47	2.620%	3,825,000	3,825,027
Selene Non-Performing Loans LLC Series 2014-1A Class A(a)(b) 05/25/54	2.981%	960,638	952,612
Seneca Park CLO Ltd. Series 2014-1A Class D(a)(b) 07/17/26	4.120%	500,000	459,513
SoFi Professional Loan Program LLC(a)(j) Series 2015-D Class RC 10/26/37	0.000%	1	666,667
Series 2016-A Class RPO 01/25/38	0.000%	3	1,500,000
SoFi Social Professional Loan Program Series 2016-A(a) 12/26/36	2.760%	7,867,801	7,767,657
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Symphony CLO V Ltd. Series 2007-5A Class A1(a)(b) 01/15/24	1.378%	11,362,651	11,176,962
Synchrony Credit Card Master Note Trust Series 2011-2 Class A(b) 05/15/19	0.913%	10,120,000	10,121,259
TAL Advantage V LLC Series 2014-2A Class A1(a) 05/20/39	1.700%	1,912,894	1,882,847
Venture XI CLO Ltd. Series 2012-11A Class AR(a)(b) 11/14/22	1.918%	9,475,000	9,431,917
Volkswagen Auto Lease Trust Series 2015-A Class A2B(b) 06/20/17	0.759%	1,800,997	1,801,868
Volkswagen Auto Loan Enhanced Trust Series 2013-1 Class A3 08/21/17	0.560%	201,448	201,392
Series 2013-2 Class A3 04/20/18	0.700%	4,007,597	4,001,644
Wheels SPV 2 LLC Series 2015-1A Class A2(a) 04/22/24	1.270%	2,924,300	2,914,844
World Financial Network Credit Card Master Trust Series 2012-D Class A 04/17/23	2.150%	11,475,000	11,604,413
Series 2015-B Class A 06/17/24	2.550%	10,735,000	10,952,913
World Omni Automobile Lease Securitization Trust Series 2015-A Class A2B(b) 05/15/18	0.813%	3,418,832	3,416,142
Total Asset-Backed Securities — Non-Agency (Cost: $507,074,212)			503,785,904
U.S. Treasury Obligations 7.0%
U.S. Treasury 08/31/16	0.500%	33,400,000	33,414,796
09/15/16	0.875%	63,500,000	63,616,586
03/31/21	1.250%	14,829,000	14,808,147
02/15/26	1.625%	27,942,800	27,458,167
11/15/45	3.000%	46,541,900	49,803,463
U.S. Treasury(f) 04/30/21	1.375%	1,321,000	1,326,985
U.S. Treasury(j) STRIPS 05/15/43	0.000%	68,949,000	32,554,064
Total U.S. Treasury Obligations (Cost: $218,529,885)			222,982,208

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

U.S. Government & Agency Obligations 0.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residual Funding Corp.(j) STRIPS 01/15/30	0.000%	22,716,000	15,452,514
04/15/30	0.000%	8,705,000	5,891,918
Total U.S. Government & Agency Obligations (Cost: $20,720,626)			21,344,432
Foreign Government Obligations(k) 1.1%
CHILE 0.1%
Chile Government International Bond 10/30/22	2.250%	2,900,000	2,900,000
COLOMBIA 0.1%
Colombia Government International Bond 01/18/41	6.125%	1,697,000	1,840,839
FRANCE 0.5%
Electricite de France SA(a) 10/13/55	5.250%	16,266,000	16,384,075
MEXICO 0.1%
Mexico Government International Bond 03/15/22	3.625%	4,114,000	4,253,876
03/08/44	4.750%	2,105,000	2,126,050
Total			6,379,926
PANAMA 0.1%
Panama Government International Bond 01/26/36	6.700%	1,635,000	2,092,800
PERU 0.1%
Peruvian Government International Bond 03/14/37	6.550%	1,725,000	2,212,313
PHILIPPINES —%
Philippine Government International Bond 10/23/34	6.375%	525,000	746,798
QATAR 0.1%
Nakilat, Inc.(a) 12/31/33	6.067%	2,293,000	2,610,581
Total Foreign Government Obligations (Cost: $33,770,429)			35,167,332

Municipal Bonds 1.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.4%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 07/01/34	5.750%	11,150,000	14,142,883
ILLINOIS 0.2%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	1,520,000	1,794,710
City of Chicago Unlimited General Obligation Bonds Taxable Project Series 2011-C1 01/01/35	7.781%	1,090,000	1,145,568
Unlimited General Obligation Refunding Bonds Taxable Series 2014B 01/01/44	6.314%	2,530,000	2,271,890
Unlimited General Obligation Taxable Bonds Series 2015B 01/01/33	7.375%	835,000	847,984
Total			6,060,152
KENTUCKY 0.3%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010 04/01/18	3.165%	8,880,995	9,047,514
OHIO 0.3%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	8,565,000	9,616,439
PUERTO RICO 0.2%
Puerto Rico Sales Tax Financing Corp.(l) Revenue Bonds 1st Senior Series 2009C 08/01/57	5.750%	1,010,000	599,677
Subordinated Revenue Bonds 1st Series 2009A-1 08/01/43	5.250%	4,335,000	1,684,668
1st Series 2009B 08/01/44	6.500%	1,020,000	421,658
1st Series 2010C 08/01/41	5.250%	5,075,000	1,972,652
Total			4,678,655
Total Municipal Bonds (Cost: $42,094,512)			43,545,643

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Preferred Debt 1.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 1.1%
HSBC Holdings PLC 12/31/49	8.000%	165,495	4,385,618
M&T Bank Corp.(b) 12/31/49	6.375%	7,243	7,673,958
12/31/49	6.375%	1,660	1,783,670
State Street Corp.(b) 12/31/49	5.350%	100,000	2,629,000
12/31/49	5.900%	72,535	1,970,776
U.S. Bancorp(b) 12/31/49	6.500%	135,337	4,000,562
Wells Fargo & Co. 12/31/49	7.500%	10,000	12,460,000
Total			34,903,584
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
Merrill Lynch Capital Trust I(b) 12/15/66	6.450%	85,000	2,208,300
BUILDING MATERIALS 0.2%
Stanley Black & Decker, Inc. 07/25/52	5.750%	183,050	4,816,045
PROPERTY & CASUALTY —%
Allstate Corp. (The)(b) 01/15/53	5.100%	44,460	1,158,183
Total Preferred Debt (Cost: $41,024,126)			43,086,112

Senior Loans 0.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS —%
PQ Corp. Term Loan(b)(f)(m) 10/27/22	5.750%	138,649	139,318
DIVERSIFIED MANUFACTURING —%
Manitowoc Foodservice, Inc. Tranche B Term Loan(b)(m) 03/03/23	5.750%	395,815	400,023

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PHARMACEUTICALS —%
Concordia Healthcare Corp. Term Loan(b)(m) 10/21/21	5.250%	299,250	295,958
TECHNOLOGY 0.1%
Microsemi Corp. Tranche B Term Loan(b)(m) 01/15/23	5.250%	897,528	903,137
Riverbed Technology, Inc. Term Loan(b)(m) 04/25/22	5.750%	343,537	345,488
Total			1,248,625
Total Senior Loans (Cost: $2,029,314)			2,083,924

Common Stocks —%

Issuer	Shares	Value ($)
FINANCIALS —%
Insurance —%
WMI Holdings Corp. Escrow(c)(d)(n)(o)	2,725	—
WMIH Corp.(n)	54,217	120,904
Total		120,904
Total Financials		120,904
INDUSTRIALS —%
Airlines —%
United Continental Holdings, Inc.(n)	1,493	68,394
Total Industrials		68,394
Total Common Stocks (Cost: $1,511,104)		189,298

Warrants —%

HEALTH CARE —%
Health Care Providers & Services —%
HealthSouth Corp.(n)	6,190	22,346
Total Health Care		22,346
Total Warrants (Cost: $—)		22,346

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Options Purchased Puts —%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(p)	20,000,000	2.00	12/12/16	58,890
Put — OTC 5-Year Interest Rate Swap(p)	16,500,000	2.15	09/09/16	8,664
Total Options Purchased Puts (Cost: $506,625)				67,554

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(q)(r)	4,335,392	4,335,392
Total Money Market Funds (Cost: $4,335,392)		4,335,392
Total Investments (Cost: $3,477,296,185)		3,514,526,487
Other Assets & Liabilities, Net		(348,454,539)
	Net Assets	3,166,071,948

The accompanying Notes to Financial Statements are an integral part of this statement.

At April 30, 2016, securities and cash totaling $16,516,032 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	541	USD	118,276,125	06/2016	—	(51,216)
U.S. Treasury 2-Year Note	997	USD	217,969,125	06/2016	—	(348,061)
U.S. Treasury 5-Year Note	601	USD	72,669,352	06/2016	242,411	—
U.S. Treasury 5-Year Note	3,195	USD	386,320,431	06/2016	—	(333,173)
Total			795,235,033		242,411	(732,450)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(31)	USD	(5,062,688)	06/2016	40,651	—
U.S. Long Bond	(13)	USD	(2,123,062)	06/2016	—	(5,745)
U.S. Treasury 10-Year Note	(110)	USD	(14,306,875)	06/2016	89,193	—
U.S. Treasury 10-Year Note	(181)	USD	(23,541,313)	06/2016	11,203	—
U.S. Treasury Ultra 10-Year Note	(332)	USD	(46,666,750)	06/2016	434,971	—
U.S. Treasury Ultra 10-Year Note	(206)	USD	(28,955,875)	06/2016	—	(34,201)
U.S. Ultra Bond	(179)	USD	(30,670,531)	06/2016	816,329	—
Total			(151,327,094)		1,392,347	(39,946)

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Open Options Contracts Written at April 30, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Put — OTC 10-Year Interest Rate Swap(s)	Put	USD	(30,000,000)	1.85	(249,750)	07/19/2016	(292,842)

Credit Default Swap Contracts Outstanding at April 30, 2016
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Electricite de France SA	12/20/2020	1.000	USD	1,640,000	(21,353)	—	(7,938)	(1,822)	—	(15,237)
Barclays	Electricite de France SA	12/20/2020	1.000	USD	1,640,000	(21,353)	—	(4,330)	(1,822)	—	(18,845)
Barclays	Electricite de France SA	12/20/2020	1.000	USD	1,635,000	(21,287)	—	(3,591)	(1,817)	—	(19,513)
Barclays	Home Depot, Inc.	06/20/2021	1.000	USD	21,605,000	(774,776)	—	(766,679)	(24,006)	—	(32,103)
Barclays	International Business Machines Corp.	12/20/2020	1.000	USD	3,190,000	(66,591)	—	(58,390)	(3,544)	—	(11,745)
Barclays	Newmont Mining Corp.	12/20/2020	1.000	USD	3,220,000	(8,881)	185,702	—	(3,578)	—	(198,161)
Barclays	Viacom, Inc.	06/20/2021	1.000	USD	3,110,000	76,135	139,982	—	(3,456)	—	(67,303)
Citi	Campbell Soup Co.	06/20/2021	1.000	USD	6,945,000	(226,560)	—	(214,373)	(7,717)	—	(19,904)
Citi	D.R. Horton, Inc.	12/20/2020	1.000	USD	8,925,000	51,489	215,908	—	(9,917)	—	(174,336)
Citi	Energy Transfer Partners, LP	12/20/2020	1.000	USD	1,640,000	163,724	97,937	—	(1,822)	63,965	—
Citi	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	3,160,000	(1,762)	8,317	—	(3,511)	—	(13,590)
Citi	Home Depot, Inc.	06/20/2021	1.000	USD	15,435,000	(553,514)	—	(530,727)	(17,150)	—	(39,937)
Citi	International Business Machines Corp.	12/20/2020	1.000	USD	3,235,000	(67,531)	—	(79,303)	(3,594)	8,178	—
Citi	Kinder Morgan, Inc.	12/20/2020	1.000	USD	3,280,000	235,358	276,203	—	(3,644)	—	(44,489)
Citi	Markit CDX Emerging Markets Index, Series 24	12/20/2020	1.000	USD	12,842,900	1,061,329	1,461,141	—	(14,270)	—	(414,082)
Citi	Markit CDX Emerging Markets Index, Series 24	12/20/2020	1.000	USD	31,247,300	2,582,256	3,919,997	—	(34,719)	—	(1,372,460)
Citi	McDonald's Corp.	12/20/2020	1.000	USD	9,445,000	(292,651)	—	(231,981)	(10,494)	—	(71,164)
Citi	Nordstrom, Inc.	12/20/2020	1.000	USD	3,280,000	35,196	—	(68,521)	(3,644)	100,073	—
Citi	Viacom, Inc.	12/20/2020	1.000	USD	4,915,000	61,203	230,486	—	(5,461)	—	(174,744)
Citi	Viacom, Inc.	12/20/2020	1.000	USD	4,915,000	61,203	192,883	—	(5,461)	—	(137,141)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	Yum! Brands, Inc.	12/20/2020	1.000	USD	3,270,000	179,690	241,542	—	(3,633)	—	(65,485)
Credit Suisse	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	3,145,000	(1,754)	84,058	—	(3,494)	—	(89,306)
Goldman Sachs International	Barclays Bank, PLC	12/20/2020	1.000	USD	16,420,000	67,713	—	(305,927)	(18,244)	355,396	—
Goldman Sachs International	Barclays Bank, PLC	12/20/2020	1.000	USD	1,575,000	83,600	172,169	—	(1,750)	—	(90,319)
Goldman Sachs International	Barclays Bank, PLC	12/20/2020	1.000	USD	3,120,000	165,609	227,714	—	(3,467)	—	(65,572)
Goldman Sachs International	Citigroup, Inc.	06/20/2021	1.000	USD	12,275,000	(21,263)	23,793	—	(13,639)	—	(58,695)
Goldman Sachs International	Costco Wholesale Corp.	12/20/2020	1.000	USD	3,280,000	(111,426)	—	(106,365)	(3,644)	—	(8,705)
Goldman Sachs International	Eaton Corp. PLC	12/20/2020	1.000	USD	3,220,000	(78,132)	—	(64,288)	(3,578)	—	(17,422)
Goldman Sachs International	Electricite de France SA	12/20/2020	1.000	USD	8,205,000	(106,825)	—	(50,604)	(9,117)	—	(65,338)
Goldman Sachs International	Electricite de France SA	12/20/2020	1.000	USD	3,280,000	(42,704)	—	(17,301)	(3,644)	—	(29,047)
Goldman Sachs International	Electricite de France SA	12/20/2020	1.000	USD	6,555,000	(85,342)	—	(33,143)	(7,283)	—	(59,482)
Goldman Sachs International	HSBC Holdings PLC	12/20/2020	1.000	USD	6,250,000	240,444	429,109	—	(6,944)	—	(195,609)
Goldman Sachs International	Lloyds Bank	12/20/2020	1.000	USD	3,125,000	150,576	180,756	—	(3,472)	—	(33,652)
Goldman Sachs International	Markit CDX Emerging Markets Index, Series 24	12/20/2020	1.000	USD	9,633,400	796,098	1,087,433	—	(10,704)	—	(302,039)
Goldman Sachs International	McDonald's Corp.	12/20/2020	1.000	USD	11,440,000	(354,465)	—	(291,443)	(12,711)	—	(75,733)
Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	4,700,000	(5,636)	10,252	—	(5,222)	—	(21,110)
Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	3,160,000	(3,789)	8,317	—	(3,511)	—	(15,617)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	6,305,000	(7,559)	55,219	—	(7,006)	—	(69,784)
Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	6,265,000	(7,512)	76,597	—	(6,961)	—	(91,070)
Goldman Sachs International	Textron, Inc.	06/20/2021	1.000	USD	6,175,000	(39,038)	—	—	(6,861)	—	(45,899)
Goldman Sachs International	Textron, Inc.	06/20/2021	1.000	USD	7,715,000	(48,774)	—	—	(8,572)	—	(57,346)
Goldman Sachs International	Walt Disney Co. (The)	12/20/2020	1.000	USD	8,055,000	(280,484)	—	(293,757)	(8,950)	4,323	—
JPMorgan	Barclays Bank PLC	06/20/2021	1.000	USD	3,080,000	191,804	264,032	—	(3,422)	—	(75,650)
JPMorgan	Barclays Bank, PLC	12/20/2020	1.000	USD	4,905,000	260,356	96,384	—	(5,450)	158,522	—
JPMorgan	Campbell Soup Co.	12/20/2020	1.000	USD	11,765,000	(366,569)	—	(257,064)	(13,072)	—	(122,577)
JPMorgan	Citigroup, Inc.	12/20/2020	1.000	USD	8,190,000	(38,305)	14,313	—	(9,100)	—	(61,718)
JPMorgan	D.R. Horton, Inc.	12/20/2020	1.000	USD	16,835,000	97,123	374,363	—	(18,706)	—	(295,946)
JPMorgan	Energy Transfer Partners, LP	06/20/2021	1.000	USD	1,555,000	182,273	243,567	—	(1,728)	—	(63,022)
JPMorgan	General Mills, Inc.	12/20/2020	1.000	USD	3,235,000	(106,930)	—	(101,560)	(3,594)	—	(8,964)
JPMorgan	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	17,490,000	(9,753)	—	(7,667)	(19,433)	—	(21,519)
JPMorgan	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	12,505,000	46,326	84,258	—	(13,894)	—	(51,826)
JPMorgan	HSBC Holdings PLC	06/20/2021	1.000	USD	3,120,000	143,643	197,256	—	(3,467)	—	(57,080)
JPMorgan	International Business Machines Corp.	12/20/2020	1.000	USD	3,275,000	(68,366)	—	(59,862)	(3,639)	—	(12,143)
JPMorgan	International Business Machines Corp.	12/20/2020	1.000	USD	3,160,000	(65,965)	—	(26,654)	(3,511)	—	(42,822)
JPMorgan	Lloyds Bank	06/20/2021	1.000	USD	3,080,000	175,278	182,989	—	(3,422)	—	(11,133)
JPMorgan	Lloyds Bank	06/20/2021	1.000	USD	1,540,000	87,639	88,814	—	(1,711)	—	(2,886)
JPMorgan	Markit CDX Emerging Markets Index, Series 24	12/20/2020	1.000	USD	9,633,400	796,098	1,083,151	—	(10,704)	—	(297,757)
JPMorgan	McDonald's Corp.	12/20/2020	1.000	USD	6,555,000	(203,105)	—	(168,064)	(7,283)	—	(42,324)
JPMorgan	McDonald's Corp.	12/20/2020	1.000	USD	3,275,000	(101,475)	—	(81,733)	(3,639)	—	(23,381)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Nordstrom, Inc.	12/20/2020	1.000	USD	11,220,000	120,398	334,063	—	(12,467)	—	(226,132)
JPMorgan	Royal Bank of Scotland PLC (The)	06/20/2021	1.000	USD	3,080,000	221,152	279,746	—	(3,422)	—	(62,016)
JPMorgan	Royal Bank of Scotland PLC (The)	06/20/2021	1.000	USD	1,540,000	110,576	134,700	—	(1,711)	—	(25,835)
JPMorgan	Royal Bank of Scotland PLC (The)	06/20/2021	1.000	USD	3,125,000	224,382	278,607	—	(3,472)	—	(57,697)
JPMorgan	Toll Brothers, Inc.	06/20/2021	1.000	USD	17,760,000	777,766	729,638	—	(19,733)	28,395	—
JPMorgan	Yum! Brands, Inc.	12/20/2020	1.000	USD	1,635,000	89,845	110,319	—	(1,817)	—	(22,291)
JPMorgan	Yum! Brands, Inc.	12/20/2020	1.000	USD	980,000	53,852	67,987	—	(1,089)	—	(15,224)
Morgan Stanley	Citigroup, Inc.	12/20/2020	1.000	USD	3,160,000	(14,780)	9,699	—	(3,511)	—	(27,990)
Morgan Stanley	Electricite de France SA	12/20/2020	1.000	USD	6,555,000	(85,342)	—	(37,368)	(7,283)	—	(55,257)
Morgan Stanley	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	3,935,000	(2,194)	18,867	—	(4,372)	—	(25,433)
Morgan Stanley	International Business Machines Corp.	12/20/2020	1.000	USD	3,160,000	(65,965)	—	(35,090)	(3,511)	—	(34,386)
Morgan Stanley	International Business Machines Corp.	12/20/2020	1.000	USD	3,155,000	(65,860)	—	(32,289)	(3,506)	—	(37,077)
Morgan Stanley	Kinder Morgan, Inc.	06/20/2021	1.000	USD	3,115,000	273,026	332,826	—	(3,461)	—	(63,261)
Morgan Stanley	Nucor Corp.	09/20/2020	1.000	USD	10,160,000	70,633	—	(100,954)	(11,289)	160,298	—
Total							14,251,094	(4,036,966)		879,150	(6,125,331)

Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	69,540,000	—	(743,522)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 26	06/20/2021	1.000	USD	122,205,000	30,047	—
Total						30,047	(743,522)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(6,235,000)	(371,141)	—	(577,881)	6,928	213,668	—
Barclays	Anadarko Petroleum Corp.	06/20/2021	1.000	2.495	USD	(3,080,000)	(216,443)	—	(349,156)	3,422	136,135	—
Barclays	Bank of America Corp.	06/20/2018	1.000	0.549	USD	(15,565,000)	150,047	202,311	—	17,294	—	(34,970)
Barclays	Canadian Natural Resources Ltd.	12/20/2020	1.000	2.146	USD	(3,120,000)	(155,802)	—	(356,351)	3,467	204,016	—
Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(3,120,000)	(185,719)	—	(318,039)	3,467	135,787	—
Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(3,120,000)	(185,720)	—	(317,551)	3,467	135,298	—
Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(7,790,000)	(463,703)	—	(678,683)	8,656	223,636	—
Goldman Sachs International	Barrick Gold Corp.	12/20/2020	1.000	1.164	USD	(3,235,000)	(23,837)	—	(330,052)	3,594	309,809	—
Goldman Sachs International	Citigroup, Inc.	06/20/2018	1.000	0.558	USD	(7,800,000)	73,711	76,273	—	8,667	6,105	—
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.094	USD	(6,400,000)	(378,958)	—	(534,132)	2,667	157,841	—
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.094	USD	(3,100,000)	(183,559)	—	(275,097)	1,292	92,830	—
Goldman Sachs International	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.364	USD	(3,200,000)	(267,898)	—	(400,668)	1,333	134,103	—
Goldman Sachs International	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.364	USD	(3,200,000)	(267,898)	—	(404,323)	1,333	137,758	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Bank of America Corp.	06/20/2018	1.000	0.549	USD	(23,480,000)	226,347	264,885	—	26,089	—	(12,449)
JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.558	USD	(7,825,000)	73,948	91,641	—	8,694	—	(8,999)
JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.558	USD	(23,350,000)	220,660	313,563	—	25,944	—	(66,959)
JPMorgan	FedEx Corp.	12/20/2020	1.000	0.503	USD	(3,215,000)	73,048	74,544	—	3,572	2,076	—
JPMorgan	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.364	USD	(3,000,000)	(251,155)	—	(271,565)	1,250	21,660	—
JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	3.579	USD	(1,565,000)	(183,165)	—	(212,789)	1,739	31,363	—
JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	3.579	USD	(1,555,000)	(181,996)	—	(181,910)	1,728	1,642	—
JPMorgan	Plains All American Pipeline, LP	06/20/2021	1.000	3.579	USD	(1,560,000)	(182,580)	—	(314,098)	1,733	133,251	—
JPMorgan	Plains All American Pipeline, LP	06/20/2021	1.000	3.579	USD	(1,555,000)	(181,996)	—	(259,601)	1,728	79,333	—
Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(6,445,000)	(383,641)	—	(541,214)	7,161	164,734	—
Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(6,435,000)	(383,045)	—	(647,049)	7,150	271,154	—
Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	2.381	USD	(4,740,000)	(282,151)	—	(713,522)	5,267	436,638	—
Morgan Stanley	Bank of America Corp.	06/20/2018	1.000	0.549	USD	(7,800,000)	75,192	74,601	—	8,667	9,258	—
Morgan Stanley	Bank of America Corp.	06/20/2018	1.000	0.549	USD	(7,875,000)	75,915	82,082	—	8,750	2,583	—
Morgan Stanley	Canadian Natural Resources Ltd.	06/20/2021	1.000	2.300	USD	(1,560,000)	(96,534)	—	(119,896)	1,733	25,095	—
Morgan Stanley	Enterprise Products Partners LP	06/20/2021	1.000	2.154	USD	(9,370,000)	(518,852)	—	(494,627)	10,411	—	(13,814)
Morgan Stanley	Enterprise Products Partners, LP	06/20/2021	1.000	2.154	USD	(9,335,000)	(516,914)	—	(779,553)	10,372	273,011	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.094	USD	(3,000,000)	(177,636)	—	(185,770)	1,250	9,384	—
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.094	USD	(2,300,000)	(136,188)	—	(179,577)	958	44,347	—
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.094	USD	(6,000,000)	(355,274)	—	(499,506)	2,500	146,732	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.364	USD	(4,100,000)	(343,245)	—	(482,339)	1,708	140,802	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.364	USD	(3,000,000)	(251,155)	—	(360,854)	1,250	110,949	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.364	USD	(8,500,000)	(711,606)	—	(1,033,067)	3,542	325,003	—
Morgan Stanley	Mondelez International, Inc.	12/20/2020	1.000	0.382	USD	(3,235,000)	91,700	95,598	—	3,594	—	(304)
Morgan Stanley	Plains All American Pipeline LP	06/20/2021	1.000	3.579	USD	(4,620,000)	(540,719)	—	(694,802)	5,133	159,216	—
Morgan Stanley	Plains All American Pipeline, LP	06/20/2021	1.000	3.579	USD	(3,115,000)	(364,576)	—	(556,662)	3,461	195,547	—
Morgan Stanley	Plains All American Pipeline, LP	06/20/2021	1.000	3.579	USD	(3,125,000)	(365,746)	—	(478,965)	3,472	116,691	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Credit Default Swap Contracts Outstanding at April 30, 2016
Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Plains All American Pipeline, LP	06/21/2021	1.000	3.579	USD	(1,560,000)	(182,580)	—	(301,883)	1,733	121,036	—
Total								1,275,498	(13,851,182)		4,708,491	(137,495)

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	1.593	09/14/2020	USD	11,350,000	—	(208,343)
Morgan Stanley	3-Month USD LIBOR-BBA	1.5692	09/16/2020	USD	11,000,000	—	(189,478)
Total						—	(397,821)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $994,181,856 or 31.40% of net assets.

(b)  Variable rate security.

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at April 30, 2016 was $42,762, which represents less than 0.01% of net assets. Information concerning such security holdings at April 30, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/1995	2,664
WMI Holdings Corp. Escrow	03/28/2008	—
Washington Mutual Bank Subordinated 01/15/15 5.125%	09/25/2007 - 05/14/2008	24,052,072

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2016, the value of these securities amounted to $2,841,875, which represents 0.09% of net assets.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2016, the value of these securities amounted to $336,782, which represents 0.01% of net assets.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments (continued)

(h)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(i)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(j)  Zero coupon bond.

(k)  Principal and interest may not be guaranteed by the government.

(l)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $4,678,655 or 0.15% of net assets.

(m)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(n)  Non-income producing investment.

(o)  Negligible market value.

(p)  Purchased Swaption Contracts Outstanding at April 30, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.150%	2.150	09/13/2021	16,500,000	235,125	8,664
Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	12/14/2021	20,000,000	271,500	58,890
Total							506,625	67,554

(q)  The rate shown is the seven-day current annualized yield at April 30, 2016.

(r)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,280,193	538,085,621	(552,030,422)	4,335,392	16,394	4,335,392

(s)  Written Swaption Contracts Outstanding at April 30, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Put — OTC 10-Year Interest Rate Swap	Citi	Fixed rate of 1.850%	3-Month USD LIBOR BBA	1.850	07/21/2026	(30,000,000)	(249,750)	(292,842)

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,563,305,980	41,069	1,563,347,049
Residential Mortgage-Backed Securities — Agency	—	677,171,822	15,149,681	692,321,503
Residential Mortgage-Backed Securities — Non-Agency	—	138,000,615	9,905,918	147,906,533
Commercial Mortgage-Backed Securities — Non-Agency	—	196,311,192	2,932,244	199,243,436
Asset-Backed Securities — Agency	—	35,097,821	—	35,097,821
Asset-Backed Securities — Non-Agency	—	480,305,691	23,480,213	503,785,904
U.S. Treasury Obligations	189,101,159	33,881,049	—	222,982,208
U.S. Government & Agency Obligations	—	21,344,432	—	21,344,432
Foreign Government Obligations	—	35,167,332	—	35,167,332
Municipal Bonds	—	43,545,643	—	43,545,643
Preferred Debt	43,086,112	—	—	43,086,112
Senior Loans	—	2,083,924	—	2,083,924
Common Stocks
Financials	120,904	—	—	120,904
Industrials	68,394	—	—	68,394
Total Common Stocks	189,298	—	—	189,298
Warrants
Health Care	22,346	—	—	22,346
Options Purchased Puts	—	67,554	—	67,554
Investments measured at net asset value
Money Market Funds	—	—	—	4,335,392
Total Investments	232,398,915	3,226,283,055	51,509,125	3,514,526,487
Derivatives
Assets
Futures Contracts	1,634,758	—	—	1,634,758
Swap Contracts	—	5,617,688	—	5,617,688
Liabilities
Futures Contracts	(772,396)	—	—	(772,396)
Options Contracts Written	—	(292,842)	—	(292,842)
Swap Contracts	—	(7,404,169)	—	(7,404,169)
Total	233,261,277	3,224,203,732	51,509,125	3,513,309,526

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of April 30, 2015	518,165	487,500	12,755,784	2,238,583	20,298,332	148,925	36,447,289
Increase (decrease) in accrued discounts/premiums	—	—	(17,035)	(560)	45	—	(17,550)
Realized gain (loss)	8,726	—	(28,687)	—	—	2,035	(17,926)
Change in unrealized appreciation (depreciation)(a)	(8,487)	35,283	(213,813)	32,907	39,816	(2,405)	(116,699)
Sales	(477,335)	—	(11,401,695)	(2,104,213)	(1,319,338)	(148,555)	(15,451,136)
Purchases	—	15,114,398	8,811,364	2,765,527	20,441,358	—	47,132,647
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	(487,500)	—	—	(15,980,000)	—	(16,467,500)
Balance as of April 30, 2016	41,069	15,149,681	9,905,918	2,932,244	23,480,213	—	51,509,125

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2016 was $39,089, which is comprised of Residential Mortgage-Backed Securities — Agency of $35,283, Residential Mortgage-Backed Securities — Non-Agency of $(68,917), Commercial Mortgage-Backed Securities — Non-Agency of $32,907 and Asset-Backed Securities — Non-Agency of $39,816.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.

Certain residential, commercial, and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Other residential mortgage backed securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,472,454,168)	$3,510,123,541
Affiliated issuers (identified cost $4,335,392)	4,335,392
Options purchased (identified cost $506,625)	67,554
Total investments (identified cost $3,477,296,185)	3,514,526,487
Foreign currency (identified cost $157,958)	115,995
Cash collateral held at broker	300,000
Margin deposits	349,079
Unrealized appreciation on swap contracts	5,587,641
Premiums paid on outstanding swap contracts	15,526,592
Receivable for:
Investments sold	34,037,418
Investments sold on a delayed delivery basis	167,489,090
Capital shares sold	7,594,626
Dividends	143,826
Interest	23,802,808
Foreign tax reclaims	68,096
Variation margin	628,663
Expense reimbursement due from Investment Manager	3,036
Prepaid expenses	6,606
Trustees' deferred compensation plan	167,257
Other assets	50,983
Total assets	3,770,398,203
Liabilities
Option contracts written, at value (premiums received $249,750)	292,842
Due to custodian	99,297
Unrealized depreciation on swap contracts	6,262,826
Premiums received on outstanding swap contracts	17,888,148
Payable for:
Investments purchased	22,950,247
Investments purchased on a delayed delivery basis	544,824,265
Capital shares purchased	3,417,457
Dividend distributions to shareholders	7,373,889
Variation margin	400,573
Investment management fees	41,244
Distribution and/or service fees	12,209
Transfer agent fees	335,831
Plan administration fees	81
Compensation of board members	60,754
Chief compliance officer expenses	142
Other expenses	199,193
Trustees' deferred compensation plan	167,257
Total liabilities	604,326,255
Net assets applicable to outstanding capital stock	$3,166,071,948

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Represented by
Paid-in capital	$3,133,495,497
Undistributed net investment income	4,536,980
Accumulated net realized loss	(6,432,507)
Unrealized appreciation (depreciation) on:
Investments	37,669,373
Foreign currency translations	(41,963)
Futures contracts	862,362
Options purchased	(439,071)
Options contracts written	(43,092)
Swap contracts	(3,535,631)
Total — representing net assets applicable to outstanding capital stock	$3,166,071,948
Class A
Net assets	$978,459,573
Shares outstanding	106,409,624
Net asset value per share	$9.20
Maximum offering price per share	$9.48
Class B
Net assets	$5,270,020
Shares outstanding	573,145
Net asset value per share	$9.19
Class C
Net assets	$55,974,821
Shares outstanding	6,087,244
Net asset value per share	$9.20
Class I
Net assets	$421,701,817
Shares outstanding	45,810,311
Net asset value per share	$9.21
Class K
Net assets	$11,832,558
Shares outstanding	1,287,382
Net asset value per share	$9.19
Class R
Net assets	$2,407,063
Shares outstanding	261,750
Net asset value per share	$9.20
Class R4
Net assets	$8,265,436
Shares outstanding	900,040
Net asset value per share	$9.18

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class R5
Net assets	$22,620,959
Shares outstanding	2,462,867
Net asset value per share	$9.18
Class W
Net assets	$562,638,478
Shares outstanding	61,116,742
Net asset value per share	$9.21
Class Y
Net assets	$18,085,929
Shares outstanding	1,965,381
Net asset value per share	$9.20
Class Z
Net assets	$1,078,815,294
Shares outstanding	117,286,011
Net asset value per share	$9.20

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$2,530,854
Dividends — affiliated issuers	16,394
Interest	106,575,209
Total income	109,122,457
Expenses:
Investment management fees	15,985,801
Distribution and/or service fees
Class A	2,871,342
Class B	78,725
Class C	563,148
Class R	13,808
Class W	1,359,214
Transfer agent fees
Class A	1,774,805
Class B	12,267
Class C	86,989
Class K	5,721
Class R	4,263
Class R4	12,255
Class R5	11,216
Class W	835,470
Class Z	1,802,788
Plan administration fees
Class K	28,656
Compensation of board members	75,743
Custodian fees	79,964
Printing and postage fees	364,275
Registration fees	160,134
Audit fees	35,109
Legal fees	105,860
Chief compliance officer expenses	1,631
Other	86,406
Total expenses	26,355,590
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,507,986)
Expense reductions	(2,250)
Total net expenses	24,845,354
Net investment income	84,277,103
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,232,646
Foreign currency translations	(286)
Forward foreign currency exchange contracts	(576,358)
Futures contracts	(6,066,743)
Options purchased	(90,425)
Options contracts written	210,000
Swap contracts	(8,573,213)
Net realized loss	(12,864,379)
Net change in unrealized appreciation (depreciation) on:
Investments	8,312,032
Foreign currency translations	(22,787)
Forward foreign currency exchange contracts	646,845
Futures contracts	(266,529)
Options purchased	(439,071)
Options contracts written	(43,092)
Swap contracts	2,011,115
Net change in unrealized appreciation	10,198,513
Net realized and unrealized loss	(2,665,866)
Net increase in net assets resulting from operations	$81,611,237
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$84,277,103	$93,796,385
Net realized gain (loss)	(12,864,379)	54,797,335
Net change in unrealized appreciation (depreciation)	10,198,513	(14,301,042)
Net increase in net assets resulting from operations	81,611,237	134,292,678
Distributions to shareholders
Net investment income
Class A	(21,854,015)	(32,597,667)
Class B	(86,058)	(251,748)
Class C	(652,734)	(1,106,474)
Class I	(8,486,350)	(13,407,390)
Class K	(228,572)	(313,476)
Class R	(45,010)	(61,670)
Class R4	(171,793)	(210,789)
Class R5	(501,470)	(509,703)
Class W	(10,390,799)	(11,575,491)
Class Y	(409,821)	(453,598)
Class Z	(25,015,987)	(32,321,680)
Net realized gains
Class A	(13,263,948)	—
Class B	(84,555)	—
Class C	(646,345)	—
Class I	(4,464,242)	—
Class K	(132,525)	—
Class R	(36,080)	—
Class R4	(92,423)	—
Class R5	(266,663)	—
Class W	(6,730,155)	—
Class Y	(218,301)	—
Class Z	(13,507,425)	—
Total distributions to shareholders	(107,285,271)	(92,809,686)
Decrease in net assets from capital stock activity	(305,143,329)	(532,055,615)
Total decrease in net assets	(330,817,363)	(490,572,623)
Net assets at beginning of year	3,496,889,311	3,987,461,934
Net assets at end of year	$3,166,071,948	$3,496,889,311
Undistributed net investment income	$4,536,980	$6,047,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	8,240,977	74,719,720	14,146,361	130,597,121
Distributions reinvested	3,616,019	32,681,095	3,193,721	29,503,094
Redemptions	(40,336,791)	(367,210,613)	(43,522,927)	(401,914,347)
Net decrease	(28,479,795)	(259,809,798)	(26,182,845)	(241,814,132)
Class B shares
Subscriptions	30,181	273,499	65,062	600,697
Distributions reinvested	16,731	151,039	24,799	229,072
Redemptions(a)	(699,553)	(6,350,408)	(937,596)	(8,655,645)
Net decrease	(652,641)	(5,925,870)	(847,735)	(7,825,876)
Class C shares
Subscriptions	716,784	6,494,185	673,068	6,208,573
Distributions reinvested	125,289	1,130,608	102,962	951,070
Redemptions	(1,304,196)	(11,844,278)	(1,301,507)	(12,007,246)
Net decrease	(462,123)	(4,219,485)	(525,477)	(4,847,603)
Class I shares
Subscriptions	15,526,943	141,479,693	13,438,123	123,848,892
Distributions reinvested	1,430,441	12,950,244	1,449,456	13,407,104
Redemptions	(23,686,150)	(215,994,196)	(25,297,110)	(232,968,322)
Net decrease	(6,728,766)	(61,564,259)	(10,409,531)	(95,712,326)
Class K shares
Subscriptions	245,441	2,225,606	203,111	1,878,084
Distributions reinvested	39,932	360,779	33,919	313,222
Redemptions	(185,611)	(1,686,186)	(598,199)	(5,506,290)
Net increase (decrease)	99,762	900,199	(361,169)	(3,314,984)
Class R shares
Subscriptions	166,721	1,515,815	108,429	1,002,039
Distributions reinvested	7,411	66,945	5,842	53,989
Redemptions	(211,519)	(1,914,425)	(115,601)	(1,066,029)
Net decrease	(37,387)	(331,665)	(1,330)	(10,001)
Class R4 shares
Subscriptions	433,627	3,947,722	224,590	2,068,572
Distributions reinvested	27,223	245,785	21,243	196,034
Redemptions	(389,251)	(3,546,202)	(235,638)	(2,171,845)
Net increase	71,599	647,305	10,195	92,761

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	517,182	4,707,971	719,473	6,622,697
Distributions reinvested	85,019	767,788	55,176	509,422
Redemptions	(473,998)	(4,291,461)	(188,178)	(1,737,347)
Net increase	128,203	1,184,298	586,471	5,394,772
Class W shares
Subscriptions	26,310,748	239,845,328	19,765,320	183,113,256
Distributions reinvested	1,893,054	17,120,639	1,251,768	11,575,239
Redemptions	(16,023,295)	(145,618,334)	(27,475,576)	(253,088,522)
Net increase (decrease)	12,180,507	111,347,633	(6,458,488)	(58,400,027)
Class Y shares
Subscriptions	511,585	4,636,517	588,614	5,444,201
Distributions reinvested	69,282	626,841	49,009	453,313
Redemptions	(586,205)	(5,289,699)	(375,043)	(3,457,126)
Net increase (decrease)	(5,338)	(26,341)	262,580	2,440,388
Class Z shares
Subscriptions	23,866,857	217,046,791	15,882,894	146,660,467
Distributions reinvested	1,889,016	17,081,530	1,370,750	12,667,947
Redemptions	(35,463,542)	(321,473,667)	(31,147,225)	(287,387,001)
Net decrease	(9,707,669)	(87,345,346)	(13,893,581)	(128,058,587)
Total net decrease	(33,593,648)	(305,143,329)	(57,820,910)	(532,055,615)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$9.25		$9.15		$9.49		$9.39		$9.33		$9.08
Income from investment operations:
Net investment income	0.22		0.23		0.24		0.28		0.03		0.33
Net realized and unrealized gain (loss)	0.01	(b)	0.09		(0.31)		0.23		0.05		0.28
Total from investment operations	0.23		0.32		(0.07)		0.51		0.08		0.61
Less distributions to shareholders:
Net investment income	(0.17)		(0.22)		(0.21)		(0.26)		(0.02)		(0.36)
Net realized gains	(0.11)		—		(0.06)		(0.15)		—		—
Total distributions to shareholders	(0.28)		(0.22)		(0.27)		(0.41)		(0.02)		(0.36)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$9.20		$9.25		$9.15		$9.49		$9.39		$9.33
Total return	2.58%		3.56%		(0.62%)		5.52%		0.91%		6.82%
Ratios to average net assets(d)
Total gross expenses	0.91%		0.92%		0.91%		0.94%		0.96	%(e)	0.95	%(f)
Total net expenses(g)	0.86	%(h)	0.85	%(h)	0.85	%(h)	0.86	%(h)	0.84	%(e)	0.84	%(f)(h)
Net investment income	2.39%		2.45%		2.67%		2.94%		3.35	%(e)	3.62%
Supplemental data
Net assets, end of period (in thousands)	$978,460		$1,248,168		$1,473,961		$2,168,079		$352,338		$338,578
Portfolio turnover	458%		316%		274%		239%		10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$9.25		$9.15		$9.49		$9.39		$9.33		$9.08
Income from investment operations:
Net investment income	0.14		0.16		0.17		0.21		0.02		0.27
Net realized and unrealized gain (loss)	0.01	(b)	0.09		(0.30)		0.23		0.06		0.27
Total from investment operations	0.15		0.25		(0.13)		0.44		0.08		0.54
Less distributions to shareholders:
Net investment income	(0.10)		(0.15)		(0.15)		(0.19)		(0.02)		(0.29)
Net realized gains	(0.11)		—		(0.06)		(0.15)		—		—
Total distributions to shareholders	(0.21)		(0.15)		(0.21)		(0.34)		(0.02)		(0.29)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$9.19		$9.25		$9.15		$9.49		$9.39		$9.33
Total return	1.70%		2.79%		(1.36%)		4.74%		0.85%		6.01%
Ratios to average net assets(d)
Total gross expenses	1.66%		1.67%		1.66%		1.69%		1.71	%(e)	1.72	%(f)
Total net expenses(g)	1.61	%(h)	1.60	%(h)	1.60	%(h)	1.61	%(h)	1.59	%(e)	1.59	%(f)(h)
Net investment income	1.59%		1.71%		1.90%		2.20%		2.59	%(e)	2.93%
Supplemental data
Net assets, end of period (in thousands)	$5,270		$11,344		$18,976		$41,955		$6,081		$6,253
Portfolio turnover	458%		316%		274%		239%		10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$9.25		$9.15		$9.49		$9.39		$9.33		$9.08
Income from investment operations:
Net investment income	0.15		0.17		0.19		0.22		0.02		0.28
Net realized and unrealized gain (loss)	0.01	(b)	0.09		(0.31)		0.23		0.06		0.28
Total from investment operations	0.16		0.26		(0.12)		0.45		0.08		0.56
Less distributions to shareholders:
Net investment income	(0.10)		(0.16)		(0.16)		(0.20)		(0.02)		(0.31)
Net realized gains	(0.11)		—		(0.06)		(0.15)		—		—
Total distributions to shareholders	(0.21)		(0.16)		(0.22)		(0.35)		(0.02)		(0.31)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$9.20		$9.25		$9.15		$9.49		$9.39		$9.33
Total return	1.81%		2.89%		(1.21%)		4.90%		0.86%		6.20%
Ratios to average net assets(d)
Total gross expenses	1.66%		1.67%		1.66%		1.69%		1.71	%(e)	1.70	%(f)
Total net expenses(g)	1.61	%(h)	1.50	%(h)	1.45	%(h)	1.46	%(h)	1.44	%(e)	1.44	%(f)(h)
Net investment income	1.65%		1.80%		2.07%		2.37%		2.75	%(e)	3.04%
Supplemental data
Net assets, end of period (in thousands)	$55,975		$60,605		$64,739		$95,745		$35,579		$35,304
Portfolio turnover	458%		316%		274%		239%		10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class I	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$9.26	$9.16	$9.50	$9.39	$9.33		$9.08
Income from investment operations:
Net investment income	0.25	0.26	0.28	0.31	0.03		0.37
Net realized and unrealized gain (loss)	0.01 (b)	0.10	(0.31)	0.24	0.06		0.27
Total from investment operations	0.26	0.36	(0.03)	0.55	0.09		0.64
Less distributions to shareholders:
Net investment income	(0.20)	(0.26)	(0.25)	(0.29)	(0.03)		(0.39)
Net realized gains	(0.11)	—	(0.06)	(0.15)	—		—
Total distributions to shareholders	(0.31)	(0.26)	(0.31)	(0.44)	(0.03)		(0.39)
Proceeds from regulatory settlements	—	—	—	—	—		0.00	(c)
Net asset value, end of period	$9.21	$9.26	$9.16	$9.50	$9.39		$9.33
Total return	2.96%	3.94%	(0.27%)	6.00%	0.94%		7.17%
Ratios to average net assets(d)
Total gross expenses	0.50%	0.50%	0.50%	0.50%	0.52	%(e)	0.51	%(f)
Total net expenses(g)	0.49%	0.49%	0.50%	0.50%	0.52	%(e)	0.51	%(f)(h)
Net investment income	2.76%	2.80%	3.05%	3.31%	3.68	%(e)	4.01%
Supplemental data
Net assets, end of period (in thousands)	$421,702	$486,713	$576,729	$459,989	$90,345		$86,768
Portfolio turnover	458%	316%	274%	239%	10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class K	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.25	$9.15	$9.49	$9.42
Income from investment operations:
Net investment income	0.22	0.23	0.25	0.05
Net realized and unrealized gain (loss)	0.01 (b)	0.10	(0.31)	0.06
Total from investment operations	0.23	0.33	(0.06)	0.11
Less distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.22)	(0.04)
Net realized gains	(0.11)	—	(0.06)	—
Total distributions to shareholders	(0.29)	(0.23)	(0.28)	(0.04)
Net asset value, end of period	$9.19	$9.25	$9.15	$9.49
Total return	2.54%	3.63%	(0.53%)	1.19%
Ratios to average net assets(c)
Total gross expenses	0.80%	0.80%	0.74%	0.79	%(d)
Total net expenses(e)	0.79%	0.79%	0.74%	0.79	%(d)
Net investment income	2.49%	2.52%	2.67%	2.97	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,833	$10,984	$14,168	$75,741
Portfolio turnover	458%	316%	274%	239%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$9.26		$9.15		$9.49		$9.39		$9.33		$9.08
Income from investment operations:
Net investment income	0.19		0.20		0.22		0.26		0.02		0.31
Net realized and unrealized gain (loss)	0.01	(b)	0.11		(0.31)		0.23		0.06		0.28
Total from investment operations	0.20		0.31		(0.09)		0.49		0.08		0.59
Less distributions to shareholders:
Net investment income	(0.15)		(0.20)		(0.19)		(0.24)		(0.02)		(0.34)
Net realized gains	(0.11)		—		(0.06)		(0.15)		—		—
Total distributions to shareholders	(0.26)		(0.20)		(0.25)		(0.39)		(0.02)		(0.34)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$9.20		$9.26		$9.15		$9.49		$9.39		$9.33
Total return	2.21%		3.41%		(0.87%)		5.26%		0.89%		6.55%
Ratios to average net assets(d)
Total gross expenses	1.16%		1.17%		1.16%		1.20%		1.21	%(e)	1.20	%(f)
Total net expenses(g)	1.11	%(h)	1.10	%(h)	1.10	%(h)	1.12	%(h)	1.09	%(e)	1.09	%(f)(h)
Net investment income	2.13%		2.19%		2.43%		2.73%		3.08	%(e)	3.39%
Supplemental data
Net assets, end of period (in thousands)	$2,407		$2,769		$2,750		$3,052		$2,631		$2,786
Portfolio turnover	458%		316%		274%		239%		10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.24		$9.14		$9.48		$9.66
Income from investment operations:
Net investment income	0.24		0.25		0.27		0.14
Net realized and unrealized gain (loss)	0.00	(b)(c)	0.10		(0.31)		(0.05	)(b)
Total from investment operations	0.24		0.35		(0.04)		0.09
Less distributions to shareholders:
Net investment income	(0.19)		(0.25)		(0.24)		(0.12)
Net realized gains	(0.11)		—		(0.06)		(0.15)
Total distributions to shareholders	(0.30)		(0.25)		(0.30)		(0.27)
Net asset value, end of period	$9.18		$9.24		$9.14		$9.48
Total return	2.72%		3.82%		(0.38%)		0.99%
Ratios to average net assets(d)
Total gross expenses	0.66%		0.67%		0.67%		0.67	%(e)
Total net expenses(f)	0.61	%(g)	0.60	%(g)	0.60	%(g)	0.60	%(e)
Net investment income	2.65%		2.70%		3.02%		3.26	%(e)
Supplemental data
Net assets, end of period (in thousands)	$8,265		$7,656		$7,477		$57
Portfolio turnover	458%		316%		274%		239%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016		2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.24		$9.14	$9.48	$9.66
Income from investment operations:
Net investment income	0.25		0.25	0.28	0.15
Net realized and unrealized gain (loss)	0.00	(b)(c)	0.10	(0.31)	(0.05	)(c)
Total from investment operations	0.25		0.35	(0.03)	0.10
Less distributions to shareholders:
Net investment income	(0.20)		(0.25)	(0.25)	(0.13)
Net realized gains	(0.11)		—	(0.06)	(0.15)
Total distributions to shareholders	(0.31)		(0.25)	(0.31)	(0.28)
Net asset value, end of period	$9.18		$9.24	$9.14	$9.48
Total return	2.80%		3.89%	(0.28%)	1.03%
Ratios to average net assets(d)
Total gross expenses	0.55%		0.55%	0.51%	0.54	%(e)
Total net expenses(f)	0.54%		0.54%	0.50%	0.54	%(e)
Net investment income	2.73%		2.74%	3.15%	3.30	%(e)
Supplemental data
Net assets, end of period (in thousands)	$22,621		$21,580	$15,980	$318
Portfolio turnover	458%		316%	274%	239%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class W	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$9.26		$9.16		$9.50		$9.39		$9.33		$9.08
Income from investment operations:
Net investment income	0.22		0.23		0.24		0.27		0.03		0.34
Net realized and unrealized gain (loss)	0.01	(b)	0.09		(0.30)		0.25		0.05		0.27
Total from investment operations	0.23		0.32		(0.06)		0.52		0.08		0.61
Less distributions to shareholders:
Net investment income	(0.17)		(0.22)		(0.22)		(0.26)		(0.02)		(0.36)
Net realized gains	(0.11)		—		(0.06)		(0.15)		—		—
Total distributions to shareholders	(0.28)		(0.22)		(0.28)		(0.41)		(0.02)		(0.36)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$9.21		$9.26		$9.16		$9.50		$9.39		$9.33
Total return	2.58%		3.56%		(0.62%)		5.59%		0.91%		6.84%
Ratios to average net assets(d)
Total gross expenses	0.91%		0.92%		0.91%		0.92%		0.94	%(e)	0.94	%(f)
Total net expenses(g)	0.86	%(h)	0.85	%(h)	0.85	%(h)	0.85	%(h)	0.82	%(e)	0.83	%(f)(h)
Net investment income	2.41%		2.45%		2.68%		2.91%		3.38	%(e)	3.64%
Supplemental data
Net assets, end of period (in thousands)	$562,638		$453,340		$507,419		$752,819		$3		$3
Portfolio turnover	458%		316%		274%		239%		10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y	2016		2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.26		$9.16	$9.49	$9.67
Income from investment operations:
Net investment income	0.25		0.26	0.29	0.14
Net realized and unrealized gain (loss)	0.00	(b)(c)	0.10	(0.31)	(0.04	)(c)
Total from investment operations	0.25		0.36	(0.02)	0.10
Less distributions to shareholders:
Net investment income	(0.20)		(0.26)	(0.25)	(0.13)
Net realized gains	(0.11)		—	(0.06)	(0.15)
Total distributions to shareholders	(0.31)		(0.26)	(0.31)	(0.28)
Net asset value, end of period	$9.20		$9.26	$9.16	$9.49
Total return	2.85%		3.94%	(0.17%)	1.05%
Ratios to average net assets(d)
Total gross expenses	0.50%		0.50%	0.51%	0.45	%(e)
Total net expenses(f)	0.49%		0.49%	0.50%	0.45	%(e)
Net investment income	2.77%		2.80%	3.21%	3.18	%(e)
Supplemental data
Net assets, end of period (in thousands)	$18,086		$18,249	$15,642	$2
Portfolio turnover	458%		316%	274%	239%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$9.26		$9.15		$9.49		$9.39		$9.33		$9.08
Income from investment operations:
Net investment income	0.24		0.25		0.27		0.31		0.03		0.36
Net realized and unrealized gain (loss)	0.00	(b)(c)	0.11		(0.31)		0.23		0.06		0.27
Total from investment operations	0.24		0.36		(0.04)		0.54		0.09		0.63
Less distributions to shareholders:
Net investment income	(0.19)		(0.25)		(0.24)		(0.29)		(0.03)		(0.38)
Net realized gains	(0.11)		—		(0.06)		(0.15)		—		—
Total distributions to shareholders	(0.30)		(0.25)		(0.30)		(0.44)		(0.03)		(0.38)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$9.20		$9.26		$9.15		$9.49		$9.39		$9.33
Total return	2.72%		3.93%		(0.37%)		5.79%		0.93%		7.08%
Ratios to average net assets(d)
Total gross expenses	0.66%		0.67%		0.66%		0.70%		0.71	%(e)	0.70	%(f)
Total net expenses(g)	0.61	%(h)	0.60	%(h)	0.60	%(h)	0.62	%(h)	0.59	%(e)	0.59	%(f)(h)
Net investment income	2.64%		2.69%		2.92%		3.23%		3.60	%(e)	3.89%
Supplemental data
Net assets, end of period (in thousands)	$1,078,815		$1,175,483		$1,289,621		$1,915,534		$2,881,803		$2,853,669
Portfolio turnover	458%		316%		274%		239%		10%		170%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Total Return Bond Fund (formerly known as Columbia Intermediate Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective February 19, 2016, Columbia Intermediate Bond Fund was renamed Columbia Total Return Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to hedge portfolio investments, to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Contracts and premiums associated with options contracts written for the year ended April 30, 2016 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at April 30, 2015	—	—	—	—
Opened	30,000,000	210,000	30,000,000	249,750
Closed	—	—	—	—
Expired	(30,000,000)	(210,000)	—	—
Exercised	—	—	—	—
Balance at April 30, 2016	—	—	30,000,000	249,750

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	5,617,688	*
Credit risk	Premiums paid on outstanding swap contracts	15,526,592
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,634,758	*
Interest rate risk	Investments, at value — Options purchased	67,554
Total		22,846,592
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	7,006,348	*
Credit risk	Premiums received on outstanding swap contracts	17,888,148
Interest rate risk	Net assets — unrealized depreciation on futures contracts	772,396	*
Interest rate risk	Options contracts written, at value	292,842
Interest rate risk	Net assets — unrealized depreciation on swap contracts	397,821	*
Total		26,357,555

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	(8,611,379)	(8,611,379)
Foreign exchange risk	(576,358)	—	—	—	—	(576,358)
Interest rate risk	—	(6,066,743)	210,000	(90,425)	38,166	(5,909,002)
Total	(576,358)	(6,066,743)	210,000	(90,425)	(8,573,213)	(15,096,739)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	2,348,875	2,348,875
Foreign exchange risk	646,845	—	—	—	—	646,845
Interest rate risk	—	(266,529)	(43,092)	(439,071)	(337,760)	(1,086,452)
Total	646,845	(266,529)	(43,092)	(439,071)	2,011,115	1,909,268

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	511,494,113
Futures contracts — Short	153,548,472
Credit default swap contracts — buy protection	785,851,565
Credit default swap contracts — sell protection	82,867,500
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	258,625
Options contracts — Written	(73,211)
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	15,467	(48,915)
Interest rate swap contracts	61,577	(396,123)

*Based on the ending quarterly outstanding amounts for the year ended April 30, 2016.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2016:

	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	163,203	163,203
Options purchased puts	8,664	58,890	—	—	—	—	—	67,554
OTC credit default swap contracts(c)	240,020	4,348,877	—	1,541,837	4,130,598	592,727	—	10,854,059
Total Assets	248,684	4,407,767	—	1,541,837	4,130,598	592,727	163,203	11,084,816
Liabilities
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	10,581	10,581
Options contracts written	—	292,842	—	—	—	—	—	292,842
OTC credit default swap contracts(c)	1,680,399	1,184,484	5,248	3,225,131	1,996,453	5,799,085	—	13,890,800
Total Liabilities	1,680,399	1,477,326	5,248	3,225,131	1,996,453	5,799,085	10,581	14,194,223
Total Financial and Derivative Net Assets	(1,431,715)	2,930,441	(5,248)	(1,683,294)	2,134,145	(5,206,358)	152,622	(3,109,407)
Total collateral received (pledged)(d)	(1,431,715)	2,828,000	—	(1,683,294)	1,890,000	(5,146,417)	—	(3,543,426)
Net Amount(e)	—	102,441	(5,248)	—	244,145	(59,941)	152,622	434,019

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.50% to 0.34% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.48% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $4,803,822, and the administrative services fee paid to the Investment Manager was $705,786.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended April 30, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager

(or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $12,935,133 and $88,788,958, respectively. The sale transactions resulted in a net realized gain of $1,994,648.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.16
Class C	0.15
Class K	0.05
Class R	0.15
Class R4	0.15
Class R5	0.05
Class W	0.15
Class Z	0.15

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At April 30, 2016, the Fund's total potential future obligation over the life of the Guaranty is $8,780. The liability remaining at April 30, 2016 for non-recurring charges associated with the lease amounted to $6,967 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,250.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%,

0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $237,656 for Class A, $1,212 for Class Band $2,045 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap September 1, 2015 through August 31, 2016	Voluntary Expense Cap Prior to September 1, 2015
Class A	0.86%	0.86%
Class B	1.61	1.61
Class C	1.61	1.61
Class I	0.49	0.48
Class K	0.79	0.78
Class R	1.11	1.11
Class R4	0.61	0.61
Class R5	0.54	0.53
Class W	0.86	0.86
Class Y	0.49	0.48
Class Z	0.61	0.61

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, distribution reclassifications, foreign currency transactions, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(17,944,888)
Accumulated net realized loss	17,944,885
Paid-in capital	3

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$77,090,799	$92,809,686
Long-term capital gains	30,194,472	—
Total	$107,285,271	$92,809,686

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,477,834
Undistributed long-term capital gains	1,835,475
Net unrealized appreciation	29,049,710

At April 30, 2016, the cost of investments for federal income tax purposes was $3,485,476,777 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$83,628,957
Unrealized depreciation	(54,579,247)
Net unrealized appreciation	$29,049,710

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,280,556,224 and $17,567,516,961, respectively, for the year ended April 30, 2016, of which $13,523,115,386 and $13,727,135,185, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 17.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 63.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary,
Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Total Return Bond Fund (formerly known as Columbia Intermediate Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund (formerly known as Columbia Intermediate Bond Fund) (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Capital Gain Dividend	$6,586,572

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA TOTAL RETURN BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Total Return Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN166_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA U.S. TREASURY INDEX FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA U.S. TREASURY INDEX FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Important Information About This Report	35

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA U.S. TREASURY INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia U.S. Treasury Index Fund (the Fund) Class A shares returned 2.38% excluding sales charges for the 12-month period that ended April 30, 2016.

■  The Fund underperformed its benchmark, the Citi Bond U.S. Treasury Index, which returned 2.77% over the same period.

■  The Fund generally tracked the benchmark in a period that was for the most part favorable for U.S. Treasury securities. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02	2.38	2.85	4.22
Class B	11/25/02
Excluding sales charges		1.62	2.08	3.44
Including sales charges		-3.38	1.71	3.44
Class C	11/25/02
Excluding sales charges		1.67	2.20	3.58
Including sales charges		0.67	2.20	3.58
Class I*	09/27/10	2.54	3.07	4.46
Class R5*	11/08/12	2.54	3.07	4.45
Class W*	06/18/12	2.28	2.75	4.05
Class Z	06/04/91	2.54	3.07	4.46
Citi Bond U.S. Treasury Index		2.77	3.27	4.63

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Citi Bond U.S. Treasury Index is an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citi Broad Investment-Grade Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA U.S. TREASURY INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA U.S. TREASURY INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Orhan Imer, Ph.D., CFA

William Finan

Portfolio Breakdown (%) (at April 30, 2016)
Money Market Funds	0.2
U.S. Treasury Obligations	99.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at April 30, 2016)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At April 30, 2016, approximately 40.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 2.38% excluding sales charges. The Citi Bond U.S. Treasury Index returned 2.77% over the same period. The Fund generally tracked the benchmark in a period that was for the most part favorable for U.S. Treasury securities. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.

A Period of Generally Positive Treasury Performance

During the 12-month period, the much-anticipated "normalization" of U.S. interest rate policy by the Federal Reserve (Fed) finally got underway. On December 16, the Fed raised rates by 25 basis points after a prolonged delay due to uncertainty over global economic performance and low U.S. inflation. Anticipating and then responding to the rate hike, Treasuries posted positive performance over the period as the yield curve (a chart of Treasury yields from short- to long-term) flattened significantly. Longer term yields declined and short-term yields rose. For example, 10-year Treasury yields declined from 2.12% to 1.83%, while two-year Treasury yields rose from 0.60% to 0.77% over the 12-month period. Elsewhere, five-year Treasury yields declined from 1.50% to 1.28%, and 30-year Treasuries fell from 2.82% to 2.66%%.

Several factors influenced the flattening of the Treasury yield curve and the overall positive performance of Treasury securities. U.S. economic growth remained steady, if unspectacular. Domestic employment continued to improve, with the unemployment rate receding from 5.4% at the start of the period to approximately 5% as of April 30, 2016. At the same time, there was a slight pickup in the rate of inflation from near zero to approximately 1% over the period, though inflation remained below the Fed's target of 2%. In early 2016, the low level of U.S. inflation, along with continual worries over receding global growth and low commodity prices, convinced the Fed to lower its forecast regarding the number of short-term rate increases that would take place during 2016.

Even as the Fed began a slight tightening of its monetary policy, central banks elsewhere in the world continued to pursue an aggressive strategy of policy accommodation, as the European Central Bank and the Bank of Japan resorted to negative short-term interest rates and high-volume asset purchases in seeking to jumpstart their respective economies. As long-term European rates retreated, investors continued to be attracted to U.S. Treasury yields, which helped longer term Treasuries to rally.

Annual Report 2016
4

COLUMBIA U.S. TREASURY INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Meanwhile, crude oil prices finally stabilized, after they had plummeted dramatically at times since the summer of 2014. Renewed firmness in the price of oil and other commodities meant that the U.S. economy registered some inflation, but not enough to trigger a rapid pace in the tightening of the Fed's monetary policy.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. The Fund's net value will generally decline when the performance of its targeted index declines. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA U.S. TREASURY INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.70	1,023.12	1.76	1.76	0.35
Class B	1,000.00	1,000.00	1,018.90	1,019.39	5.52	5.52	1.10
Class C	1,000.00	1,000.00	1,019.20	1,019.64	5.27	5.27	1.05
Class I	1,000.00	1,000.00	1,023.50	1,023.87	1.01	1.01	0.20
Class R5	1,000.00	1,000.00	1,023.50	1,023.87	1.01	1.01	0.20
Class W	1,000.00	1,000.00	1,022.20	1,022.63	2.26	2.26	0.45
Class Z	1,000.00	1,000.00	1,023.50	1,023.87	1.01	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

U.S. Treasury Obligations 99.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/17	0.500%	5,000,000	4,994,531
06/15/17	0.875%	13,700,000	13,736,391
06/30/17	0.625%	8,585,000	8,583,659
06/30/17	0.750%	11,385,000	11,397,899
06/30/17	2.500%	4,110,000	4,196,536
07/15/17	0.875%	12,175,000	12,206,862
07/31/17	0.625%	15,000,000	14,995,312
07/31/17	2.375%	12,800,000	13,070,003
08/15/17	0.875%	2,145,000	2,150,698
11/30/17	0.875%	5,020,000	5,032,550
12/31/17	0.750%	15,000,000	15,001,755
01/31/18	0.750%	3,590,000	3,590,000
02/15/18	1.000%	6,055,000	6,080,545
02/15/18	3.500%	13,150,000	13,790,037
04/15/18	0.750%	15,000,000	14,990,625
05/15/18	1.000%	11,460,000	11,505,656
05/15/18	3.875%	3,330,000	3,541,249
06/30/18	2.375%	5,000,000	5,167,970
07/15/18	0.875%	13,520,000	13,536,900
08/15/18	1.000%	1,820,000	1,827,109
08/31/18	1.500%	13,065,000	13,268,122
09/15/18	1.000%	5,550,000	5,570,596
11/15/18	1.250%	5,435,000	5,487,652
11/30/18	1.250%	1,430,000	1,443,965
12/15/18	1.250%	5,010,000	5,058,534
12/31/18	1.500%	860,000	874,210
01/15/19	1.125%	1,925,000	1,937,031
02/15/19	0.750%	6,415,000	6,389,693
04/30/19	1.625%	9,730,000	9,928,784
07/31/19	0.875%	10,305,000	10,270,787
07/31/19	1.625%	15,000,000	15,309,375
09/30/19	1.750%	9,920,000	10,161,413
10/31/19	1.500%	11,200,000	11,375,000
11/15/19	3.375%	6,475,000	6,998,562
12/31/19	1.625%	2,180,000	2,222,578
01/31/20	1.250%	13,650,000	13,723,055
02/29/20	1.250%	9,015,000	9,059,723
02/29/20	1.375%	4,200,000	4,239,375
03/31/20	1.375%	15,000,000	15,135,937
04/30/20	1.375%	12,675,000	12,783,926
05/31/20	1.500%	2,255,000	2,284,597
07/31/20	1.625%	4,895,000	4,980,662
08/15/20	2.625%	5,550,000	5,877,145
08/15/20	8.750%	15,000,000	19,738,470
08/31/20	1.375%	2,655,000	2,673,668
08/31/20	2.125%	2,090,000	2,169,763
09/30/20	1.375%	6,435,000	6,475,219
09/30/20	2.000%	2,400,000	2,480,251
10/31/20	1.375%	7,695,000	7,740,689
10/31/20	1.750%	2,285,000	2,335,163
11/30/20	1.625%	7,170,000	7,295,475
11/30/20	2.000%	5,545,000	5,728,246
12/31/20	1.750%	3,775,000	3,858,758
01/31/21	1.375%	4,395,000	4,416,288
02/28/21	1.125%	7,630,000	7,580,825
03/31/21	2.250%	4,450,000	4,651,638
05/15/21	3.125%	2,880,000	3,135,151
07/31/21	2.250%	2,425,000	2,535,735
08/31/21	2.000%	3,400,000	3,509,837

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/30/21	2.125%	3,025,000	3,141,865
11/30/21	1.875%	12,105,000	12,412,358
12/31/21	2.125%	6,400,000	6,644,499
01/31/22	1.500%	10,050,000	10,083,758
02/15/22	2.000%	3,000,000	3,095,625
02/28/22	1.750%	12,550,000	12,754,916
03/31/22	1.750%	2,705,000	2,748,004
04/30/22	1.750%	1,960,000	1,990,012
05/31/22	1.875%	1,780,000	1,819,981
06/30/22	2.125%	1,025,000	1,062,316
07/31/22	2.000%	2,630,000	2,705,612
08/15/22	1.625%	3,975,000	4,003,258
08/31/22	1.875%	2,070,000	2,113,259
09/30/22	1.750%	4,540,000	4,597,458
10/31/22	1.875%	2,925,000	2,983,272
11/30/22	2.000%	3,265,000	3,353,511
12/31/22	2.125%	2,610,000	2,701,452
01/31/23	1.750%	3,340,000	3,375,487
02/28/23	1.500%	3,325,000	3,305,519
05/15/23	1.750%	15,000,000	15,154,095
08/15/23	2.500%	9,870,000	10,476,462
11/15/23	2.750%	3,590,000	3,875,517
02/15/24	2.750%	3,830,000	4,134,006
05/15/24	2.500%	3,350,000	3,552,571
08/15/24	2.375%	2,560,000	2,688,799
11/15/24	2.250%	9,410,000	9,785,299
02/15/25	2.000%	5,015,000	5,108,836
05/15/25	2.125%	6,220,000	6,395,665
08/15/25	2.000%	9,845,000	10,012,670
11/15/25	2.250%	5,550,000	5,760,944
02/15/26	1.625%	6,670,000	6,554,317
02/15/26	6.000%	4,780,000	6,593,599
11/15/28	5.250%	1,825,000	2,483,925
02/15/29	5.250%	1,930,000	2,636,336
05/15/30	6.250%	570,000	863,661
02/15/31	5.375%	1,185,000	1,686,126
02/15/36	4.500%	555,000	755,039
02/15/39	3.500%	9,930,000	11,724,381
11/15/39	4.375%	2,460,000	3,286,791
05/15/40	4.375%	1,080,000	1,443,530
11/15/40	4.250%	9,500,000	12,485,821
02/15/41	4.750%	1,710,000	2,411,167
05/15/41	4.375%	2,205,000	2,953,838
08/15/41	3.750%	1,800,000	2,200,289
02/15/43	3.125%	7,385,000	8,115,133
05/15/43	2.875%	2,250,000	2,354,766
08/15/43	3.625%	3,170,000	3,816,877
11/15/43	3.750%	3,150,000	3,878,929
02/15/44	3.625%	3,000,000	3,608,556
05/15/44	3.375%	3,450,000	3,965,209
08/15/44	3.125%	3,290,000	3,608,847
11/15/44	3.000%	13,980,000	14,962,417
02/15/45	2.500%	5,540,000	5,352,161
05/15/45	3.000%	3,400,000	3,637,602
08/15/45	2.875%	4,720,000	4,924,839
11/15/45	3.000%	4,740,000	5,072,170
02/15/46	2.500%	2,710,000	2,618,643
Total U.S. Treasury Obligations (Cost: $709,166,880)			725,934,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.422%(a)(b)	1,441,192	1,441,192
Total Money Market Funds (Cost: $1,441,192)		1,441,192
Total Investments (Cost: $710,608,072)		727,375,372
Other Assets & Liabilities, Net		4,680,658
Net Assets		732,056,030

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at April 30, 2016.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,032,087	109,446,385	(109,037,280)	1,441,192	10,055	1,441,192

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
U.S. Treasury Obligations	725,934,180	—	—	725,934,180
Investments measured at net asset value
Money Market Funds	—	—	—	1,441,192
Total Investments	725,934,180	—	—	727,375,372

See the Portfolio of Investments for all investment classifications not indicated in the table.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets were deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
4,137,825	—	—	4,137,825

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $709,166,880)	$725,934,180
Affiliated issuers (identified cost $1,441,192)	1,441,192
Total investments (identified cost $710,608,072)	727,375,372
Receivable for:
Investments sold	7,992,405
Capital shares sold	1,674,458
Dividends	877
Interest	4,160,121
Expense reimbursement due from Investment Manager	4,088
Trustees' deferred compensation plan	42,135
Other assets	1,873
Total assets	741,251,329
Liabilities
Payable for:
Investments purchased	7,675,016
Capital shares purchased	676,183
Dividend distributions to shareholders	791,631
Investment management fees	7,978
Distribution and/or service fees	1,955
Other expenses	401
Trustees' deferred compensation plan	42,135
Total liabilities	9,195,299
Net assets applicable to outstanding capital stock	$732,056,030
Represented by
Paid-in capital	$715,092,109
Undistributed net investment income	176,307
Accumulated net realized gain	20,314
Unrealized appreciation (depreciation) on:
Investments	16,767,300
Total — representing net assets applicable to outstanding capital stock	$732,056,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$41,893,452
Shares outstanding	3,694,720
Net asset value per share	$11.34
Class B
Net assets	$721,030
Shares outstanding	63,599
Net asset value per share	$11.34
Class C
Net assets	$9,892,258
Shares outstanding	872,456
Net asset value per share	$11.34
Class I
Net assets	$175,747,021
Shares outstanding	15,499,990
Net asset value per share	$11.34
Class R5
Net assets	$3,906,085
Shares outstanding	345,080
Net asset value per share	$11.32
Class W
Net assets	$225,255,022
Shares outstanding	19,878,303
Net asset value per share	$11.33
Class Z
Net assets	$274,641,162
Shares outstanding	24,221,419
Net asset value per share	$11.34

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends — affiliated issuers	$10,055
Interest	8,244,048
Total income	8,254,103
Expenses:
Investment management fees	2,018,549
Distribution and/or service fees
Class A	79,789
Class B	9,162
Class C	80,501
Class W	319,950
Compensation of board members	23,013
Other	2,832
Total expenses	2,533,796
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,037,002)
Fees waived by Distributor — Class A	(31,883)
Fees waived by Distributor — Class B	(915)
Fees waived by Distributor — Class C	(12,058)
Expense reductions	(740)
Total net expenses	1,451,198
Net investment income	6,802,905
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,207,986
Net realized gain	1,207,986
Net change in unrealized appreciation (depreciation) on:
Investments	7,666,863
Net change in unrealized appreciation	7,666,863
Net realized and unrealized gain	8,874,849
Net increase in net assets resulting from operations	$15,677,754

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$6,802,905	$4,726,673
Net realized gain	1,207,986	3,090,049
Net change in unrealized appreciation	7,666,863	2,775,416
Net increase in net assets resulting from operations	15,677,754	10,592,138
Distributions to shareholders
Net investment income
Class A	(419,707)	(328,771)
Class B	(5,083)	(7,351)
Class C	(49,117)	(42,996)
Class I	(1,578,525)	(1,013,955)
Class R5	(46,260)	(31,254)
Class W	(1,537,937)	(258,679)
Class Z	(3,286,714)	(3,009,714)
Net realized gains
Class A	(162,218)	(35,542)
Class B	(3,942)	(1,014)
Class C	(38,698)	(5,115)
Class I	(469,920)	(52,108)
Class R5	(15,825)	(1,355)
Class W	(373,381)	(8,887)
Class Z	(1,071,971)	(147,809)
Total distributions to shareholders	(9,059,298)	(4,944,550)
Increase in net assets from capital stock activity	292,974,152	120,598,877
Total increase in net assets	299,592,608	126,246,465
Net assets at beginning of year	432,463,422	306,216,957
Net assets at end of year	$732,056,030	$432,463,422
Undistributed net investment income	$176,307	$229,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA U.S. TREASURY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	5,031,370	56,443,621	4,057,095	45,502,626
Distributions reinvested	39,518	442,365	26,593	298,202
Redemptions	(4,207,867)	(47,017,172)	(3,261,772)	(36,553,436)
Net increase	863,021	9,868,814	821,916	9,247,392
Class B shares
Subscriptions	3,599	40,427	3,045	34,402
Distributions reinvested	563	6,286	445	4,988
Redemptions(a)	(46,565)	(523,946)	(32,522)	(362,348)
Net decrease	(42,403)	(477,233)	(29,032)	(322,958)
Class C shares
Subscriptions	470,430	5,288,219	262,999	2,944,060
Distributions reinvested	7,706	86,076	4,177	46,784
Redemptions	(237,289)	(2,666,588)	(217,651)	(2,432,082)
Net increase	240,847	2,707,707	49,525	558,762
Class I shares
Subscriptions	10,826,689	120,565,663	172,065	1,952,968
Distributions reinvested	182,619	2,048,243	95,159	1,065,901
Redemptions	(1,475,657)	(16,587,694)	(491,912)	(5,517,651)
Net increase (decrease)	9,533,651	106,026,212	(224,688)	(2,498,782)
Class R5 shares
Subscriptions	298,452	3,340,022	332,232	3,726,540
Distributions reinvested	3,070	34,345	2,356	26,384
Redemptions	(187,355)	(2,100,080)	(233,623)	(2,640,687)
Net increase	114,167	1,274,287	100,965	1,112,237
Class W shares
Subscriptions	18,119,536	202,280,449	5,954,382	67,776,857
Distributions reinvested	170,398	1,911,141	23,801	267,431
Redemptions	(5,055,156)	(57,152,634)	(438,970)	(4,927,414)
Net increase	13,234,778	147,038,956	5,539,213	63,116,874
Class Z shares
Subscriptions	11,149,410	125,689,191	7,706,138	87,166,501
Distributions reinvested	285,516	3,198,038	199,141	2,232,106
Redemptions	(9,151,215)	(102,351,820)	(3,591,307)	(40,013,255)
Net increase	2,283,711	26,535,409	4,313,972	49,385,352
Total net increase	26,227,772	292,974,152	10,571,871	120,598,877

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.28		$11.03		$11.52		$11.74		$11.59		$11.03
Income from investment operations:
Net investment income	0.14		0.15		0.14		0.13		0.01		0.18
Net realized and unrealized gain (loss)	0.12		0.26		(0.36)		0.11		0.15		0.70
Total from investment operations	0.26		0.41		(0.22)		0.24		0.16		0.88
Less distributions to shareholders:
Net investment income	(0.14)		(0.15)		(0.15)		(0.13)		(0.01)		(0.19)
Net realized gains	(0.06)		(0.01)		(0.12)		(0.33)		—		(0.13)
Total distributions to shareholders	(0.20)		(0.16)		(0.27)		(0.46)		(0.01)		(0.32)
Net asset value, end of period	$11.34		$11.28		$11.03		$11.52		$11.74		$11.59
Total return	2.38%		3.70%		(1.92%)		2.06%		1.40%		8.01%
Ratios to average net assets(b)
Total gross expenses	0.66%		0.66%		0.66%		0.66%		0.66	%(c)	0.66	%(d)
Total net expenses(e)	0.35	%(f)	0.38	%(f)	0.45	%(f)	0.45	%(f)	0.45	%(c)	0.45	%(d)(f)
Net investment income	1.30%		1.33%		1.24%		1.15%		1.30	%(c)	1.55%
Supplemental data
Net assets, end of period (in thousands)	$41,893		$31,946		$22,163		$28,129		$42,700		$43,818
Portfolio turnover	91%		65%		76%		99%		7%		106%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.28		$11.02		$11.52		$11.74		$11.59		$11.03
Income from investment operations:
Net investment income	0.06		0.06		0.05		0.05		0.01		0.10
Net realized and unrealized gain (loss)	0.12		0.27		(0.37)		0.10		0.14		0.69
Total from investment operations	0.18		0.33		(0.32)		0.15		0.15		0.79
Less distributions to shareholders:
Net investment income	(0.06)		(0.06)		(0.06)		(0.04)		(0.00	)(b)	(0.10)
Net realized gains	(0.06)		(0.01)		(0.12)		(0.33)		—		(0.13)
Total distributions to shareholders	(0.12)		(0.07)		(0.18)		(0.37)		(0.00	)(b)	(0.23)
Net asset value, end of period	$11.34		$11.28		$11.02		$11.52		$11.74		$11.59
Total return	1.62%		3.02%		(2.74%)		1.30%		1.34%		7.21%
Ratios to average net assets(c)
Total gross expenses	1.41%		1.41%		1.41%		1.40%		1.41	%(d)	1.41	%(e)
Total net expenses(f)	1.10	%(g)	1.13	%(g)	1.20	%(g)	1.20	%(g)	1.20	%(d)	1.20	%(e)(g)
Net investment income	0.54%		0.58%		0.49%		0.40%		0.55	%(d)	0.83%
Supplemental data
Net assets, end of period (in thousands)	$721		$1,196		$1,489		$2,162		$3,102		$3,143
Portfolio turnover	91%		65%		76%		99%		7%		106%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.28		$11.02		$11.52		$11.74		$11.59		$11.03
Income from investment operations:
Net investment income	0.07		0.07		0.07		0.06		0.01		0.11
Net realized and unrealized gain (loss)	0.12		0.27		(0.37)		0.11		0.15		0.70
Total from investment operations	0.19		0.34		(0.30)		0.17		0.16		0.81
Less distributions to shareholders:
Net investment income	(0.07)		(0.07)		(0.08)		(0.06)		(0.01)		(0.12)
Net realized gains	(0.06)		(0.01)		(0.12)		(0.33)		—		(0.13)
Total distributions to shareholders	(0.13)		(0.08)		(0.20)		(0.39)		(0.01)		(0.25)
Net asset value, end of period	$11.34		$11.28		$11.02		$11.52		$11.74		$11.59
Total return	1.67%		3.11%		(2.59%)		1.45%		1.35%		7.37%
Ratios to average net assets(b)
Total gross expenses	1.41%		1.41%		1.41%		1.41%		1.41	%(c)	1.41	%(d)
Total net expenses(e)	1.05	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(c)	1.05	%(d)(f)
Net investment income	0.59%		0.66%		0.64%		0.55%		0.70	%(c)	0.98%
Supplemental data
Net assets, end of period (in thousands)	$9,892		$7,124		$6,417		$10,111		$11,628		$12,172
Portfolio turnover	91%		65%		76%		99%		7%		106%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class I	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$11.28	$11.02	$11.52	$11.74	$11.59		$11.03
Income from investment operations:
Net investment income	0.16	0.17	0.17	0.16	0.02		0.21
Net realized and unrealized gain (loss)	0.12	0.27	(0.38)	0.11	0.14		0.70
Total from investment operations	0.28	0.44	(0.21)	0.27	0.16		0.91
Less distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.17)	(0.16)	(0.01)		(0.22)
Net realized gains	(0.06)	(0.01)	(0.12)	(0.33)	—		(0.13)
Total distributions to shareholders	(0.22)	(0.18)	(0.29)	(0.49)	(0.01)		(0.35)
Net asset value, end of period	$11.34	$11.28	$11.02	$11.52	$11.74		$11.59
Total return	2.54%	3.98%	(1.76%)	2.31%	1.42%		8.29%
Ratios to average net assets(b)
Total gross expenses	0.41%	0.41%	0.41%	0.41%	0.41	%(c)	0.41	%(d)
Total net expenses(e)	0.20%	0.20%	0.20%	0.20%	0.20	%(c)	0.20	%(d)
Net investment income	1.45%	1.51%	1.49%	1.39%	1.55	%(c)	1.81%
Supplemental data
Net assets, end of period (in thousands)	$175,747	$67,291	$68,254	$54,959	$91,092		$84,899
Portfolio turnover	91%	65%	76%	99%	7%		106%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.26	$11.01	$11.51	$11.68
Income from investment operations:
Net investment income	0.16	0.17	0.17	0.08
Net realized and unrealized gain (loss)	0.12	0.26	(0.38)	(0.04	)(b)
Total from investment operations	0.28	0.43	(0.21)	0.04
Less distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.17)	(0.08)
Net realized gains	(0.06)	(0.01)	(0.12)	(0.13)
Total distributions to shareholders	(0.22)	(0.18)	(0.29)	(0.21)
Net asset value, end of period	$11.32	$11.26	$11.01	$11.51
Total return	2.54%	3.89%	(1.76%)	0.31%
Ratios to average net assets(c)
Total gross expenses	0.41%	0.41%	0.41%	0.45	%(d)
Total net expenses(e)	0.20%	0.20%	0.20%	0.20	%(d)
Net investment income	1.45%	1.50%	1.52%	1.41	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,906	$2,600	$1,431	$2
Portfolio turnover	91%	65%	76%	99%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class W	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.27		$11.02		$11.52		$11.90
Income from investment operations:
Net investment income	0.13		0.13		0.14		0.11
Net realized and unrealized gain (loss)	0.12		0.27		(0.37)		(0.05	)(b)
Total from investment operations	0.25		0.40		(0.23)		0.06
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.15)		(0.11)
Net realized gains	(0.06)		(0.01)		(0.12)		(0.33)
Total distributions to shareholders	(0.19)		(0.15)		(0.27)		(0.44)
Net asset value, end of period	$11.33		$11.27		$11.02		$11.52
Total return	2.28%		3.63%		(2.00%)		0.52%
Ratios to average net assets(c)
Total gross expenses	0.65%		0.65%		0.66%		0.65	%(d)
Total net expenses(e)	0.45	%(f)	0.45	%(f)	0.45	%(f)	0.45	%(d)
Net investment income	1.17%		1.20%		1.24%		1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$225,255		$74,873		$12,167		$29,171
Portfolio turnover	91%		65%		76%		99%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.28		$11.02		$11.52		$11.74		$11.59		$11.03
Income from investment operations:
Net investment income	0.16		0.17		0.17		0.16		0.02		0.21
Net realized and unrealized gain (loss)	0.12		0.27		(0.38)		0.11		0.14		0.70
Total from investment operations	0.28		0.44		(0.21)		0.27		0.16		0.91
Less distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.17)		(0.16)		(0.01)		(0.22)
Net realized gains	(0.06)		(0.01)		(0.12)		(0.33)		—		(0.13)
Total distributions to shareholders	(0.22)		(0.18)		(0.29)		(0.49)		(0.01)		(0.35)
Net asset value, end of period	$11.34		$11.28		$11.02		$11.52		$11.74		$11.59
Total return	2.54%		3.98%		(1.76%)		2.31%		1.42%		8.28%
Ratios to average net assets(b)
Total gross expenses	0.41%		0.41%		0.41%		0.41%		0.41	%(c)	0.41	%(d)
Total net expenses(e)	0.20	%(f)	0.20	%(f)	0.20	%(f)	0.20	%(f)	0.20	%(c)	0.20	%(d)(f)
Net investment income	1.44%		1.51%		1.49%		1.40%		1.55	%(c)	1.82%
Supplemental data
Net assets, end of period (in thousands)	$274,641		$247,434		$194,297		$227,687		$271,853		$267,044
Portfolio turnover	91%		65%		76%		99%		7%		106%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of

Annual Report 2016
22

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as

Annual Report 2016
23

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $134,417, and the administrative services fee paid to the Investment Manager was $403,250.

The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $740.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the service fee for Class A, Class B and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.

The Distributor has also voluntarily agreed to waive a portion of the distribution fee for Class C shares so that

Annual Report 2016
24

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $93 for Class A, $0 for Class B and $2,584 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.45%
Class B	1.20
Class C	1.20
Class I	0.20
Class R5	0.20
Class W	0.45
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A, Class B and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$67,387
Accumulated net realized gain	(67,388)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$6,923,343	$4,692,720
Long-term capital gains	2,135,955	251,830
Total	$9,059,298	$4,944,550

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016
25

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$934,116
Undistributed long-term capital gains	783,937
Net unrealized appreciation	16,003,677

At April 30, 2016, the cost of investments for federal income tax purposes was $711,371,695 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,111,543
Unrealized depreciation	(107,866)
Net unrealized appreciation	$16,003,677

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $747,252,343 and $458,452,996, respectively, for the year ended April 30, 2016, of which $747,252,343 and $458,452,996, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, affiliated shareholders of record owned 73.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Annual Report 2016
26

COLUMBIA U.S. TREASURY INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
27

COLUMBIA U.S. TREASURY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund", a series of Columbia Funds Series Trust I) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
28

COLUMBIA U.S. TREASURY INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Capital Gain Dividend	$1,348,920

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
29

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	58	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	58

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	58	None

Annual Report 2016
30

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	58

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	58

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	58	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	58	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
31

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	58	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	58	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2016
32

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
33

COLUMBIA U.S. TREASURY INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
34

COLUMBIA U.S. TREASURY INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
35

Columbia U.S. Treasury Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN237_04_F01_(06/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$154,500	$139,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$2,400	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2016 and April 30, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$33,100	$26,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2016 and April 30, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)           All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$335,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$370,500	$253,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2016